UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
(Rule 14a-101)
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934 (Amendment No.   )
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Filed by a Party other than the Registrant   ☐
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Preliminary Proxy Statement

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Confidential, for Use of Commission Only (as permitted by Rule 14a-6(e)(2))

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Definitive Proxy Statement

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Definitive Additional Materials

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Soliciting Material Pursuant to §240.14a-12

HYCROFT MINING HOLDING CORPORATION

(Name of Registrant as Specified in its Charter)
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No fee required.

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Fee paid previously with preliminary materials:

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Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a6(i)(1) and 0-11

HYCROFT MINING HOLDING CORPORATION
4300 Water Canyon Road, Unit #1
Winnemucca, NV 89445
To the Stockholders of Hycroft Mining Holding Corporation:
You are cordially invited to attend the 2022 annual meeting of stockholders (the “Annual Meeting”) of Hycroft Mining Holding Corporation (“HYMC” or the “Company”) to be held virtually on Thursday June 2, 2022 at 8:30 a.m. Pacific Time to consider and vote upon the following proposals:
1.
To elect seven directors to each serve on the Company’s Board of Directors (the “Board”) until the 2023 annual meeting of stockholders or until his or her successor is elected and qualified;

2.
To ratify the selection by our audit committee of Plante & Moran, PLLC to serve as our independent registered public accounting firm for the year ending December 31, 2022;

3.
To adopt and approve an amendment to the HYMC 2020 Performance and Incentive Pay Plan to increase the number of authorized shares of common stock available for issuance by 12.0 million shares of common stock; and

4.
Such other matters as may properly come before the Annual Meeting or any adjournment(s) or postponement(s) thereof.

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE ELECTION OF EACH OF THE DIRECTOR NOMINEES, “FOR” THE RATIFICATION OF PLANTE & MORAN, PLLC TO SERVE AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM AND “FOR” THE PROPOSAL TO ADOPT AND APPROVE AN AMENDMENT TO THE HYMC 2020 PERFORMANCE AND INCENTIVE PAY PLAN TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK AVAILABLE FOR ISSUANCE BY 12.0 MILLION SHARES OF COMMON STOCK.
The Board has fixed the close of business on April 6, 2022 as the record date (the “Record Date”) for the determination of stockholders entitled to notice of, and to vote at, the Annual Meeting or any postponement or adjournment thereof. Accordingly, only stockholders of record at the close of business on the Record Date are entitled to notice of, and shall be entitled to vote at, the Annual Meeting or any postponement(s) or adjournment(s) thereof.
Your vote is important. You are requested to carefully read the proxy statement and accompanying Notice of Annual Meeting for a more complete statement of matters to be considered at the Annual Meeting.
By Order of the Board,
Diane R. Garrett, Ph.D.
President and Chief Executive Officer
This proxy statement is dated April 22, 2022 and is being mailed with the form of proxy on or shortly after April 22, 2022.
IMPORTANT
Whether or not you expect to attend the Annual Meeting virtually, we strongly encourage you to designate the proxies and direct them how to vote your shares via the Internet, your mobile device, or mail as described in the proxy materials. If you hold shares through a brokerage or bank, you must instruct them how to vote your shares.

HYCROFT MINING HOLDING CORPORATION
4300 Water Canyon Road, Unit #1
Winnemucca, NV 89445
NOTICE OF 2022 ANNUAL MEETING OF STOCKHOLDERS TO BE HELD JUNE 2, 2022
To the Stockholders of Hycroft Mining Holding Corporation:
NOTICE IS HEREBY GIVEN that the 2022 annual meeting of stockholders (the “Annual Meeting”) of Hycroft Mining Holding Corporation, a Delaware corporation (“HYMC” or the “Company”), will be held virtually on Thursday June 2, 2022 at 8:30 a.m., Pacific Time, to consider and vote upon the following proposals:
1.
To elect seven directors to each serve on the Company’s Board of Directors (the “Board”) until the 2023 annual meeting of stockholders or until her or his successor is elected and qualified;

2.
To ratify the selection by our audit committee of Plante & Moran, PLLC to serve as our independent registered public accounting firm for the year ending December 31, 2022;

3.
To adopt and approve an amendment to the HYMC 2020 Performance and Incentive Pay Plan to increase the number of authorized shares of common stock available for issuance by 12.0 million shares of common stock; and

4.
Such other matters as may properly come before the Annual Meeting or any adjournment(s) or postponement(s) thereof.

Only stockholders of record of the Company as of the close of business on April 6, 2022, are entitled to notice of, and to vote at, the Annual Meeting or any adjournment or postponement thereof. Each share of common stock of the Company entitles the holder thereof to one vote.
We will furnish proxy materials to our stockholders via the Internet. Accordingly, we are mailing to our stockholders of record and beneficial owners a Notice of Internet Availability of Proxy Materials, which provides instructions on how to access the attached proxy statement and our annual report to stockholders for the fiscal year ended December 31, 2021 via the internet and how to vote online. The Notice of Internet Availability of Proxy Materials contains instructions on how to obtain the proxy materials in printed form.
We intend to hold our Annual Meeting of Stockholders virtually as a result of continuing concerns surrounding the coronavirus (COVID-19) pandemic. In order to attend the meeting, you must register at www.cstproxy.com/hycroftmining/2022 by 11:59 p.m., Eastern Daylight Time, on June 1, 2022. The meeting can be accessed by using the invitation provided upon registration, where you will be able to listen to the meeting live, submit questions and vote online. We encourage you to access the Annual Meeting before the start time of 8:30 a.m., Pacific Time, on June 2, 2022. Please allow ample time for online check-in, which will begin at 8:15 a.m. Pacific Time, on June 2, 2022. A complete list of stockholders entitled to vote at the Annual Meeting will be available on the meeting website set forth above using the Virtual Control Number provided on your proxy card, voting instruction form or Notice of Internet Availability of Proxy Materials. We encourage you to vote your shares prior to the Annual Meeting. You are urged to review carefully the information contained in the enclosed proxy statement prior to deciding how to vote your shares. You may also access our proxy materials at the following website: www.cstproxy.com/hycroftmining/2022.
By Order of the Board,
David S. Stone
Corporate Secretary
IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON JUNE 2, 2022
This proxy statement and our Annual Report on Form 10-K for the year ended December 31, 2021 are available at www.cstproxy.com/hycroftmining/2022.

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QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING
Why am I receiving this proxy statement?
The Board of Directors (the “Board”) of Hycroft Mining Holding Corporation, a Delaware corporation (“HYMC” or the “Company” or “we”), is soliciting proxies for our 2022 Annual Meeting of Stockholders (the “Annual Meeting”). The Annual Meeting will be held virtually on Thursday June 2, 2022 at 8:30 a.m. Pacific Time. The information included in this proxy statement (“Proxy Statement”) relates to the proposals to be voted on at the Annual Meeting, the voting process, the compensation of directors and our most highly-paid executive officers, and other required information. Our Annual Report on Form 10-K for the fiscal year ended December 31, 2021 is available to review with this Proxy Statement. We are mailing a notice of the Annual Meeting (and, for those who request it, a paper copy of this Proxy Statement and the enclosed form of proxy) to our stockholders on or about April 22, 2022.
What proposals will be voted on at the Annual Meeting?
The three matters scheduled to be voted on at the Annual Meeting are:
1.
The election of seven directors to the Board, in each case, for a term expiring at the annual meeting of stockholders of the Company to be held in 2023 or until her or his successor is elected and qualified;

2.
The ratification of the appointment of Plante & Moran, PLLC as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2022; and

3.
To adopt and approve an amendment to the HYMC 2020 Performance and Incentive Pay Plan to increase the number of authorized shares of common stock available for issuance by 12.0 million shares of common stock.

In addition, such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof may be voted on.
When is the Annual Meeting and how will the coronavirus (COVID-19) pandemic affect the Annual Meeting?
As a result of continuing concerns surrounding COVID-19, the Company will hold its Annual Meeting of Stockholders virtually, on Thursday June 2, 2022 at 8:30 a.m. Pacific Time. In order to attend the meeting, you must register at www.cstproxy.com/hycroftmining/2022 by 11:59 p.m., Eastern Daylight Time, on June 1, 2022. The meeting can be accessed by using the invitation provided upon registration.
Who is asking me for my vote?
The Company is soliciting your proxy on behalf of the Board and we will pay the cost of soliciting proxies for the Annual Meeting, including the cost of preparing and mailing the Notice of Internet Availability of Proxy Materials (“Notice”) and this Proxy Statement. Officers of the Company may also ask for your vote, but will not be provided additional compensation for such solicitation. The Company will reimburse banks, brokers and other custodians, nominees and fiduciaries representing beneficial owners of shares of the Company’s Common Stock, par value $0.0001 per share (“Common Stock”) for their expenses in forwarding soliciting materials to beneficial owners of the Common Stock and in obtaining voting instructions from those beneficial owners. Our directors and officers may also solicit proxies by telephone, by facsimile, by mail, on the Internet or in person. They will not be paid any additional amounts for soliciting proxies.
Who is entitled to vote?
The holders of shares of Common Stock as of the record date (April 6, 2022) are entitled to attend and to vote on matters that come before the Annual Meeting. However, a stockholder may only vote his, her or its shares if he, she or it is present virtually or is represented by proxy at the Annual Meeting.
Holders of outstanding warrants to purchase shares of Common Stock are not entitled to vote.

Why did I receive a one-page notice in the mail regarding the Internet availability of proxy materials instead of a full printed set?
In accordance with the rules of the Securities and Exchange Commission (the “SEC”), the Company is providing access to its proxy materials via the Internet. Accordingly, the Company is mailing a Notice to stockholders of record and beneficial owners. All stockholders will have the ability to access the proxy materials on a website referred to in the Notice or to request a printed set of the proxy materials. Instructions on how to access the proxy materials via the Internet or to request a printed set may be found in the Notice. In addition, stockholders may request to receive proxy materials in printed form by mail or electronically by email on an ongoing basis.
Where can I view the proxy materials on the Internet?
The Notice provides you with instructions on how to view proxy materials for the Annual Meeting on the Internet and instruct the Company to send future proxy materials to you by email. You can view the proxy materials for the Annual Meeting online at https://www.cstproxy.com/hycroftmining/2022.
How do I vote my shares at the virtual Annual Meeting?
If you hold shares of Common Stock as the stockholder of record, you have the right to vote those shares at the Annual Meeting. If you are a beneficial owner and hold shares of Common Stock in street name, you may vote the shares you beneficially own through the online voting platform under a legal proxy from your bank, brokerage firm or other nominee and are not required to take any additional action to obtain a legal proxy. Please follow the instructions at www.cstproxy.com/hycroftmining/2022 in order to vote your shares during the meeting, whether you hold your shares of record or in street name. You will need the control number provided on your Proxy Card, voting instruction form or Notice.
In order to attend the meeting virtually, you must register at www.cstproxy.com/hycroftmining/2022 by 11:59 p.m., Eastern Daylight Time, on June 1, 2022. The meeting can be accessed by using the invitation provided upon registration. We encourage you to access the meeting before the start time of 8:30 a.m. Pacific Time, on June 2, 2022. Please allow ample time for online check-in, which will begin at 8:15 a.m. Pacific Time, on June 2, 2022.
Even if you plan to attend the virtual Annual Meeting, we encourage you to submit a Proxy Card or voting instruction form for your shares in advance, so that your vote will be counted if you later decide not to attend the virtual Annual Meeting.
How may I vote my shares without attending the Annual Meeting?
Even if you plan to attend the virtual Annual Meeting, we encourage you to submit a proxy or voting instructions before the Annual Meeting by the method or methods described below:
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If you received a Notice by mail:   You may access the proxy materials and voting instructions over the internet via the web address provided in the Notice. To access the materials and to submit your proxy or voting instructions, you will need the control number provided in the Notice you received in the mail. You may submit your proxy or voting instructions by following the instructions in the Notice or on the proxy voting website prior to 11:59 p.m., Eastern Daylight Time on June 1, 2022.

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If you received the proxy materials by e-mail:   You may access the proxy materials and voting instructions over the internet via the web address provided in the e-mail. To submit your proxy or voting instructions, you will need the control number set forth in the email. You may submit your proxy or voting instructions by following the instructions in the e-mail or on the proxy voting website prior to 11:59 p.m., Eastern Daylight Time on June 1, 2022.

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If you received the proxy materials by mail:   You may submit your proxy or voting instructions by following the instructions provided on the Proxy Card or voting instruction form. If you submit your proxy or voting instructions internet, your mobile device, or mail, you will need the control number provided on the Proxy Card or voting instruction form. If you submit your proxy or voting instructions by mail, please complete, sign and date the Proxy Card or voting instruction form and mail it in the accompanying pre-addressed, postage-paid envelope in time to be received prior to 11:59 p.m., Eastern Daylight Time on June 1, 2022.
Can I change my vote after I have delivered my proxy?
Yes. You may change your vote at any time before voting concludes at the Annual Meeting by:
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Providing another proxy, or using any of the available methods for voting, with a later date, before 11:59 p.m., Eastern Daylight Time on June 1, 2022;

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Notifying the Company’s Secretary in writing before the Annual Meeting that you wish to revoke your proxy; or

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Voting your shares online at the Annual Meeting.

How many votes do I have?
Each share of Common Stock is entitled to one vote per share at the Annual Meeting. As of the close of business on the Record Date, there were 196,803,459 shares of Common Stock outstanding and entitled to vote.
Can I see a list of stockholders?
A list of all record stockholders as of the Record Date will be available during ordinary business hours at the Company’s principal place of business located at 4300 Water Canyon Road, Unit #1, Winnemucca, Nevada 89445 from the Secretary of the Company, at least 10 days before the Annual Meeting, and will also be available online during the Annual Meeting. To access the list during the Annual Meeting, please visit www.cstproxy.com/hycroftmining/2022 and enter the control number provided on your proxy card you received from us, voting instruction form or Notice.
What constitutes a quorum?
A quorum of stockholders is necessary to hold a valid meeting. A quorum will be present at the Annual Meeting if a majority of the issued and outstanding shares entitled to vote is represented in person (virtually) or by proxy at the meeting.
As of the Record Date for the Annual Meeting, 98,401,730 shares of Common Stock would be required to achieve a quorum. As discussed below, both broker non-votes and proxies marked “ABSTAIN” are counted for purposes of determining whether a quorum is present.
What vote is required to approve the proposals presented at the annual meeting?
Proposal No. 1: Election of Directors.   Directors are elected by a plurality of votes cast by stockholders present in person (virtually) or represented by proxy at the meeting and entitled to vote thereon, meaning that the seven director nominees who receive the highest number of shares voted “FOR” their election are elected. You may vote “FOR” or “WITHHOLD” authority to vote for each of the director nominees. If you “WITHOLD” authority to vote with respect to one or more director nominees, your vote will have no effect on the election of such nominees. Broker non-votes will have no effect on the election of director nominees. Notwithstanding this plurality election standard, the Company has adopted a majority voting standard. Under that standard, any director in an uncontested election that receives more “withheld” votes than votes “for” his or her election must tender his or her resignation. The Nominating and Governance Committee will consider such offered resignation and recommend an action to the full Board which will then determine whether to accept or reject that resignation. For more information about the majority voting standard, see “Proposal No. 1 — Election of Directors — Vote Required for Approval.”
Proposal No. 2: Ratification of the Appointment of Independent Auditor.   Adoption of Proposal No. 2 requires the affirmative vote of the majority of the votes cast by the stockholders present and in person (virtually) or represented by proxy and entitled to vote on the matter. You may vote “FOR,” “AGAINST,” or “ABSTAIN” from voting with respect to Proposal No. 2. If you vote “ABSTAIN” from voting with respect to Proposal No. 2, your vote will have no effect on the proposal.

Proposal No. 3: Amendment of the HYMC 2020 Performance and Incentive Pay Plan.   Adoption of Proposal No. 3 requires the affirmative vote of the majority of the votes cast by the stockholders present and in person (virtually) or represented by proxy and entitled to vote on the matter. You may vote “FOR,” “AGAINST,” or “ABSTAIN” from voting with respect to Proposal No. 3. If you vote “ABSTAIN” from voting with respect to Proposal No. 3, your vote will have no effect on the proposal.
Brokers who have transmitted proxy materials to customers may vote the shares of customers who fail to provide voting instructions on “routine matters,” but not on “non-routine matters.” When a broker’s customer does not provide the broker with voting instructions on non-routine matters, the broker cannot vote on those matters and instead reports the number of such shares as broker “non-votes.” Broker non-votes are counted as present for the purpose of determining the presence of a quorum for the transaction of business, but they are not counted as shares cast.
The election of directors (Proposal No. 1) and approval of the amendment to increase the number of authorized shares under the HYMC 2020 Performance and Incentive Pay Plan (Proposal No. 3) are each considered to be non-routine and therefore, if you hold your shares in street name through a broker, you must cast your vote if you want it to count in respect of the election of directors and/or the approval of the amendment to the HYMC 2020 Performance and Incentive Pay Plan, as the case may be. The ratification of the appointment of our independent registered public accounting firm is a routine matter, so brokers will have discretion to vote any uninstructed shares on those proposals (Proposal No. 2).
What are the recommendations of the Company’s Board?
The Board recommends that stockholders vote “FOR” election of each of the director nominees in Proposal No. 1; “FOR” the ratification of Plante & Moran, PLLC as our independent auditor for the fiscal year ended December 31, 2022 in Proposal No. 2, and “FOR” the proposal to adopt and approve an amendment to the HYMC 2020 Performance and Incentive Pay Plan to increase the number of authorized shares of Common Stock available for issuance by 12.0 million shares of Common Stock in Proposal No. 3.
What happens if I sell my shares of Common Stock before the Annual Meeting?
The Record Date for the Annual Meeting is earlier than the date of the Annual Meeting. If you transfer your shares of Common Stock after the Record Date but before the Annual Meeting, unless you grant a proxy to the transferee, you will retain your right to vote such transferred shares at the Annual Meeting.
Who will count the votes?
A representative of Continental Stock Transfer & Trust Company, our transfer agent and registrar, will count the votes and act as the inspector of election for the Annual Meeting.
What if additional matters are presented at the Annual Meeting?
We do not know of any business to be considered at the Annual Meeting other than the proposals described in this Proxy Statement. If any other business is presented at the Annual Meeting, your properly executed proxy gives authority to Diane R. Garrett, Ph.D. our President, Chief Executive Officer and Director, and Stanton K. Rideout, our Executive Vice President and Chief Financial Officer, to vote on such matters at their discretion.
Where can I find the voting results from the Annual Meeting?
We will announce preliminary voting results at the Annual Meeting and will publish final results in a Current Report on Form 8-K that we will file with the SEC within four business days after the date of the Annual Meeting.
How can I obtain information about the Company?
A copy of our 2021 Annual Report on Form 10-K, as well as subsequent quarterly filings on Form 10-Q are available on our website at www.hycroftmining.com. Stockholders may also obtain a free copy of our Annual Report on Form 10-K for the year ended December 31, 2021, including the financial statements and the financial statement schedules, by visiting our website or by sending a request in writing to our Investor Relations Department at investors@hycroftmining.com.
What should I do if I receive more than one set of voting materials?
Stockholders may receive more than one set of voting materials, including multiple copies of this proxy statement and multiple Notices of Internet Availability of Proxy Materials, proxy cards or voting instruction cards. If (1) you are a holder of record and your shares are registered in more than one name, or (2) you own shares both as a holder of record and beneficially at a broker or (3) if you hold shares beneficially through multiple brokers, you could receive more than one Notice, proxy card or voting instruction card. Please complete, sign, date and return each proxy card and voting instruction card that you receive in order to cast a vote with respect to all of your shares of Common Stock.
Who can help answer my questions?
If you have any questions about this proxy statement or the proposals to be voted on at the Annual Meeting, or how to vote your shares of Common Stock, you should contact our Investor Relation Department by emailing us at investors@hycroftmining.com or by mailing your request to Investor Relations Department, Hycroft Mining Corporation, P.O. Box 3030, Winnemucca, Nevada 89446.
To request additional copies of these proxy materials, you may also contact our Investor Relations Department at the address or email above. For timely delivery of additional sets of materials, stockholders must request the materials no later than five business days prior to the Annual Meeting.

PROPOSAL NO. 1 — ELECTION OF DIRECTORS
Overview
Our Board currently consists of seven members. As discussed below, under “Corporate Governance — Director Independence,” six of our current Board members and director nominees are “independent” as determined in accordance with listing standards of the Nasdaq Capital Market. The Board has nominated all seven of its current directors for election at the Annual Meeting. Each director, if elected, will hold office until our 2023 Annual Meeting of Stockholders and until each director’s respective successor is duly elected and qualified, or until each director’s earlier resignation, removal or death.
Each director nominee has consented to being named in this proxy statement and to serve as a director if elected. If any nominee is unable to stand for election for any reason, the shares of Common Stock represented at the Annual Meeting may be voted for another candidate proposed by our Board, or our Board may choose to reduce its size.
Vote Required for Approval
If a quorum is present, directors are elected by a plurality of the votes cast by stockholders present in person (virtually) or represented by proxy at the Annual Meeting and entitled to vote on Proposal No. 1. Votes marked “FOR” a nominee will be counted in favor of that nominee. Abstentions and broker non-votes will be counted for purposes of determining a quorum but will not be counted for purposes of the election of directors. Therefore, abstentions and broker non-votes will have no effect on Proposal No. 1. Brokers do not have discretion to vote any uninstructed shares over the election of directors. Therefore, the Board urges you to complete your proxy card or voting instruction card and indicate your vote on this Proposal No. 1.
The Board has adopted a majority voting policy within its Corporate Governance Guidelines (available to download from the Company’s website at http://www.hycroftmining.com/?page_id=222. Under the majority voting policy, in uncontested elections, any nominee for director who receives a greater number of votes “withheld” from his or her election than votes “for” such election shall promptly tender his or her resignation to the Board. The Nominating and Governance Committee shall promptly consider the resignation offer and recommend to the full Board action with respect to that tendered resignation. Such action could include, among other things, accepting the resignation, maintaining the director but addressing the underlying cause of the “withheld” votes, determining not to re-nominate the director in the future, rejecting the resignation, or any other action such committee deems appropriate and in the best interests of the Company. In considering what recommendation to make to the Board, the Nominating and Governance Committee will take into account all factors deemed relevant by the members of that committee, including, without limitation, any stated reasons why stockholders “withheld” votes for such director’s election, the length of service and qualifications of the director whose resignation was tendered, the overall composition of the Board, the applicable director’s contributions to the Company, the mix of skills and backgrounds on the Board, and whether accepting the tendered resignation would cause the Company to fail to meet any applicable requirements of the SEC, Nasdaq or the Company’s Corporate Governance Guidelines. The Board will act on the Nominating and Governance Committee’s recommendation no later than 90 days following certification of the stockholder vote at the Annual Meeting and the Company will promptly disclose the Board’s decision with respect to the tendered resignation in a Current Report on Form 8-K filed with the SEC. Any director who tenders his or her resignation under the majority vote policy may not participate in committee or Board deliberations or actions taken with respect to such tendered resignation.

Nominees for Election to our Board of Directors at the 2022 Annual Meeting
Set forth below are each of the director nominees, their respective ages as of the date of this proxy statement and a brief account of each of their business experience.
Name	Age	Position(s)
Diane R. Garrett, Ph.D.	62	President, Chief Executive Officer and Director
Sean D. Goodman	56	Director
Michael Harrison	50	Director
Stephen A. Lang	66	Chairman of the Board
David Naccarati	69	Director
Thomas Weng	53	Director
Marni Wieshofer	59	Director
Board Diversity Matrix (As of April 6, 2022)
Total Number of Directors	7
	Female	Male	Non-Binary	Did Not Disclose Gender
Part I: Gender Identity
Directors	2	4	—	1
Part II: Demographic Background
African American or Black	—	—	—	—
Alaskan Native or Native American	—	—	—	—
Asian	—	1	—	—
Hispanic or Latinx	—	—	—	—
Native Hawaiian or Pacific Islander	—	—	—	—
White	2	3	—	—
Two or More Races or Ethnicities	—	—	—	—
LGBTQ+	—	—	—	—
Did Not Disclose Demographic Background	—	—	—	1
We have determined that each of Messrs. Goodman, Harrison, Lang, Naccarati and Weng and Ms. Wieshofer are “independent directors” under Nasdaq listing standards. The Board reviews independence on an annual basis and has also determined that each current member of the Company’s Audit Committee, Compensation Committee and Nominating and Corporate Governance Committee is independent as defined under the applicable Nasdaq listing standards and SEC rules. The Board further determined that Ms. Wieshofer qualifies as an audit committee financial expert in accordance with applicable rules and guidance. In making these determinations, the Company’s Board found that none of these directors had a material or other disqualifying relationship with the Company.
Diane R. Garrett, Ph.D., began serving as our President and Chief Executive Officer and a director on September 8, 2020, was Acting Chair of the Board from December 15, 2021 through April 8, 2022 and is a member of the Board. From June 2016 until her appointment with the Company, Ms. Garrett was the President and Chief Executive Officer of Nickel Creek Platinum Corp. (“NCP”), a mining exploration and development company listed on the Toronto Stock Exchange and the OTC-QB Market. She has more than 20 years of senior management and financial expertise in the field of natural resources. Prior to joining NCP, she held the position of President and Chief Executive Officer and a director of Romarco Minerals Inc. (“Romarco”) from November 2002 until October 2015, taking the multi-million-ounce Haile Gold Mine project from discovery to construction. Romarco was acquired by OceanaGold, Inc. in 2015, at which time Ms. Garrett became a director and consultant to OceanaGold, Inc. before joining NCP in June 2016. Prior to that, she held numerous senior positions in public mining companies including VP of Corporate Development at Dayton Mining Corporation and VP of Corporate Development at Beartooth Platinum Corporation. Early

in her career, Ms. Garrett was the Senior Mining Analyst and Portfolio Manager in the precious metals sector with US Global Investors. Ms. Garrett received her Ph.D. in Engineering and her Masters in Mineral Economics from the University of Texas at Austin. The Board has determined that Ms. Garrett should serve as a director due to her technical expertise and background as a senior executive in mining companies as well as her significant experience with permitting, developing and constructing gold mines and moving a precious-metals mining company from the development stage to the successful producer stage, Ms. Garrett is also a director of Novagold Resources Inc., a mineral exploration company operating in the gold mining industry (NYSE American: NG; TSE: NG) and Ausenco PYT Ltd., a privately held global engineering firm. Ms. Garrett’s brother, David Thomas, is the General Manager of the Hycroft Mine.
Sean D. Goodman has been a member of our Board since April 8, 2022 and was appointed as a member of the Audit and Nominating and Governance Committees on April 8, 2022. Mr. Goodman is the Executive Vice President and Chief Financial Officer of AMC Entertainment Holdings, Inc. (NYSE: AMC) and has served in this position since February 2020. Prior to joining AMC, Mr. Goodman was Chief Financial Officer of Asbury Automotive Group, Inc. (NYSE: ABG) from July 2017 to November 2019 and the Chief Financial Officer of Unifi, Inc. (NYSE: UFI) from January 2016 to June 2017. Earlier in his career, Mr. Goodman served in various senior strategy and finance roles at The Home Depot, Inc. (NYSE: HD). Mr. Goodman began his career as an investment banker with Morgan Stanley (NYSE: MS) and in various consulting and public accounting positions with Deloitte LLP. Mr. Goodman has a Master of Business Administration degree from The Harvard Business School and a Bachelor of Business Science degree (with honors) from the University of Cape Town in South Africa. Mr. Goodman is a certified public accountant. Mr. Goodman is the designated representative of AMC pursuant to the Subscription Agreement, as amended, entered into with the Company. The Board has also determined that Mr. Goodman’s financial, strategic, capital markets and information technology skills and experience as a chief financial officer of a publicly-traded company add valuable insight and experience to the Board as well as provide the perspective of a large stockholder.
Michael Harrison has been a member of our Board since May 29, 2020 and is the Chairman of the Safety, Sustainability & Technical Committee and a member of the Nominating and Governance Committee. Since January 2, 2020, Mr. Harrison has served as Managing Partner, Sprott Resource Streaming and Royalty and Managing Director of Sprott, Inc. Since January 2, 2020, Mr. Harrison has served as the CEO of Sprott Resource Streaming and Royalty Corp. From May 7, 2019 to June 23, 2020, Mr. Harrison served as the Interim President and Chief Executive Officer of Sprott Resource Holdings Inc. (“SRHI”) and prior to such date served as a Managing Director in the mining and metals group of SRHI since February 2017. Prior to joining SRHI, he held the position of President and CEO of Adriana Resources Inc. from October 2015 to February 2017, and Vice President, Corporate Development for Coeur Mining Inc. from February 2011 to August 2015. Mr. Harrison previously served on the Board of Directors of Corsa Coal Corp. (TSXV: CSO) from March 2011 to March 2017 and on the board of directors of Macusani Yellowcake (TSXV: PLU) from May 2011 to January 2013. Mr. Harrison also served as a member of the Board of Directors of Hycroft Mining Corporation (“HMC”), the Company’s predecessor, from December 2017 until the May 29, 2020 recapitalization transaction with HMC. He also previously worked for Cormark Securities Inc. and National Bank Financial in the mining investment banking groups raising funds and providing mergers and acquisition advice to listed and private mining companies, including the creation of Seller’s predecessor company. Previously, he worked internationally for BHP Billiton Exploration Division as a Project Geophysicist. Mr. Harrison holds a B.Sc.E (Honours) in Geophysics from Queen’s University, and an MBA (with Distinction) from the University of Western Ontario. Mr. Harrison brings over 25 years of executive, financial and technical knowledge in the mining industry to our Board and adds a valuable perspective.
Stephen A. Lang has been a member of our Board since May 2021, Chairman of our Board since April 8, 2022, and is the Chairman of the Compensation Committee and a member of the Nominating and Governance Committee and the Safety, Sustainability & Technical Committee. Mr. Lang has over 40 years of experience in the mining industry, including engineering, development and production at gold, coal, base metals and PGM operations. He was Chief Executive Officer of Centerra Gold Inc., a publicly traded mining company, from 2008 to 2012 and served as Centerra’s Board Chair from 2012 to 2019. Prior to that, he served as Chief Operating Officer at Stillwater Mining Company, Vice President/General Manager at Barrick Goldstrike operations, Vice President of Engineering and Project Development for Rio Algom Ltd, General Manager of the Fort Knox Mine for Kinross Gold/Amax Gold, and General Manager at the Twin Creeks and Lone Tree mines for Santa Fe Pacific Gold. He is currently Board Chair at Hudbay Minerals, and a member of the board of directors of each of International Tower Hill Mines Ltd., Bear Creek Mining Corporation and Argonaut Gold Inc. Mr. Lang holds a BS and MS in Mining Engineering from the Missouri University of Science and Technology. Mr. Lang served as a director of Allied Nevada Gold Corporation (“Allied Nevada”) from June 2013 until October 2015. Allied Nevada entered federal bankruptcy proceedings in March 2015, emerged in October 2015 and was the prior owner of the Hycroft Mine. Mr. Lang is well qualified to serve as a member of our Board due to his significant experience in the mining industry, together with his director and leadership experience with other mining companies.
David C. Naccarati has been a member of our Board since May 2021 and is a member of the Audit Committee and the Safety, Sustainability & Technical Committee. Mr. Naccarati has more than 45 years of experience in the mining industry. He currently serves as an independent consultant to the mining industry. He was a founding partner of Cupric Canyon Capital, LLC, a private equity firm focused on acquiring and developing mining properties, and served as a member of its board of directors from 2010 to 2019. Mr. Naccarati was a member of the senior management team for Phelps Dodge Corporation (“Phelps Dodge”), a publicly traded mining and manufacturing company, from 2004 to 2007, including serving as president of the Phelps Dodge Mining Company, a division of Phelps Dodge. Mr. Naccarati also served as an adjunct professor in the department of Mining and Geological Engineering at the University of Arizona from 2009 to 2011. Mr. Naccarati received a degree in Mining Engineering from the University of Arizona and an MBA from Sloan School of Management (MIT). Mr. Naccarati is well qualified to serve as a member of our Board due to his significant safety, technical and operational experience in the mining industry.
Thomas Weng has been a member of our Board since May 29, 2020 and is a member of the Audit Committee, the Compensation Committee and is Chairman of the Nominating and Governance Committee. Mr. Weng served as our Lead Independent Director from December 15, 2021 until the appointment of Stephen Lang as Chairman of the Board on April 8, 2022 replacing the non-independent, Acting Chair, Ms. Garrett. Mr. Weng has more than 25 years of experience in the financial services sector and is a Co-Founding Partner with Alta Capital Partners, a provider of financial advisory services (since February 2011). From February 2007 to January 2011, Mr. Weng was a Managing Director at Deutsche Bank and Head of Equity Capital Markets for Metals and Mining throughout the Americas and across all industry segments for Latin America. Prior to 2007, he held various senior positions at Pacific Partners, an alternative investment firm, and Morgan Stanley and Bear Stearns. Mr. Weng currently sits on the board of International Tower Hill Mines and Jaguar Mining Inc. Mr. Weng graduated from Boston University with a Bachelor of Arts in Economics. Mr. Weng is well qualified to serve as a member of our Board because of his extensive knowledge of strategic planning, mergers and acquisitions, finance, and mining.
Marni Wieshofer has been a member of our Board since May 29, 2020 and is Chairwoman of the Audit Committee and a member of the Compensation Committee. Ms. Wieshofer has served as Head of Media and Managing Director in Houlihan Lokey’s TMT Corporate Finance Group, based out of Los Angeles, providing mergers and acquisitions, capital markets, financial advisory and financial restructuring services including the Weinstein Company and Relativity Media bankruptcies and subsequent sales. Before joining Houlihan Lokey, Ms. Wieshofer was Partner and Managing Director at MESA, a boutique advisory investment bank, where she spearheaded investment banking, strategy, and valuation engagements for companies throughout the media space. Her background also includes Chief Financial Officer and EVP of Corporate Development at Lionsgate Entertainment where she oversaw the company’s mergers, acquisitions, and other strategic financial initiatives including the acquisitions and integration of Trimark Pictures, Artisan Entertainment and Redbus Films Distribution U.K. to name a few, as well as the sale of Lionsgate Studios and the Canadian distribution business. Ms. Wieshofer’s experience also includes prominent roles at Media Rights Capital, Alliance Atlantis Communications and Coopers & Lybrand Chartered Accountants. Ms. Wieshofer is currently Lead Director at Thunderbird Entertainment Group Inc. (TSXV: TBRD, OTC: THBRF), a member of the Board of Directors of Organigram Holdings Inc. (NASDAQ: OGI; TSE: OGI), a member of the Emeritus Board of Directors of Film2Future, a member of the Dean’s Advisory Committee at the Rotman School of Management; and is a former Director and Chair of the Audit Committee of Takara Resources Inc. Ms. Wieshofer holds a BA from Western University, an MBA from the Rotman School of Management, is a Canadian Chartered Accountant and obtained the ICD.D designation in 2018. Ms. Wieshofer is well-qualified to serve as a member of our Board due to her expertise in mergers and acquisitions, capital markets, financial advisory and financial restructuring services across a range of industries.

PROPOSAL NO. 1 — RECOMMENDATION OF THE BOARD OF DIRECTORS
THE BOARD RECOMMENDS THAT STOCKHOLDERS VOTE “FOR”
THE ELECTION OF EACH OF THE SEVEN DIRECTOR NOMINEES
SET FORTH ABOVE IN THIS PROXY STATEMENT.

BOARD AND CORPORATE GOVERNANCE MATTERS
Our Board currently consists of seven members. In accordance with our charter, members of our Board serve one-year terms and hold office until the next annual meeting of stockholders or until her of his respective successors are duly elected and qualified, or until their earlier resignation, retirement, disqualification or removal. Under our certificate of incorporation, the size of our Board shall be at least one member or such larger number as may be fixed from time to time by resolution of at least a majority of the directors then in office.
Committees of the Board of Directors
We have four standing committees. The Audit Committee, the Compensation Committee and the Nominating and Governance Committee are each composed solely of independent directors. In addition, the Safety, Sustainability and Technical Committee currently has three independent directors. Each of the committees reports to the Board as it deems appropriate and as the Board may request. The composition, duties and responsibilities of these committees are set forth below.
Audit Committee
David C. Naccarati, Thomas Weng and Marni Wieshofer (Chair) are the members of the Audit Committee. Mr. Goodman was appointed to be a member of the Audit Committee on April 8, 2022. Under the Nasdaq listing standards and applicable SEC rules, the Audit Committee is required to have at least three members. Subject to phase-in rules and a limited exception, the rules of Nasdaq and Rule 10A-3 of the Exchange Act require that the audit committee of a listed company be comprised solely of independent directors. Each of Mr. Naccarati, Mr. Weng, Mr. Goodman and Ms. Wieshofer qualify as independent directors under applicable rules. Each member of the Audit Committee is financially literate and Ms. Wieshofer qualifies as an “audit committee financial expert” as defined under applicable SEC rules.
Under its charter, the functions of the Audit Committee include:
•
the appointment, compensation, retention, replacement, and oversight of the work of the independent accounting firm engaged by the Company;

•
the pre-approval of all non-audit services to be provided by the independent auditors or any other registered public accounting firm engaged by the Company;

•
setting clear hiring policies for employees or former employees of the independent registered public accounting firm;

•
obtaining and reviewing a report, at least annually, from the independent auditors describing (i) the independent auditor’s internal quality-control procedures and (ii) any material issues raised by the most recent internal quality-control review, or peer review, of the audit firm, or by any inquiry or investigation by governmental or professional authorities within the preceding five years respecting one or more independent audits carried out by the firm and any steps taken to deal with such issues;

•
reviewing and approving any related party transaction required to be disclosed pursuant to Item 404 of Regulation S-K promulgated by the SEC;

•
discussing with management and the independent auditor, as appropriate, any audit problems or difficulties and management’s response, and our risk assessment and risk management policies, including our major financial risk exposure and steps taken by management to monitor and mitigate such exposure; and

•
reviewing our financial reporting and accounting standards and principles, significant changes in such standards or principles or in their application and the key accounting decisions affecting our financial statements, including alternatives to, and the rationale for, the decisions made.

Compensation Committee
Stephen Lang (Chair), Marni Wieshofer and Thomas Weng are the members of the Compensation Committee. All of the members of the Compensation Committee are independent directors under applicable Nasdaq listing standards and are considered to be a “non-employee director” under Rule 16b-3 of the Exchange Act.

Under its charter, the functions of the Compensation Committee include:
•
reviewing and approving annually corporate goals and objectives relating to the compensation of the Chief Executive Officer (“CEO”), evaluating the performance of the CEO in light of those goals and reviewing and establishing the CEO’s annual compensation and HYMC 2020 Performance and Incentive Pay Plan (“Incentive Plan”) participation levels and bases of participation; and

•
reviewing and approving annually the evaluation process and compensation structure for the Company’s or its subsidiaries’ other officers; to evaluate, review and recommend to our Board any changes to, or additional, stock-based and other incentive compensation plans; and to recommend inclusion of the Compensation Discussion and Analysis, if applicable, in the annual proxy statement and Annual Report on Form 10-K to be filed with the SEC.

In addition, on an annual basis, the Compensation Committee will conduct an in-depth, broad scope and detailed review of succession planning efforts at multiple levels of our management team.
The Compensation Committee charter also provides that the Compensation Committee shall have the sole authority to retain or obtain the advice of a compensation consultant, legal counsel or other adviser. However, before engaging or receiving advice from a compensation consultant, external legal counsel or any other adviser, the Compensation Committee will consider the independence of each such adviser, including the factors required by Nasdaq and the SEC.
Nominating and Governance Committee
Michael Harrison, Stephen Lang and Thomas Weng (Chair) are the members of the Nominating and Governance Committee. Mr. Goodman was appointed as a member of the Nominating and Governance Committee on April 8, 2022. All of the members of the Nominating and Governance Committee are independent directors under applicable Nasdaq listing standards.
Under its charter, the functions of the Nominating and Governance Committee include:
•
identifying individuals qualified to become Board members and recommending to the Board the director nominees for the next annual meeting of stockholders;

•
recommending to the Board the corporate governance guidelines applicable to the Company;

•
leading the Board in its annual review of the performance of (i) the Board; (ii) its committees; and (iii) management; and

•
recommending to the Board nominees for each Board committee.

The Nominating and Governance Committee shall have the sole authority to retain and terminate any search firm to be used to identify director candidates and shall have sole authority to approve the search firm’s fees and other retention terms.
The Nominating and Governance Committee has not set specific minimum qualifications for director positions. Instead, the Nominating and Governance Committee will review nominations for election or re-election to the Board on the basis of a particular candidate’s merits and the Company’s needs after taking into account the current composition of the Board. When evaluating candidates annually for nomination for election, the Nominating and Governance Committee will consider an individual’s skills, diversity, independence, experience in areas that address the needs of the Board and ability to devote adequate time to Board duties. The Nominating and Governance Committee does not specifically define diversity, but values diversity of experience, perspective, education, race, gender, and national origin as part of its overall annual evaluation of director nominees for election or re-election. Whenever a new seat or a vacated seat on the Board is being filled, candidates that appear to best fit the needs of the Board and the Company will be interviewed and evaluated by the Nominating and Governance Committee. Candidates selected by the Nominating and Governance Committee will then be recommended to the full Board.
While the Company maintains a plurality voting standard in the election of directors, it has adopted a majority voting standard as well. Under that standard, any director in an uncontested election that receives more “withheld” votes than votes “for” his or her election must tender his or her resignation. The Nominating and Governance Committee will consider such offered resignation and recommend an action to the full Board which will then determine whether to accept or reject that resignation.
Safety, Sustainability and Technical Committee
Michael Harrison (Chair), Stephen Lang and David C. Naccarati are members of the Safety, Sustainability and Technical Committee.
Under its charter, the functions of the Safety, Sustainability and Technical Committee include the authority to:
•
investigate any activity of the Company or its subsidiaries relating to health, safety, loss prevention and operational security, sustainable development, environmental affairs, public policy and relations with communities and civil society, government relations, human rights and communication matters;

•
review our developmental, construction and operational activities; and

•
retain outside counsel, experts and other advisors as the Safety, Sustainability and Technical Committee may deem appropriate in its sole discretion to assist the Company in fulfilling its responsibilities.

Director Independence
The Board has determined that Messrs. Goodman, Harrison, Lang, Naccarati and Weng and Ms. Wieshofer are “independent directors” under Nasdaq listing standards. The Board reviews independence on an annual basis and has also determined that each current member of the Company’s Audit Committee, Compensation Committee and Nominating and Governance Committee is independent as defined under the applicable Nasdaq listing standards and SEC rules. The Board further determined that Ms. Wieshofer qualifies as an audit committee financial expert in accordance with applicable rules and guidance. In making these determinations, the Board found that none of these directors had a material or other disqualifying relationship with the Company.
In connection with the review and determination of the independence of directors, the Nominating and Governance Committee reviewed the relationship of Mr. Harrison to the various Sprott entities. Mr. Harrison is a Managing Director of Sprott, Inc. and the Managing Partner of Sprott Resource Streaming and Royalty (“SRSR”), an affiliate of Sprott Private Resource Lending II (CO), Inc., the payee under the Sprott Royalty Agreement. Under the Nasdaq independence rules, Nasdaq considers payments to or from a listed company in excess of 5% of the recipient’s gross revenues a bar to independence of a director if that director is a partner, controlling stockholder or executive officer of such other party. In addition, certain institutional stockholder organizations, such as ISS, consider a transactional relationship to be material if the company makes annual payments to, or receives annual payments from, another entity, exceeding the greater of: $200,000 or 5% of the recipient’s gross revenues. The Company’s annual payments to SRSR did not exceed the ISS test nor the Nasdaq threshold for independence. Therefore, any payments under the Sprott Royalty Agreement in 2021 did not preclude a finding of Mr. Harrison’s independence by the Board under Nasdaq rules or ISS guidelines.
Board and Committee Meetings
During the year ended December 31, 2021, the Board held 19 meetings and acted by unanimous written consent three times; the Audit Committee held seven meetings and acted one time by unanimous written consent; the Nominating and Governance Committee held three meetings and acted one time by unanimous written consent; the Compensation Committee held three meetings and acted by unanimous written consent two times; and the Safety, Sustainability and Technical Committee held seven meetings. During 2021, each director attended more than 75% of the combined meetings of the Board and each committee on which he or she served.
Communications with the Board
Stockholders can send communications to one or more members of the Board by writing to the Board or to specific directors or a group of directors at the following address: Hycroft Mining Holding Corporation Board of Directors, Hycroft Mining Holding Corporation, c/o Corporate Secretary, P.O. Box 3030,

Winnemucca, Nevada 89446. Any such communication will be promptly distributed by our Corporate Secretary to the individual director or directors named in the communication or to all directors if the communication is addressed to the entire Board.
Director Compensation
In 2020, the Compensation Committee and Board of Directors approved the following initial annual director compensation arrangements, for non-employee directors, in the form of (i) an annual cash retainer of $55,000; (ii) annual committee chair fees of $12,500 for the Audit Committee, $10,000 for the Safety, Sustainability and Technical Committee, and $7,500 for each of the Nominating and Governance and Compensation Committees; (iii) annual committee member fees of $5,000 for the Audit Committee, $4,000 for the Safety, Sustainability and Technical Committee, and $2,500 for each of the Nominating and Governance and Compensation Committees; and (iv) $75,000 in annual equity awards in the form of restricted stock units. In addition, an initial equity award in the amount of $50,000 was approved for each non-employee director in connection with their initial appointment to the Board. In addition, the Compensation Committee approved an annual cash retainer for the independent Lead Director and an annual cash retainer of $120,000 for a non-employee independent Chairman of the Board based upon the expected attention and workload as the Company addressed its financial issues. The Compensation Committee will re-evaluate the annual compensation for the non-employee independent Chairman of the Board prior to the 2022 Annual Meeting.
In 2021 equity awards were granted to each non-employee director at the 2021 annual stockholder meeting of the Company and will continue to be awarded at each annual stockholder meeting of the Company unless otherwise determined by the Compensation Committee.
The following table sets forth information concerning the compensation of our non-employee directors for the fiscal year ended December 31, 2021.
Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)(1)	Total ($)(1)
David Kirsch(2)	$48,750	$75,000	$123,750
Eugene Davis(3)	$72,500	$75,000	$155,750
John Ellis(4)	$33,750	$0	$33,750
Michael Harrison	$62,000	$75,000	$137,000
Stephen Lang(5)(6)	$30,750	$125,000	$155,750
David Naccarati(5)	$32,000	$125,000	$157,000
Thomas Weng(7)	$62,500	$75,000	$137,500
Marni Wieshofer	$70,000	$75,000	$145,000

(1)
Amounts reflect the aggregate grant date fair value of the initial director equity grant of 13,514 restricted stock units (“RSUs”) and the 2021 annual director equity grant of 20,270 RSUs, each of which were granted on May 24, 2021, as computed in accordance with FASB ASC Topic 718, assuming no forfeitures. These amounts reflect the Company’s accounting expense and do not correspond to the actual value that will be realized by the non-employee directors. The initial director equity grant vests in three equal installments on (i) the earlier of each of (A) the first annual meeting of stockholders of the Corporation during which the Director was serving as a member of the Board or (B) May 24, 2022, (ii) the date that is one year following the vesting date of the first tranche; and (iii) the date that is two years following the vesting date of the first tranche. The 2021 annual director equity grant vested 50% on the date of grant and 50% on the earlier of the date of the 2022 Annual Meeting of Stockholders or May 24, 2022. As Mr. Kirsch sat on our Board as a representative of Mudrick Capital Management, L.P., his director equity grants were assigned to and made to Mudrick Capital Management, L.P. rather than to Mr. Kirsch personally. As of December 31, 2021, each non-employee director had outstanding the following unvested RSUs: (a) 4,486 RSUs from the initial director equity grants and 10,135 RSUs from the 2021 annual director equity grant for each of Messrs. Harrison and Weng and Ms. Wieshofer were unvested and (b) 9,009 RSUs from the initial director equity grants and 10,135 RSUs from the 2021 annual director equity grants for each of Messrs. Naccarati and Lang were unvested.

(2)
Mr. Kirsch resigned from the Board effective November 9, 2021.

(3)
Mr. Davis resigned from the Board effective December 14, 2021.

(4)
Mr. Ellis resigned from the Board effective May 24, 2021.

(5)
Messrs. Lang and Naccarati were elected to the Board effective May 24, 2021.

(6)
Mr. Lang elected to defer conversion of the RSUs awarded for his initial director equity grant and 2021 annual director equity grant, to the extent they vest, until the date of his separation from service as a Board member.

(7)
Mr. Weng elected to defer conversion of the RSU awarded for his initial director equity grant and 2021 annual director equity grant, to the extent they vest, until the date of his separation from service as a Board member.

Code of Ethics
We have adopted a Code of Ethics applicable to our directors, executive officers and employees that complies with the rules and regulations of Nasdaq. The Code of Ethics codifies the business and ethical principles that govern all aspects of the Company’s business. A copy of the Code of Ethics has been posted on our website at http://www.hycroftmining.com/?page_id=269 and will be provided without charge upon written request to our Corporate Secretary in writing at P.O. Box 3030, Winnemucca, Nevada 89446 c/o Hycroft Mining Holding Corporation. The Company currently intends to disclose any amendments to or waivers of certain provisions of its Code of Ethics on its website.
Hedging and Pledging Policy
The Company has adopted a policy regarding the ability of certain persons to hedge, pledge or otherwise limit their exposure to the Company’s securities. The policy applies to the Company’s directors and executive officers (together “Company Insiders”) and certain other employees who regularly come into possession of material non-public information about the Company in the course of their duties (together with the Company Insiders, the “Covered Persons”), as well as any Covered Person’s spouse, other people living in a Covered Person’s household, and minor children and entities over which any Covered Person exercises control. Under the policy, each of such persons is prohibited from engaging in the following transactions in the Company’s securities unless advance approval is obtained from the Company’s Chief Financial Officer:
(i)
Short-term trading.   Company Insiders who purchase Company securities may not sell any Company securities of the same class for at least six months after the purchase;

(ii)
Short sales.   Covered Persons may not sell the Company’s securities short;

(iii)
Options trading.   Covered Persons may not buy or sell puts or calls or other derivative securities on the Company’s securities;

(iv)
Trading on margin or pledging.   Company Insiders may not hold Company securities in a margin account or pledge Company securities as collateral for a loan; and

(v)
Hedging.   Covered Persons may not enter into hedging or monetization transactions or similar arrangements with respect to Company securities. For the avoidance of doubt, this provision shall not be construed to limit a Covered Person’s ability to enter into market hedges not tied to the Company’s securities, including transactions to hedge commodity (gold and silver) exposure.

Board Oversight of Risk Management
The Board of Directors considers oversight of the Company’s risk management efforts, including enterprise risk management, to be a responsibility of the entire Board (as reported by and through the appropriate committee in the case of risks that are under the purview of a particular committee). Management provides the full Board regular updates on major Company initiatives, strategies, and related risks. The Board and its committees play a significant role in the oversight of Company-wide risk management. On annual basis, management will review with the Board risks to the enterprise and our efforts to address them. In addition, presentations are made in the ordinary course at scheduled Board meetings regarding operations, finance, market trends and the various other risks that face the Company. On an ongoing basis, the various committees of the Board address risk in the areas germane to their scope. For example:
•
The Nominating and Governance Committee evaluates Board effectiveness, succession planning, and general corporate best practices;

•
Operational risk management is overseen by the full Board and the Safety, Sustainability and Technical Committee with respect to the Company’s key initiatives affecting its operations and business performance and by the Compensation Committee with respect to attracting, retaining and motivating talented employees and by tying compensation awards to actual performance;
•
The Safety, Sustainability and Technical Committee oversees risks in the areas of safety and environmental compliance, through an ongoing dialog with management, plays a role in operational risk management, including policy and regulatory risk, and oversees risk associated with managing existing technologies and developing new technologies to enhance and protect our competitive advantage;

•
The Audit Committees plays a key role in the oversight of financial and market risk, balance sheet risk and capital allocation, liquidity and tax risk; and

•
Overall ethics, policy and compliance risk and cybersecurity risk is also overseen by the Audit Committee.

The Compensation Committee provides oversight of the Company’s pay policies and practices, including risks associated with executive compensation. In order to assure that excessive leverage and risk-taking is not undertaken in seeking to achieve growth objectives, a material portion of compensation payable to our named executive officers is paid in equity that vests over time. We believe that equity awards vesting over a period of time, act as additional incentives and precautions to control against excessive risk-taking in the investment decisions by management, and to maintain focus on long-term value creation. The Compensation Committee also intends to evaluate and adopt executive officer and director stock ownership guidelines prior to the Annual Meeting. Management and the Compensation Committee periodically evaluate the risks involved with our compensation programs and do not believe that any of our programs creates risks that are reasonably likely to have a material adverse impact on us.
The Audit Committee will receive the results of risk assessments designed to identify and assess key risks and currently receives periodic reports, which include management action plans designed to mitigate deficiencies and related risks. The Audit Committee also provides oversight concerning key financial risks and, pursuant to its charter, discusses Company policies with respect to risk assessment and risk management. As part of its role relating to consideration and oversight of risk management, the Audit Committee is periodically informed about, and oversees, data security risks.
On a structural level, all material transactions, as well as transactions not deemed material to us, that involve capital allocations above specified levels will be reviewed and approved by our full Board, which as part of its analysis of transactions examines the potential risk and reward of our investments and capital expenditures.
We also reviewed and noted that our current Board leadership structure, which includes a separation of the Chairman and Chief Executive Officer roles, provides strong oversight which benefits our stockholders.
The chairperson of the relevant Board committee reports on its discussions to the full Board during the committee reports portion of the applicable Board meeting. The full Board may have access to committee materials and may attend committee meetings. This enables the Board and its committees to coordinate the risk oversight role regarding, for example, compensation and governance-related risks.
Leadership Structure and Role in Risk Oversight
The Company’s Corporate Governance Guidelines provide that the Board will periodically appoint a Chairman of the Board and that both independent and management directors, including our Chief Executive Officer, are eligible for appointment as Chairman. From May 29, 2020 until his resignation on November 9, 2021, David Kirsch served as our Chairman of the Board and from November 9, 2021 through December 14, 2021, Eugene Davis served as our Chairman of the Board. The Board had previously determined that each of Mr. Kirsch and Mr. Davis was an independent director. The Corporate Governance Guidelines state that if the Chairman of the Board were not independent, then it is the sense of the Board that it should designate an independent lead director who would be available in any situation in which the Chairman has a potential conflict of interest with respect to any matter under consideration.
Following the resignation of Mr. Davis as Chairman of the Board, Ms. Garrett, our President and Chief Executive Officer and a Director was appointed as the Acting Chairman of the Board. The Board designated

Thomas Weng as Lead Director to be available in any situations (i) involving ongoing and active coordination with the Chief Executive Officer on strategic or other matters, and/or (ii) where the Chairman as a non-independent director may have a conflict of interest. The Chief Executive Officer’s role is to directly oversee the day-to-day operations of the Company, lead and manage the senior management of the Company and implement the strategic plans, risk management and policies of the Company. The Chief Executive Officer, in her role as Chairman, ensures that critical information flows to the full Board, that discussions and debate of key business issues are fostered and afforded adequate time and consideration, that consensus on important matters is reached and decisions, delegation of authority and actions are taken in such a manner as to enhance our businesses and functions.
On April 8, 2022, the Board appointed Stephen Lang as Chairman of the Board and succeeding Ms. Garrett who was the Acting Chair. Ms. Garrett remained on the Board and with the appointment of an independent director to be the Chairman of the Board, the need for an independent lead director was removed. While the roles of Chairman of the Board and chief executive officer are now separated, the Board recognizes that depending upon the circumstances, the combination of these two roles may be appropriate in the future to best serve the interests of the Company and its stakeholders.
Executive Sessions of Independent Directors
The independent directors of the Board and each standing committee meet regularly in executive session without our management present. Stockholders wishing to communicate with the independent directors may contact them by writing to: Independent Directors, c/o Corporate Secretary, Hycroft Mining Holding Corporation, P.O. Box 3030, Winnemucca, Nevada 89446. Any such communication will be promptly distributed by our Corporate Secretary to the individual independent director or directors named in the communication in the same manner as described below in “— Communications with the Board.”
Communications with the Board
Stockholders and other interested parties can send communications to one or more members of the Board by writing to the Board or to specific directors or group of directors at the following address: Hycroft Mining Holding Corporation Board of Directors, c/o Corporate Secretary, Hycroft Mining Holding Corporation, P.O. Box 3030, Winnemucca, Nevada 89446. Any such communication will be promptly distributed by our Corporate Secretary to the individual director or directors named in the communication or to all directors if the communication is addressed to the entire Board.
Board Performance Evaluation
Beginning in 2021, the Board conducted an evaluation of its performance in the past year. The evaluation format is established by the Nominating and Governance Committee. The evaluation was conducted through individual interviews with each director through outside legal counsel. In these active interviews, comments were solicited with respect to the full Board and any committee on which each director served, as well as director performance and Board dynamics. The focus of inquiry related to the larger questions of how the Board can improve its key functions of overseeing personnel development, financial performance, other major responsibilities for strategy, risk, integrity, reputation and governance. In particular, for both the Board and the relevant committee, the process solicited ideas from directors on the following:
•
ongoing improvements to engagement, prioritization and discussion of issues;

•
assessing the quality of written and oral presentations from management and recommendations for future reports or presentations to the Board and/or committees;

•
improving the quality of Board or committee discussions on key matters;

•
identifying specific issues and risks that should be discussed in the future;

•
identifying needs for additional expertise on the Board; and

•
identifying any other matter of importance to Board functioning and effectiveness.

Given the extensive Board involvement in various financing transactions at the end first quarter of 2022, the Nominating and Governance Committee has postponed the interview process until the second quarter of 2022 and prior to the Annual Meeting. It is contemplated that the interviews will be conducted by outside legal counsel and the findings and recommendations of the interviews discussed with the Nominating and Governance Committee prior to the Annual Meeting. Thereafter, the Chair of the Nominating and Governance Committee and outside legal counsel will conduct an extended discussion with the directors on the results and recommendations at a meeting of the full Board.
Summary of Director Qualifications and Experience
Competencies	Garrett	Goodman	Harrison	Lang	Naccarati	Weng	Wieshofer
Senior Executive Experience	X	X	X	X	X	X	X
(Experience in the highest level of management responsible for setting and achieving organizational objectives, strategic planning, and overall decision-making)
Other Public Company Directorships	X		X	X		X	X
(Experience sitting on public company boards)
Mining Industry Experience	X		X	X	X	X
(Technical and leadership experience in listed mining companies (whether Canadian or US) of similar size, with similar operational assets and developing projects)
Financial Literacy & Experience	X	X	X	X	X	X	X
(Knowledge of financial accounting and reporting, internal financial controls, including the ability to critically assess financial viability and performance of the organization)
Capital Management	X	X	X			X	X
(Experience in capital management strategies, including debt financing and capital raisings)
Technical Mining, Engineering or Geology Experience & Innovation	X		X	X	X
(Background or experience overseeing and innovating the technical engineering or geology aspects of mining)
Mine Development/Operating Experience	X		X	X	X
(Experience overseeing the development of mines and/or daily operations)
Business Development	X	X	X	X	X	X	X
(Experience in identifying and implementing growth opportunities, and creating long-term value for the organization from investors, markets, and relationships)
Permitting/Regulatory Experience	X		X	X	X	X
(Experience relating to regulatory approvals and permitting needed in connection with mining operations and development)
Legal Experience						X
(Experience overseeing significant legal matters at an organization including stockholder lawsuits/threats and/or government investigations)
Human Resources Experience	X	X	X		X	X	X
(Experience with appointment and evaluation of senior executives as well as overseeing strategic human resource management including workforce planning, employee relations and organizational change)
Compensation Experience	X		X	X		X	X
(Experience on compensation committees of public companies; analyzing and setting executive compensation while balancing risks, incentives and investor relations)

Competencies	Garrett	Goodman	Harrison	Lang	Naccarati	Weng	Wieshofer
Health, Safety, Environmental, Sustainability Experience	X		X	X	X	X	X
(Experience related to health, safety, environmental, social responsibility and sustainability initiatives and their impact on the organization/investor relations)
Corporate Governance Experience	X		X	X	X	X	X
(Knowledge of best practice governance standards)
Government/Regulatory/Political Experience	X		X	X	X	X	X
(Experience in public and regulatory policies and management of impact on industry and the organization)
First Nations/Community Relations Experience	X		X
(Experience with public relations relating to native peoples)
Information Technology and Innovation Experience		X			X	X	X
(Experience with IT security/breaches and/or knowledge of the strategic use and governance of information technology and innovation)
Strategic Planning Experience	X	X	X	X	X	X	X
(Ability to identify and critically assess opportunities and threats, and develop effective strategies to achieve the organization’s visions and objectives.)
Risk Management Experience	X	X	X	X	X		X
(Ability to identify key risks to the organization, and monitor risk and compliance management frameworks and systems)
Stockholders may access a copy of our Corporate Governance Guidelines on our website at http://www.hycroftmining.com/?page_id=222.

EXECUTIVE OFFICERS
The names of the current executive officers of the Company and their respective ages as of the date of this Proxy Statement are set forth below.
Name	Age	Position(s)
Diane R. Garrett, Ph.D.	62	President, Chief Executive Officer and Director
Stanton K. Rideout	62	Executive Vice President and Chief Financial Officer
Diane R. Garrett has served as our President, Chief Executive Officer and a director since September 2020, and was Acting Chair of the Board from December 15, 2021 through April 8, 2022 when she was succeeded by Mr. Lang. Ms. Garrett remains as a director on the Board. See, the biographical information for Ms. Garrett set forth above under “Board of Directors.”
Stanton K. Rideout has served as our Executive Vice President and Chief Financial Officer since October 2020. He has more than 30 years of senior executive experience in the mining and manufacturing industries, including Romarco and Phelps Dodge. From April 2018 until October 2020, Mr. Rideout was a consulting Chief Executive Officer of Carolina Gold Resources Inc. (“CGR”), a Canadian precious and base metals project-generator company. He joined the Board of CGR in June 2017 and became Chairman of the Board in July 2018. Prior to that, Mr. Rideout served as the Senior Vice President and Chief Financial Officer of Romarco from November 2010 through December 2015. Since Romarco was acquired by OceanaGold in September 2015, he provided debt and equity consulting services for a number of mining companies. From January 2008 until May 2008, Mr. Rideout was Executive Vice President and Chief Financial Officer for Swift Transportation Corporation (“Swift”), a large North American truckload carrier. Prior to Swift, Mr. Rideout held various senior finance and accounting positions over 25 years with Phelps Dodge. Those roles included Vice President and Treasurer, Vice President and Controller, and Investor Relations Officer and Chief Financial Officer of Phelps Dodge International Corporation. Mr. Rideout earned his Master’s in Business Administration from the University of Evansville and his Bachelor of Science, Business/Finance, from Western Kentucky University. Mr. Rideout is a Certified Public Accountant.
EXECUTIVE COMPENSATION
As an emerging growth company, we have opted to comply with the executive compensation disclosure rules applicable to “smaller reporting companies” as such term is defined in the rules promulgated under the Securities Act. The following disclosure concerns the compensation arrangements of our current named executive officers for the fiscal years ended December 31, 2021 and 2020.
Summary Compensation Table
The following table sets forth the compensation for the services in all capacities to us or our subsidiary companies for the years ended December 31, 2021 and 2020 of (a) our current Chief Executive Officer, (b) our current Chief Financial Officer, and (c) the two most highly compensated executive officers, other than the Chief Executive Officer and Chief Financial Officer, as of December 31, 2021 or who served in that role during a portion of 2021.

Name and Principal Position	Year	Salary ($)	Bonus ($)(1)	Stock Awards(2) ($)	Non-Equity Incentive Plan Compensation(3) ($)	All Other Compensation(4) ($)	Total ($)
Diane R. Garrett, Ph.D.(5)	2021	$550,000	$0	$1,100,000	$0	$21,060	$1,671,060
President and CEO	2020	$172,617	$0	$1,250,000	$0	$5,026	$1,427,643
Stanton K. Rideout(6)	2021	$375,000	$0	$562,500	$0	$12,498	$949,060
Executive Vice President and Chief Financial Officer	2020	$75,419	$0	$400,000	$0	$37,222	$512,641
John Henris (7)	2021	$325,694	$0	$775,000	$0	$40,734	$1,141,428
Executive Vice President and Chief Operating Officer
Jeffrey Stieber(8)	2021	215,306	$0	$230,000	$0	$15,011	$460,317
Senior Vice President, Finance and Treasurer; former Vice President and Interim Chief Financial Officer	2020	$215,417	$100,000	$102,500	$24,600	$52,508	$495,025

(1)
Amounts represent payments under Seller’s retention bonus plan. The Company assumed the obligation to pay these amounts in connection with the Recapitalization Transaction.

(2)
Amounts reflect the aggregate grant date fair value of awards granted during the fiscal year noted as computed in accordance with FASB ASC Topic 718, assuming no forfeitures. These amounts reflect the Company’s accounting expense and do not correspond to the actual value that may be realized by the Named Executive Officers.

(3)
Amounts reflect the cash payouts for 2019 performance paid in June 2020 following the consummation of the Recapitalization Transaction.

(4)
During 2021, “All Other Compensation” consisted of the following:

Name	Year	401(k) Matching Contributions ($)	Life Insurance Premiums ($)	Consulting Payments ($)	Moving and Other Expenses ($)	Total ($)
Diane R. Garrett, Ph.D.	2021	$19,500	$1,560		$0	$21,060
	2020	$2,750	$2,276		$0	$5,026
Stanton K. Rideout	2021	$11,250	$1,248	$31,275(a)	$0	$12,498
	2020	$4,525	$1,422		$0	$37,222
John Henris	2021	$19,271	$705		$20,215	$40,734
Jeffrey Stieber	2021	$13,595	$1,416		$0	$15,011
	2020	$17,100	$705		$34,703(b)	$52,508

(a)
For consulting fees paid prior to commencement of Mr. Rideout’s employment with the Company.

(b)
Includes $19,167 of relocation allowance and $15,536 reimbursement for moving expenses incurred in 2020.

(5)
Ms. Garrett was hired effective September 8, 2020. Her base salary was set at $550,000.

(6)
Mr. Rideout was hired effective October 20, 2020. His base salary was set at $375,000.

(7)
Mr. Henris was hired effective January 11 2021, His base salary was set at $350,000, Mr. Henris retired effective as of December 31, 2021.

(8)
Mr. Stieber was appointed as the Company’s Vice President and Interim Chief Financial Officer on July 1, 2020 and, upon Mr. Rideout’s appointment on October 20, 2020, Mr. Stieber was appointed as Senior Vice President, Finance and Treasurer. Mr. Stieber’s employment by the Company ceased on December 7, 2021.

2021 Outstanding Equity Awards at Fiscal Year-End Table
The following table summarizes certain information for each NEO with respect to outstanding equity awards and the value of such awards as of December 31, 2021.

	Stock Awards
Name	Number of Shares or Units of Stock that have not yet Vested (#)(1)	Market Value of Shares or Units of Stock that have not vested ($)(2)	Equity Incentive Plan Awards: Number of Unearned Shares, Units, or Other Rights That Have Not Vested (#) (3)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units, or Other Rights That Have Not Vested ($)
Diane R. Garrett, Ph.D.	23,427	$14,384
	154,494	$94,859
	96,154	$59,039
Stanton K. Rideout	12,803	$7,861
	32,982	$20,251
	79,003	$448,508
John Henris(3)	0	$0
Jeffrey Stieber(4)	0	$0

(1)
The vesting schedules for the time-based restricted stock units for each named executive officer is as follows:

Name	RSU Grant Amount	Grant Date	Vesting Schedule
Diane R. Garrett, Ph.D.	34,966	12/15/2020	See footnote (a)
	154,495	03/02/2021	See footnote (b)
	96,154	9/8/2020	100% of the grant will vest on September 8, 2024.
Stanton K. Rideout	19,109	12/17/2020	See footnote (a)
	79,003	03/02/2021	See footnote (b)
	32,982	10/20/2020	100% of the grant will vest on October 20, 2024.
John Henris	73,736	03/02/2021	See footnotes (b) and (3)
	33,423	1/11/2021	100% of the grant will vest on January 11, 2025.
Jeffrey Stieber	55,647	2/20/2019	See footnote (c)
	14,336	12/15/2020	See footnotes (a) and (4)
	32,304	03/02/2021	See footnote (b) and (4)

(a)
Subject to the continued employment with the Company, the RSUs vest 33% for the first and second installment and 34% for the third installment with the first tranche vested on May 28, 2021; and the remaining tranches vesting on May 27, 2022 and May 29, 2023. Vested RSUs will convert into shares of Common Stock on each applicable vesting date, provided that, if on the conversion date, the holder is prohibited from trading under the Company’s policies or pursuant to applicable securities laws, the conversion date will be, in the Compensation Committee’s determination, the 2nd trading day after the date such prohibitions no longer apply.

(b)
Subject to the continued employment with the Company, the RSUs vest 33% for the first and second installment and 34% for the third installment with the first tranche vested on March 15, 2022; and the remaining tranches vesting on March 15, 2023 and March 15, 2024. Vested RSUs will convert into shares of Common Stock on each applicable vesting date; provided, however, that if, on that conversion date, the holder is prohibited from trading under the Company’s policies or pursuant to applicable securities laws, the conversion date shall be, in the determination of the Board’s Compensation Committee, the 2nd trading day after the date the reporting person is no longer prohibited from such trading.

(c)
On February 20, 2019, $102,500 of RSUs were granted to Mr. Stieber. The number of shares of Common Stock that the grant will convert into was based upon the share price on each vesting date. Mr. Stieber’s employment terminated on December 7, 2021 and all unvested RSUs were forfeited and cancelled upon termination of employment.

(2)
Amounts represent the value of outstanding RSU awards based on the closing price of our Common Stock on December 31, 2021 of $0.61 per share.

(3)
John Henris retired effective as of December 31, 2021. None of his equity awards satisfied vesting requirements and were forfeited and cancelled.

(4)
Jeffrey Stieber’s employment terminated on December 7, 2021. All unvested RSUs were forfeited and cancelled upon termination of employment.

Equity Award Grants to Executive Officers
We adopted and our stockholders approved the HYMC 2020 Performance and Incentive Pay Plan pursuant to which the Company issued equity awards to officers and directors.
The long-term equity incentive awards granted in 2021 were in the form of RSUs, subject to the terms and conditions set forth in the written award agreements. Awards granted in 2021 in the form of time-based equity awards with vesting based upon continued employment.
The initial long-term equity incentive award agreements included “double trigger” accelerated vesting in the event of a Change in Control.
Employment Arrangements
Common Defined Terms Used in the Employment Agreements
For purposes of the employment agreements with our NEOs, the terms “Cause”, “Change in Control”, “Disability”, and “Good Reason” have the following definitions:
The term “Cause” shall mean that one or more of the following has occurred:
(i)
the NEO is convicted of a felony or pleads guilty or nolo contendere to a felony (whether or not with respect to the Company or any of its affiliates);

(ii)
a failure of the NEO to substantially perform his or her responsibilities and duties to the Company which, to the extent curable, is not remedied within 10 days after the NEO’s receipt of written notice given by the appropriate senior officer or any member of the Board, as applicable, identifying the failure in reasonable detail and granting the NEO an opportunity to cure such failure within such 10 day period;

(iii)
the failure of the NEO to carry out or comply with any lawful and reasonable directive of the Board (or any committee of the Board), which, to the extent curable, is not remedied within 10 days after the NEO’s receipt of written notice given by or on behalf of the Company identifying the failure in reasonable detail and granting the NEO an opportunity to cure such failure within such 10 day period;

(iv)
the NEO engages in illegal conduct, any breach of fiduciary duty (if any), any act of material dishonesty or other misconduct, in each case in this clause (iv), against the Company or any of its affiliates;

(v)
a material violation or willful breach by the NEO of any of the policies or procedures of the Company, including, without any limitation, any employee manual, handbook or code of conduct of the Company which, to the extent curable, is not remedied within 10 days after the NEO’s receipt of written notice given by or on behalf of the Company identifying the violation or breach in reasonable detail and granting the Executive an opportunity to cure such violation or breach within such 10 day period;

(vi)
the NEO fails to meet any material obligation the NEO may have under any agreement entered into with the Company which, to the extent curable, is not remedied within 10 days after the NEO’s receipt of written notice given by any member of the Company identifying the failure in reasonable detail and granting the NEO an opportunity to cure such failure within such 10 day period;

(vii)
the NEO’s failure to maintain any applicable license, permit or card required by the federal or state authorities or a political subdivision or agency thereof (or the suspension, revocation or denial of such license, permit or card); or

(viii)
the NEO’s breach of any non-compete, non-solicit, confidentiality or other restrictive covenant to which the NEO may be subject, pursuant to an employment agreement or otherwise.

The term a “Change in Control” of the Company will be deemed to occur as of the first day that one or more of the following conditions is satisfied:
(i)
The “beneficial ownership” (as defined in Rule 13d-3 under the Exchange Act) of securities representing more than 50% of the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors (“Company Voting Securities”), is accumulated, held or acquired by a “Person” (as defined in Section 3(a)(9) of the Exchange Act, as modified and used in Sections 13(d) and 14(d) thereof) (other than the Company, any trustee or other fiduciary holding securities under an employee benefit plan of the Company, holders of capital stock of the Company as of the date hereof or a subsidiary thereof, any corporation owned, directly or indirectly, by the Company’s stockholders in substantially the same proportions as their ownership of stock of the Company); provided, however, that any acquisition from the Company or any acquisition pursuant to a transaction that complies with clauses (A), (B) and (C) of clause (iii) below will not be a Change in Control; provided further, that immediately prior to such accumulation, holding or acquisition, such Person was not a direct or indirect beneficial owner of 15% or more of Company Voting Securities as of the date of the applicable employment agreement; or

(ii)
Individuals who, as of the date of the Agreement, constitute the Board, or “Incumbent Board”, cease for any reason to constitute at least a majority of the Board; provided, however, that any individual becoming a director subsequent to the date hereof whose election, or nomination for election by the Company’s stockholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board will be considered as though such individual were a member of the Incumbent Board; or

(iii)
Consummation by the Company of a reorganization, merger or consolidation, or sale or other disposition of all or substantially all of the assets of the Company or the acquisition of assets or stock of another entity, or “Business Combination”, in each case, unless immediately following such Business Combination: (A) more than 50% of the combined voting power of then outstanding voting securities entitled to vote generally in the election of directors of (x) the corporation resulting from such Business Combination, or “Surviving Corporation”, or (y) if applicable, a corporation that as a result of such transaction owns the Company or all or substantially all of the Company’s assets either directly or through one or more subsidiaries, or “Parent Corporation”, is represented, directly or indirectly by Company Voting Securities outstanding immediately prior to such Business Combination (or, if applicable, is represented by shares into which such Company Voting Securities were converted pursuant to such Business Combination), and such voting power among the holders thereof is in substantially the same proportions as their ownership, immediately prior to such Business Combination, of Company Voting Securities; (B) no Person (excluding any employee benefit plan (or related trust) of the Company or such corporation resulting from such Business Combination) beneficially owns, directly or indirectly, 40% or more of the combined voting power of the then outstanding voting securities eligible to elect directors of the Parent Corporation (or, if there is no Parent Corporation, the Surviving Corporation) except to the extent that (x) such ownership of the Company existed prior to the Business Combination or (y) that immediately prior to such Business Combination, such Person was a direct or indirect beneficial owner of 15% or more of the Company Voting Securities as of the date of the respective employment agreement, and (C) at least a majority of the members of the board of directors of the Parent Corporation (or, if there is no Parent Corporation, the Surviving Corporation) were members of the Incumbent Board at the time of the execution of the initial agreement, or of the action of the Board, providing for such Business Combination.

Notwithstanding anything to the contrary in the foregoing, in no event will a Change in Control be deemed to have occurred with respect to the NEO if the NEO is part of a purchasing group that consummates the Change in Control transaction. The NEO will be deemed “part of a purchasing group” for purposes of the preceding sentence if the NEO is an equity participant in the purchasing company or group (except (i) passive ownership of less than two percent of the stock of the purchasing company; or (ii) ownership of equity participation in the purchasing company or group that is otherwise not significant, as determined prior to the Change in Control by a majority of the nonemployee continuing directors.
The term “Disability” means the NEO’s long-term disability as defined by and determined under the Company’s long-term disability plan, or if the NEO is not covered by a long-term disability plan sponsored by the Company, then the NEO’s inability (as determined by the Board or compensation committee thereof in its discretion, (in the case of Dr. Garrett and Mr. Rideout, with the Board or Compensation Committee acting reasonably)) to engage in any substantial gainful activity by reason of any medically-determined physical or mental impairment that can be expected to result in death or to be of long-continued and indefinite duration.
The term “Good Reason” means the occurrence of any of the following without the NEO’s consent:
(i)
a material reduction or a material adverse alteration in the nature of the NEO’s position, responsibilities or authorities or the assigning of duties to the NEO that are materially inconsistent with those of the position of such NEO of a company of comparable size in a comparable industry;

(ii)
the NEO’s becoming the holder of a lesser office or title than that previously held;

(iii)
any material breach of the applicable employment agreement by the Company that causes an adverse change to the terms and conditions of the NEO’s employment;

(iv)
the Company requires the NEO to relocate his principal business office to a location not within 75 miles of the applicable Company location;

(v)
any reduction in the NEO’s salary, other than a reduction in salary generally applicable to executive employees; or

(vi)
failure of the Company to pay the NEO any amount otherwise vested and due under the applicable employment agreement or under any plan or policy of the Company following written notice by the NEO to the Company identifying the failure and the basis for such payment and the Company’s failure to cure within 10 days following receipt of such written notice.

In no event will a resignation be deemed to occur for “Good Reason” unless the NEO provides notice to the Company, and such resignation occurs, within 90 days after the event or condition giving rise thereto. Upon receiving notice from the NEO, the Company shall have a period of 30 days during which it may remedy the event or condition.
Employment Agreement with Diane R. Garrett
The Company entered into an employment agreement dated as of August 31, 2020 (the “Garrett Employment Agreement”) with Diane R. Garrett, Ph.D., which provides for a three-year term as President and Chief Executive Officer, following which she shall be deemed to be an at-will employee during the continuation of her employment by the Company. Under the terms of the Garrett Employment Agreement, Ms. Garrett is entitled to an annual base salary of $550,000, an annual cash incentive bonus initially set at 70% of her annual base salary as target, and an initial long-term equity incentive award having a value of $1,000,000. The initial long-term equity incentive was granted on the effective date of her employment, September 8, 2020, in the form of 96,154 RSUs, which was determined by dividing $1,000,000 by $10.40, the closing price of the Common Stock on the date of grant. Such RSUs will vest on the fourth anniversary of the date of grant, subject to Ms. Garrett’s continued employment by the Company through the vesting date and subject to any provisions of the grant relating to retirement, disability, change of control and other matters. Ms. Garrett will also be eligible to participate in equity-based compensation plans, initially targeted at 200% of her base salary, with 50% of such awards initially in the form of performance-based equity awards and 50% of such awards initially in the form of time-based equity awards.
As required under the terms of the Garrett Employment Agreement, on December 15, 2020, the Company offered Ms. Garrett $550,000 worth of time-based RSUs. However, Ms. Garrett did not accept her full time-based equity award and requested that a portion of those time-based RSUs be re-allocated and granted to other employees rather than herself. As a result, on December 15, 2020, Ms. Garrett accepted $250,000 in value in the amount of 34,966 RSUs, based upon the fair market value of the Company’s Common Stock on the date of grant, rather than the 76,924 RSUs she would have been eligible to receive. Ms. Garrett’s RSUs will vest, subject to continued employment, in three equal installments on each of May 28, 2021, May 27, 2022 and May 29, 2023. The Company did not issue any performance-based equity awards in 2020. On March 2, 2021, the Company issued 154,495 time-based RSUs to Ms. Garrett.

Employment Agreement with Stanton K. Rideout
The Company entered into an employment agreement dated as of October 20, 2020 (the “Rideout Employment Agreement”) with Mr. Rideout, which provides for a three-year term as Executive Vice President and Chief Financial Officer, following which he shall be deemed to be an at-will employee during the continuation of his employment by the Company. Under the terms of the Rideout Employment Agreement, Mr. Rideout is entitled to an annual base salary of $375,000, an annual cash incentive bonus target initially set at 60% of his annual base salary and an initial long-term equity award having a value of $250,000.
The initial long-term equity incentive was granted on the effective date of his employment, October 20, 2020, in the form of 32,982 RSUs, with the number of RSUs determined by dividing $250,000 by the closing stock price of the Company’s Common Stock on the date of grant. Such RSUs will vest on the fourth anniversary of the grant date, subject to Mr. Rideout’s continued employment by the Company through the vesting date and subject to any provisions of the grant relating to retirement, disability, change of control and other matters. Mr. Rideout will also be eligible to participate in equity-based compensation plans commencing in 2021, initially targeted at 150% of his base salary, with 50% of such awards initially in the form of performance-based equity awards and 50% of such awards in the form of time-based equity awards.
On December 17, 2020, the Company awarded Mr. Rideout a portion of the re-allocated RSUs (described above under “Employment Agreement with Diane R. Garrett”) equal to $150,000 in value in the amount of 19,109 RSUs, based on the fair market value of the Company’s Common Stock on the date of grant, in recognition of his contributions to the Company and to incentivize his future performance. Mr. Rideout’s RSUs have the same vesting schedule as Ms. Garrett’s that were granted on December 15, 2020. On March 2, 2021, the Company issued 79,003 time-based RSUs to Mr. Rideout.
Employment Agreement with Jeffrey Stieber
Hycroft Mining Corporation entered into an employment agreement dated as of March 25, 2019 with Mr. Stieber (the “Stieber Employment Agreement”). Mr. Stieber became an executive officer in July 2020 upon his appointment as our Vice President and Interim Chief Financial Officer. On October 20, 2020, upon Mr. Rideout’s assuming the position of Executive Vice President and Chief Financial Officer, Jeffrey Stieber ceased to serve as the Company’s Vice President and Interim Chief Financial Officer and, instead, became our Senior Vice President of Finance and Treasurer, reporting to Mr. Rideout. At that time, Mr. Stieber remained an executive officer of the Company and his employment agreement continued unchanged.
The Stieber Employment Agreement provided for a three-year term following which he shall be deemed to be an at-will employee during the continuation of his employment by the Company. Under the terms of the Stieber Employment Agreement, Mr. Stieber was entitled to an annual base salary of $205,000 (subsequently increased to $230,000), an annual cash incentive bonus target initially set at 40% of his annual base salary and an initial long-term equity award, which he received on February 20, 2019, targeted at 100% of his base salary with 50% of such awards initially in the form of performance-based RSUs and 50% of such initial awards initially in the form of time-based RSUs. The Stieber Employment Agreement and equity awards issued to Mr. Stieber by Hycroft Mining Corporation were assumed by the Company .
Effective as of August 1, 2020, Mr. Stieber’s annual base salary was increased by $25,000. On December 15, 2020, the Company granted Mr. Stieber 14,336 time-based RSUs. On March 2, 2021, the Company issued 32,304 time-based RSUs to Mr. Stieber.
Mr. Stieber’s notified the Company of his resignation on November 19, 2021 and his employment was voluntarily ceased on December 7, 2021. No severance amounts were payable under the Stieber Employment Agreement and all unvested RSUs were forfeited and cancelled.
Employment Agreement with John Henris
Hycroft Mining Corporation entered into an employment agreement dated as of January 11, 2021 with Mr. Henris (the “Henris Employment Agreement”). Mr. Henris became an executive officer his commencement of employment as our Executive Vice President Operations.

The Henris Employment Agreement provided for a three-year term following which he shall be deemed to be an at-will employee during the continuation of his employment by the Company. Under the terms of the Henris Employment Agreement, Mr. Henris was entitled to an annual base salary of $350,000, an annual cash incentive bonus target initially set at 60% of his annual base salary and an initial long-term equity award targeted at 150% of his base salary with the form of such equity awards to be determined by the Compensation Committee for senior officers.
On January 11, 2021, the Company granted Mr. Henris 33,423 time-based RSUs vesting four years following the grant date. On March 2, 2021, the Company issued 73,736 time-based RSUs to Mr. Henris vesting pro rata over a three year period based upon continued employment by the Company.
Mr. Henris retired from the Company effective on December 31, 2021. No severance amounts were payable under the Henris Employment Agreement and all unvested RSUs were forfeited and cancelled.
Termination Payment Terms Applicable to the Employment Agreements of the NEOs Who Remain Currently Employed with Us
Each of the employment agreements with our current NEOs, Ms. Garrett and Mr. Rideout contain provisions which entitle them to payments following termination of their employment in certain circumstances, as described below.
Termination of Employment for any Reason
Pursuant to the current employment agreements with Ms. Garrett and Mr. Rideout, in the event their employment with the Company is terminated for any lawful reason or no reason, they (or their estate, as applicable) will be entitled to receive any earned but unpaid base salary, any earned but unpaid annual cash incentive bonus, any amounts that may be payable under any applicable executive benefit plan, expense reimbursements and COBRA benefits provided that a timely election for COBRA continuation coverage is made and the applicable amounts are paid.
Termination of Employment other than for Cause or Voluntary Termination by Executive for Good Reason
In the event that the Company terminates any of Ms. Garrett or Mr. Rideout without Cause or either of them terminates their employment for Good Reason, they would be entitled to (i) a cash amount equal to 1.5 multiplied by their annual base salary, payable in equal installments over the 18 month period following the date of termination, (ii) 18 months of continued coverage under the Company’s medical, dental, life and disability plans, at the same cost to the individual as in effect on the date of termination, and (iii) outplacement services until the earlier of (A) $15,000 in the aggregate having been paid by the Company to the outplacement firm or (B) 12 months following the date of termination.
Termination of Employment in the Event of Death or Disability
In the event that the employment of any of Ms. Garrett or Mr. Rideout with the Company is terminated due to her or his death or Disability, she or he (or their estate, as applicable) will be entitled to receive the pro rata portion of any bonus payable to them under the Company’s annual cash incentive plan for the year in which such termination for death or Disability occurs determined based on the actual bonus attained for the fiscal year in which such termination occurs.
Termination of Employment after a Change in Control
If within 90 days prior to, or one year after, a Change in Control, the Company terminates the employment of any of Ms. Garrett or Mr. Rideout for reasons other than for Cause, any of them incurs a Disability or any of them voluntarily terminates his or her employment for Good Reason, such NEO will be entitled to (i) a cash amount equal to 2.0 multiplied by his or her annual base salary, payable in a lump sum on the 60th day following the date of termination, (ii) a cash amount equal to 2.0 multiplied by the greater of (A) the actual bonus paid for the fiscal year immediately preceding the date of termination, (B) the actual bonus attained for the fiscal year in which the date of termination occurs prior to the first anniversary of the employment agreement, or (C) the target bonus for the fiscal year in which the date of termination occurs prior to the first anniversary of the agreement, payable in a lump sum on the 60th day following the date of termination, (iii) 24 months of continued coverage under the Company’s medical, dental, life and disability plans, at the same cost to the individual as in effect on the date of the Change in Control (or, if lower, as in effect at any time thereafter) and (iv) outplacement services until the earlier of (A) $15,000 in the aggregate having been paid by the Company to the outplacement firm or (B) 12 months following the date of termination.
Compensation Philosophy and Objectives
Our compensation policies and philosophies are designed to align compensation with our business objectives and the creation of stockholder value, while enabling us to attract, motivate and retain individuals who contribute to the long-term success of the Company.
The Compensation Committee believes that the executive compensation program must be competitive in order to attract and retain our executive officers. The Compensation Committee has implemented compensation policies and philosophies that link a significant portion of our executive officers’ cash compensation to performance objectives and by providing a portion of their compensation as long-term incentive compensation in the form of equity awards.
Our annual compensation review is undertaken at the direction and under the supervision of the Compensation Committee. Other than our Chief Executive Officer, no executive officers are involved in making recommendations for executive officer compensation, and no executive officer makes any recommendations for their own compensation. Additionally, no executive officers are involved in determining director compensation. At its sole discretion, the Compensation Committee may engage independent compensation consultants on an exclusive basis to advise the Compensation Committee on executive officer and director compensation matters. In 2021, the Compensation Committee engaged Semler Brossy to provide independent advice on executive officer and director compensation matters. Following the review process, the Compensation Committee discusses the review process and compensation determinations with the non-management members of the Board, and approves the annual base salaries, equity award grants, incentive cash award targets and financial metrics for the upcoming year and incentive cash awards for the prior year for the named executive officers.
Generally, in the first quarter of each year, the Compensation Committee reviews management’s recommendations and historical pay and performance information. The Compensation Committee’s review includes approval of the value of equity award grants. It is generally the Compensation Committee’s policy to authorize and grant equity awards as of the date of the Board of Directors meeting (typically in March) at which such awards are ratified by the non-management members of the Board of Directors upon the recommendation of the Compensation Committee, based upon the closing price of our Common Stock on the date of the award. Due, however, to the critical efforts to obtain financing and the significant financing transactions that the Company was engaged in during the first quarter of 2022, the Compensation Committee delayed its review of executive officer compensation matters and will perform such review in the second quarter of 2022.
The Compensation Committee does not have a specific policy or practice to time equity awards to the release of earnings or other material non-public information. However, the Compensation Committee may determine the value of an equity award but not issue or establish the number of shares or share units while in possession of material non-public information, such as a material pending transaction. Our practice is not to accelerate or delay the disclosure of material non-public information, whether favorable or unfavorable, but to make such disclosures when appropriate or required by applicable securities laws. In order not to unduly benefit or harm officers and employees we would consider postponing the issuance of awards until after the material non-public information has been publicly disclosed or is no longer considered to be material information.
Periodically throughout the year, the Compensation Committee may discuss, as appropriate, the philosophy for the overall compensation program, and decide whether changes should be made in particular program components or whether special awards are appropriate or desirable during the current year or for future periods.

Compensation for our executive officers will have three primary components: base salary, an annual cash incentive bonus and long-term equity-based incentive compensation.
Base Salary
Base Salaries are set to be fair to the executive officers, competitive within the industry and reasonable in light of our cost structure. The Compensation Committee will determine base salaries, subject to the terms of any employment agreements, and will review base salaries annually based upon advice and counsel from its advisors. With the raising of gross proceeds of approximately $194 million before deduction of commissions, fees and expenses, in late March, 2022, the Compensation Committee reviewed annual base salaries for executive officers for 2022 in the second quarter of 2022 and acknowledging the efforts of Ms. Garrett and Mr. Rideout in managing the Company, issuing a new initial assessment technical report, extending the maturity and restructuring certain payment terms of the Company’s outstanding indebtedness and raising substantial equity capital to address the Company’s going concern and critical liquidity issues, determined to increase the annual base salary of Ms. Garrett by $50,000 to $600,000 per year and to increase the annual base salary of Mr. Rideout by $50,000 from $375,000 to $425,000, each effective as of April 1, 2022.
Annual Cash Incentive Bonuses
In 2021, the Compensation Committee used annual cash incentive bonuses for the NEOs to tie a portion of the NEOs compensation to financial and operational objectives achievable within the applicable fiscal year, such as (i) gold and gold equivalent production/sales, (ii) total cash costs of production per gold or gold equivalent ounce, (iii) health and safety, and/or (iv) such other metrics as are determined from time to time by the Board. The Compensation Committee at the beginning of each year will select the performance targets, target amounts, target award opportunities and other term and conditions of annual cash bonuses for the NEOs. Following the end of each year, the Compensation Committee will determine the extent to which the performance targets were achieved and the amount of the award that is payable to the NEOs. In 2022, prior to the private placement and at-the-market registered public offering, the Company did not have sufficient cash to pay its performance awards with its “going concern” and debt covenant compliance issues. With the raising of gross proceeds of approximately $194 million before deduction of commissions, fees and expenses, and enabling the Company to make performance payments without adversely affecting its “going concern” or ability to satisfy debt covenants, the Compensation will review 2021 incentive compensation matters, including performance against 2021 targets, in the beginning of the second quarter of 2022.
Equity-Based Awards
The Compensation Committee will use equity-based awards to reward long-term performance of the NEOs under the Incentive Plan. Providing a meaningful portion of the total compensation package in the form of equity-based awards is an essential element to compensation arrangements to align the incentives of its officers, including its NEOs, with the interests of its stockholders and serve to motivate and retain the individual NEOs. Following approval by the stockholders of additional shares of Common Stock to be issued under the Incentive Plan, as provided in Proposal No. 3, the Compensation will review equity-based incentive compensation matters in the second quarter of 2022.
Executive Agreements
The Company has entered into compensation arrangements with its officers, including employment agreements and equity award agreements as part of its policy to pay and compensate key executives as appropriate to attract, retain and compensate executive talent.
Other Compensation
We have maintained the various employee benefit plans, including medical, dental, life insurance and 401(k) plans, offered by Seller in which the NEOs participate.
Deductibility of Executive Compensation
Section 162(m) of the Internal Revenue Code denies a federal income tax deduction for certain compensation in excess of $1.0 million per year paid to certain current and former executive officers of a publicly traded corporation.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS
Related Party Transactions relating to the Company
Please see the section titled “— Selected Definitions” for the meanings of certain capitalized terms in this section.
Purchase of Units by Greater Than 5% Stockholders in Registered Public Offering
On October 6, 2020, the Company closed its registered public offering of an aggregate of 9,583,334 units. Each unit consisted of one (share of Common Stock and one warrant to purchase one share of Common Stock (the “HYMCL Warrants”)). The offering price to the public was $9.00 per unit. The HYMCL Warrants were immediately exercisable upon issuance for shares of Common Stock at a price of $10.50 per share and expire five (5) years from the date of issuance. After deducting underwriting discounts and commissions and estimated offering expenses payable by the Company, the net proceeds to the Company were approximately $83.1 million. Certain of the Company’s affiliated stockholders that owned more than five percent of the Company’s outstanding Common Stock at the time of the offering purchased, in the aggregate, 4,951,388 units in the Offering at the same price as the price to the public, $9.00 per unit. No underwriters fees or commissions’ were paid by the Company to the underwriters in the Offering with respect to units sold to such affiliates. The affiliates who purchased units in the Offering were: Mudrick Capital Management, L.P. and/or certain of its affiliated entities — 3,222,222 units for an aggregate purchase price of $29.0 million; Aristeia Capital, L.L.C. and/or certain of its affiliated entities — 895,833 units for an aggregate purchase price of approximately $8.1 million; and Highbridge Capital Management, LLC and/or certain of its affiliated entities — 833,333 units for an aggregate purchase price of $7.5 million.
Interest in Seller, the Recapitalization Transaction and Private Investment
Various funds managed by and affiliated with Mudrick Capital, a greater than 5% beneficial owner of our Common Stock and an affiliate of sponsor of which Jason Mudrick, our prior Chief Executive Officer and director, is the President and David Kirsch, the former Chairman of the Board and prior Vice President of the Company, is a Managing Director, may have been deemed to have beneficially owned: 646,421 shares of Seller’s common stock (prior to the Recapitalization Transaction), in connection with which such funds received 72,131 shares of our Common Stock in connection with the consummation of the Recapitalization Transaction; and, as of May 29, 2020, an aggregate of $41.8 million in principal amount of Seller First Lien Notes, which was repaid in connection with the consummation of the Recapitalization Transaction; an aggregate of $58.1 million in principal amount of 1.5 Lien Notes, including accrued interest, which was subject to the Exchange Agreement and exchanged for shares of our Common Stock in the Note Exchange; an aggregate of $85.9 million in principal amount of Second Lien Notes, including accrued interest, which were subject to the Second Lien Conversion Agreement and converted into shares of Seller’s common stock in connection with the consummation of the Recapitalization Transaction and received a distribution of shares of our Common Stock upon dissolution of Seller immediately following consummation of the Recapitalization Transaction; and an aggregate of $51.2 million in principal amount of 1.25 Lien Notes, including accrued interest, which was subject to the 1.25 Lien Exchange Agreement pursuant to which the 1.25 Lien Notes were exchanged for the $31.9 million in aggregate principal amount of Subordinated Notes, and the remainder for Excess Notes which were exchanged for shares of our Common Stock in the Note Exchange. In addition, in connection with the private investment, funds managed by and affiliated with Mudrick Capital, entered into the Subscription/Backstop Agreements for the purchase of an aggregate of 3,028,924 shares of our Common Stock at a purchase price of $10.00 per share, and the issuance to such investors of an aggregate of 1,295,892 PIPE warrants exercisable at $11.50 per share, for an aggregate purchase price of $30.3 million.
In addition, various funds managed by and affiliated with Whitebox, Highbridge and Aristeia, became beneficial owners of more than 5% of our Common Stock, as of May 29, 2020 in connection with the Recapitalization Transaction. The various funds managed by and affiliated with Whitebox, Highbridge and Aristeia held an aggregate of $15.4 million, $14.2 million and $5.9 million, respectively, in aggregate principal amount of Seller First Lien Notes, which was repaid in connection with the consummation of the Recapitalization Transaction; an aggregate of $40.9 million, $23.3 million and $15.7 million, respectively, in principal amount of 1.5 Lien Notes, including accrued interest, which was subject to the Exchange Agreement and exchanged for shares of our Common Stock in the Note Exchange; an aggregate of $60.5 million, $34.5 million and $23.2 million, respectively, in principal amount of Second Lien Notes, including accrued interest, which were subject to the Second Lien Conversion Agreement and converted into shares of Seller’s common stock in connection with the consummation of the Recapitalization Transaction and received a distribution of shares of our Common Stock upon dissolution of Seller immediately following consummation of the Recapitalization Transaction; and an aggregate of $36.1 million, $20.6 million and $13.9 million, respectively, in principal amount of 1.25 Lien Notes, including accrued interest, which was subject to the 1.25 Lien Exchange Agreement pursuant to which the 1.25 Lien Notes were exchanged for $22.5 million, $12.8 million and $8.6 million, respectively, in aggregate principal amount of Subordinated Notes and the remainder for Excess Notes which were exchanged for shares of our Common Stock in the Note Exchange. In addition, in connection with the private investment, funds managed by and affiliated with Whitebox, Highbridge and Aristeia each entered into the Subscription/Backstop Agreements for the purchase of an aggregate of 2,134,018, 1,216,653 and 819,404 shares of our Common Stock at a purchase price of $10.00 per share, and the issuance to such investors of an aggregate of 913,017, 520,532 and 350,573 PIPE warrants exercisable at $11.50 per share, for an aggregate purchase prices of $21.3 million, $12.2 million and $8.2 million, respectively.
David Kirsch was a director of Seller. Mr. Kirsch was the primary representative of the Company in respect of negotiating the Recapitalization Transaction and asked to be recused as a director from all Seller’s board of directors meetings related to consideration of the Recapitalization Transaction. Throughout the period from May 2018 through January 2020, Mr. Kirsch did not participate as a director in meetings of Seller’s board of directors related to consideration of a transaction with the Company unless specifically requested to do so after acknowledgment and disclosure of his potential conflicts of interest.
Founder Shares
On September 25, 2017, sponsor purchased 5,750,000 founders shares for an aggregate price of $25,000. Holders of founder shares may also elect to convert their founder shares into an equal number of shares of our Common Stock, subject to adjustment, at any time. As a result of the underwriters’ election to partially exercise their over-allotment option on February 28, 2018, 550,000 founder shares were forfeited so that the founder shares held by the initial stockholders would represent 20% of the outstanding shares of our Common Stock following the completion of the IPO. In connection with the Recapitalization Transaction, 3,511,820 founder shares in accordance with the terms of the Purchase Agreement and the Parent Sponsor Letter Agreement and the remaining founder shares were automatically converted into 1,688,180 shares of our Common Stock.
Private Placement Warrants
Concurrently with the closing of the IPO, sponsor and Cantor purchased an aggregate of 7,500,000 private placement warrants at a price of $1.00 per warrant (6,500,000 private placement warrants by sponsor and 1,000,000 private placement warrants by Cantor) for an aggregate purchase price of $7.5 million. On February 28, 2018, we consummated the sale of an additional 240,000 private placement warrants at a price of $1.00 per warrant, of which 200,000 warrants were purchased by sponsor and 40,000 warrants were purchased by Cantor, generating gross proceeds of $0.24 million. Each private placement warrant is exercisable for one share of our Common Stock at a price of $11.50 per share. The proceeds from the private placement warrants were added to the proceeds from the IPO and held in the trust account. The private placement warrants are non-redeemable and exercisable on a cashless basis so long as they are held by sponsor, Cantor or their permitted transferees. The private placement warrants will expire five years after the completion of the Recapitalization Transaction or earlier upon redemption or liquidation. In addition, for as long as the private placement warrants are held by sponsor, Cantor or its designees or affiliates, they may not be exercised after five years from the effective date of the registration statement for the IPO.
Related Party Loans
On January 2, 2020, in order to finance transaction costs in connection with the Recapitalization Transaction, we issued an unsecured promissory note to the sponsor in an amount up to $1.5 million. Such promissory note bore no interest and was repaid in full ($0.9 million) at the consummation of the Recapitalization Transaction.
Administrative Support Agreement
Commencing on February 8, 2018 through the earlier of the consummation of a business combination or its liquidation, we agreed to pay sponsor a total of $10,000 per month for office space, utilities and secretarial and administrative support. For the years ended December 31, 2020 and 2019, the Company incurred $50,000 and $120,000 of administrative service fees, respectively.
Forward Purchase Contract
On January 24, 2018, we entered into the Forward Purchase Contract with sponsor, pursuant to which sponsor committed to purchase, in a private placement for gross proceeds of $25.0 million to occur concurrently with the consummation of the Recapitalization Transaction, 3,125,000 shares of our Common Stock and 2,500,000 forward purchase warrants having substantially the same terms as the private placement warrants. The funds from the sale of the securities under the Forward Purchase Contract was used as part of the consideration in connection with the Recapitalization Transaction.
Sprott Credit Agreement
On October 4, 2019, Seller, as borrower, and certain of its subsidiaries, as guarantors, entered into the Initial Sprott Credit Agreement with the Lender for a secured multi-advance term credit facility with an original aggregate principal amount not in excess of $110.0 million. In connection with the consummation of the Recapitalization Transaction we assumed the Initial Sprott Credit Agreement pursuant to the terms of the Purchase Agreement, entered into the Sprott Credit Agreement, with us becoming a party thereto, borrowed $70.0 million under such facility and issued to Lender 496,634 shares of Common Stock on behalf of Lender and the other participants in the Sprott Credit Agreement. As a result, we are the borrower under the Sprott Credit Agreement. Subsequent to the consummation of the Recapitalization Transaction the lender transferred 45,149 shares of Common Stock to nonaffiliated participants in the Sprott Credit Agreement and 13,545 shares of Common Stock to Sprott Private Resource Streaming and Royalty (Collector), LP., an affiliated participant in the Sprott Credit Agreement. Michael Harrison, a member of our Board, has an indirect pecuniary interest in shares of our Common Stock beneficially owned by Sprott Private Resource Streaming and Royalty (Collector), LP. and Lender as chief executive officer of Sprott Resource Streaming and Royalty Corp. and/or through his fiduciary role as Managing Partner of Sprott Private Resource Streaming & Royalty (Collector) LP.
Sprott Royalty Agreement
The Company, Hycroft Resources & Development, LLC, a Delaware limited liability company and an indirect, wholly owned subsidiary of the Company (“HRD”), and Sprott Private Resource Lending II (Co) Inc., as the Payee, an affiliate of Lender, entered into the Sprott Royalty Agreement with respect to the Hycroft Mine at the closing of the Recapitalization Transaction. Pursuant to the terms of the Sprott Royalty Agreement, at the closing of the Recapitalization Transaction, Payee paid to HRD cash consideration in the amount of $30.0 million, for which HRD granted to Payee a perpetual royalty equal to one and one-half percent (1.50%) of net smelter returns, payable monthly. Michael Harrison, a member of our Board, has an indirect interest in the Sprott Private Resource Lending II (Co) Inc. as chief executive officer of Sprott Resource Streaming and Royalty Corp. and/or through his fiduciary role as Managing Partner of Sprott Private Resource Streaming and Royalty (Collector) LP.
Amended and Restated Registration Rights Agreement
In connection with the consummation of the Recapitalization Transaction, the Company entered into an Amended and Restated Registration Rights Agreement with the restricted stockholders to register the shares of Common Stock and, to the extent applicable, warrants, currently held or subsequently acquired by such holders, whether through conversion, exchange or otherwise. The Amended and Restated Registration Rights Agreement provides the parties with demand and piggyback registration rights for underwritten offerings and shelf registration rights for underwritten and non-underwritten offerings, in each case with the costs associated with such preparation and registration to be borne by the Company other than any applicable underwriting fees for the sale of securities. The restricted stockholders under the Amended and Restated Registration Rights Agreement agreed not to sell, transfer, pledge or otherwise dispose of shares of Common Stock and warrants they hold or receive, subject to certain exceptions, for certain time periods specified therein. Pursuant to the Amended and Restated Registration Rights Agreement, a registration statement on Form S-1 was filed with the SEC and became effective on July 22, 2020, as supplemented from time to time thereafter, which registers for resale the Common Stock and certain warrants of the Company owned by the restricted stockholders.
Transition Agreements
On July 1, 2020, the Company and Mr. Buffington entered into the Buffington Transition Agreement, the Buffington Consulting Agreement and the RSU Agreement. On September 8, 2020, the Company and Mr. Jones entered into the Jones Transition Agreement and the Jones Consulting Agreement.
2022 Private Placement
The Company entered into a subscription agreement with AMC dated as of March 14, 2022, as amended April 8, 2022 (as amended, the “AMC Subscription Agreement”), pursuant to which AMC purchased 23,408,240 units of the Company (each a “Unit”) at a purchase price per Unit of $1.193, with each Unit consisting of one share of Common Stock and one warrant to purchase one share of Common Stock providing for a total purchase price of $27.9 million. The AMC Subscription Agreement provides AMC with the right to appoint a director to the Board and the Company agrees to support such director’s nomination so long as AMC retains at least 50% of the Common Stock purchased under the AMC Subscription Agreement and AMC holds at least 5% of the voting power of the Company. Sean Goodman, a member of our Board, is the Chief Financial Officer of AMC Entertainment Holdings, Inc., the parent of AMC, and was appointed to the Board and nominated for election as a director of the Company Annual Meeting under the terms of the AMC Subscription Agreement.
Indemnification Agreements
We have entered into indemnification agreements with each of our directors and officers. The indemnification agreements and our amended and restated bylaws in effect upon the consummation of the Recapitalization Transaction require us to indemnify all directors and officers to the fullest extent permitted by Delaware law against any and all expenses, judgments, liabilities, fines, penalties, and amounts paid in settlement of any claims. The indemnification agreements will also provide for the advancement or payment of all expenses to the indemnitee and for reimbursement to the Company if it is found that such indemnitee is not entitled to such indemnification under applicable law.
Other Material Relationships
During the year ended December 31, 2021, the Company incurred costs of $1.2 million to Ausenco Engineering USA South (“Ausenco”) for work performed on preparing an Acid POX milling technical study. Diane Garrett is currently a non-executive director on Ausenco’s Board of Directors.
Ms. Garrett’s brother, David Thomas, is the Acting General Manager of the Hycroft Mine. Mr. Thomas does not report to Ms. Garrett. He received cash compensation of $240,000, equity compensation at grant date fair value of $240,000 and $13,148 of other compensation for his services in 2021.
Related Party Policy
Our Audit Committee, pursuant to its charter, is responsible for reviewing and approving related party transactions to the extent that we enter into such transactions. We also require each of our directors and executive officers to complete a directors’ and officers’ questionnaire that elicits information about related party transactions.
These procedures are intended to determine whether any such related party transaction impairs the independence of a director or presents a conflict of interest on the part of a director, employee or officer.

Selected Definitions
Unless stated in this proxy statement or the context otherwise requires, references to:
“2021 Form 10-K” means our Annual Report on Form 10-K for the year ended December 31, 2021 as filed with the SEC on March 31, 2022.
“2021 Year End Financial Statements” means our consolidated financial statements for the year ended December 31, 2021 and the notes thereto.
“1.25 Lien Exchange” means the exchange by the 1.25 Lien Noteholders of the outstanding 1.25 Lien Notes for New Subordinated Notes.
“1.25 Lien Exchange Agreement” means that certain note exchange agreement, dated as of January 13, 2020, by and among the Seller and certain investment funds affiliated with or managed by Mudrick Capital, Whitebox, Highbridge, Aristeia and Wolverine, as amended, pursuant to which the 1.25 Lien Exchange occurred immediately prior to the consummation of the Recapitalization Transaction.
“1.25 Lien Notes” means the notes issued pursuant to the Note Purchase Agreements, dated as of February 22, 2019, May 21, 2019, June 27, 2019, August 6, 2019, August 29, 2019, September 25, 2019, October 16, 2019, November 21, 2019, December 17, 2019, January 17, 2020, February 7, 2020, March 12, 2020, April 16, 2020 and May 7, 2020 between the Seller, the guarantors and the purchasers named therein and WBox 2015-5 Ltd., as collateral agent.
“1.25 Lien Noteholders” means the holders of the 1.25 Lien Notes and, subsequent to the 1.25 Lien Exchange, the holders of the New Subordinated Notes.
“1.5 Lien Notes” means the notes issued pursuant to the Note Purchase Agreements, dated as of May 3, 2016, July 29, 2016, September 22, 2016, November 30, 2016, February 2, 2017, April 12, 2017, June 30, 2017, July 14, 2017, December 20, 2017, March 8, 2018, May 10, 2018, July 10, 2018, August 22, 2018, November 1, 2018, and December 19, 2018 between the Seller, the guarantors and the purchasers named therein and WBox 2015-5 Ltd., as collateral agent.
“1.5 Lien Noteholders” means certain investment funds affiliated with Mudrick Capital, Whitebox, Highbridge, Aristeia and Wolverine that hold the 1.5 Lien Notes.
“5-Year Private Warrants” means the private placement warrants and the forward purchase warrants less any such warrants transferred from an initial purchaser of such warrants to someone other than the initial purchasers of the 5-Year Private Warrants or their permitted transferees.
“5-Year Public Warrants” means the public warrants and the PIPE warrants plus any 5-Year Private Warrants transferred from an initial purchaser of such 5-Year Private Warrants to someone other than the initial purchasers of the 5-Year Private Warrants or their permitted transferees.
“Amended and Restated Registration Rights Agreement” means that certain Amended and Restated Registration Rights Agreement entered into at the closing of the Recapitalization Transaction, by and among the Company and the restricted stockholders.
“Acquisition Sub” means MUDS Acquisition Sub, Inc., a Delaware corporation and an indirect, wholly-owned subsidiary of the Company.
“AMC” means American Multi-Cinema, Inc., a wholly-owned subsidiary of AMC Holdings Entertainment, Inc.
“Aristeia” means Aristeia Capital, LLC.
“Assumed New Subordinated Notes” means $80 million in aggregate principal amount of New Subordinated Notes assigned to, and assumed by, the Company in connection with the Recapitalization Transaction, on a pro rata basis across holders of New Subordinated Notes.
“Board” means the board of directors of Hycroft Mining Holding Corporation.

“business day” means a day, other than Saturday, Sunday or such other day on which commercial banks in New York, New York are authorized or required by applicable laws to close.
“Cantor” means Cantor Fitzgerald & Co.
“Common Stock” means the Class A common stock, par value $0.0001 per share, of the Company.
“DGCL” means the General Corporation Law of the State of Delaware.
“debt and warrant assumption” means the assignment by Seller and the assumption by the Company of (x) $80,000,000 in aggregate principal amount of New Subordinated Notes, (y) the Sprott Credit Agreement and (z) Seller’s liabilities and obligations under the Seller Warrant Agreement.
“effective time” means 9:00 a.m. New York time on May 29, 2020.
“employee benefit plan” means any material “employee benefit plan” within the meaning of Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended.
“Excess Notes” means the $48,459,232 in aggregate principal amount of New Subordinated Notes exchanged pursuant to the Exchange Agreement.
“note exchange” means the exchange of the 1.5 Lien Notes and the Excess Notes, if any, for shares of Common Stock valued at $10.00 per share and/or cash payment pursuant to the terms of the Exchange Agreement.
“Exchange Act” means the Securities Exchange Act of 1934, as amended and the rules and regulations promulgated thereunder.
“Exchange Agreement” means that certain Exchange Agreement, dated as of January 13, 2020, by and among the Seller, Acquisition Sub, the 1.5 Lien Noteholders and the 1.25 Lien Noteholders, as amended.
“First Lien Credit Agreement” means the first lien term loan credit agreement between the Seller and The Bank of Nova Scotia, as administrative agent, and other lenders.
“First Lien Notes” means the notes under the First Lien Credit Agreement.
“Forward Purchase Contract” means the Forward Purchase Contract, dated January 24, 2018, by and between the Company and sponsor, pursuant to which sponsor purchased 3,125,000 shares of Common Stock and 2,500,000 forward purchase warrants exercisable at $11.50 per share, for gross proceeds of $25 million concurrently with the consummation of the Recapitalization Transaction.
“forward purchase warrants” means the warrants to purchase one share of Common Stock at a price of $11.50 per share issued to the sponsor upon consummation of the Recapitalization Transaction pursuant to the Forward Purchase Contract.
“founder shares” means shares of Class B common stock, par value $0.0001 per share, of the Company initially purchased by sponsor which were redeemed or converted into shares of Common Stock upon the consummation of the Recapitalization Transaction.
“GAAP” means generally accepted accounting principles in the United States.
“Highbridge” means Highbridge Capital Management, LLC.
“HRD” means Hycroft Resources & Development, LLC, a Delaware limited liability company and an indirect, wholly-owned subsidiary of the Seller.
“Hycroft,” “Company,” “HYMC,” “we,” “our,” or “us,” means Hycroft Mining Holding Corporation, a Delaware corporation and its subsidiaries.
“Hycroft Mine” means the Hycroft Open Pit Mine, located in Winnemucca, Nevada that historically operated as an open-pit oxide mining and heap leach processing operation.
“Incentive Plan” means the HYMC 2020 Performance and Incentive Pay Plan.

“initial stockholders” means holders of founder shares prior to the IPO.
“Initial Subscribers” means investment funds affiliated with or managed by Mudrick Capital, Whitebox, Highbridge, Aristeia and Wolverine (together with any permitted assigns under the Subscription/Backstop Agreements).
“IPO” means the Company’s initial public offering, consummated on February 12, 2018, through the sale of 20,800,000 public units (including 800,000 units sold pursuant to the underwriters’ partial exercise of their overallotment option) at $10.00 per unit.
“Lender” means Sprott Private Resource Lending II (Collector), LP.
“Modernization Rules” means the Modernization of Property Disclosures for Mining Registrants as promulgated by the SEC and set forth in subpart 1300 of Regulation S-K.
“Mudrick Capital” means Mudrick Capital Management, L.P., a Delaware limited partnership, an affiliate of sponsor.
“Mudrick Warrants” means the private placement warrants, forward purchase warrants, PIPE warrants and October 2022 warrants issued to entities managed by Mudrick Capital and for which Mudrick Capital reports beneficial ownership.
“NASDAQ” means the National Association of Securities Dealers Automated Quotations Capital Market.
“October 2020 warrants” means the warrants issued as part of the Company’s October 6, 2020 registered public offering of an aggregate of 9,583,834 units, which warrants are exercisable for $10.50 per share.
“Parent Sponsor Letter Agreement” means that certain letter agreement, dated as of January 13, 2020, by and between the Company and sponsor, as amended from time to time.
“PIPE warrants” means the warrants to purchase one share of Common Stock at a price of $11.50 per share issued to the Initial Subscribers in the private investment.
“private investment” means the equity financing through a private placement of equity securities in the Company pursuant to Section 4(a)(2) of the Securities Act, for gross proceeds to the Company in an aggregate amount of approximately $76.0 million funded in accordance with the terms of the Subscription/Backstop Agreements.
“private placement warrants” means the warrants issued to sponsor and Cantor in a private placement simultaneously with the closing of the IPO.
“public shares” means shares of Common Stock sold as part of the units in the IPO.
“public units” means one share of Common Stock and one redeemable public warrant of the Company, whereby each public warrant entitles the holder thereof to purchase one share of Common Stock at an exercise price of $11.50 per share of Common Stock, sold in the IPO.
“public warrants” means the warrants included in the units issued in the IPO, where one warrant entitles the holder thereof to purchase one share of Common Stock at an exercise price of $11.50 per share of Common Stock in accordance with the terms of the Warrant Agreement.
“Purchase Agreement” means that certain Purchase Agreement, dated January 13, 2020, as amended on February 26, 2020, by and among the Company, Acquisition Sub and the Seller.
“Recapitalization Transaction” means the transactions contemplated by the Purchase Agreement, the Exchange Agreement and the Second Lien Conversion Agreement consummated on May 29, 2020.
“representatives” means a Person’s officers, directors, employees, accountants, consultants, agents, legal counsel, and other representatives.
“restricted stockholders” means, collectively, sponsor, Cantor, certain directors and officers of the Company (as set forth in the Amended and Restated Registration Rights Agreement), the 1.5 Lien

Noteholders, certain stockholders of the Seller that receive Common Stock in the Recapitalization Transaction, the Initial Subscribers pursuant to the private investment, and Lender.
“SEC” means the United States Securities and Exchange Commission.
“Second Amended and Restated Charter” means the Second Amended and Restated Certificate of Incorporation filed with the Delaware Secretary of State on May 29, 2020.
“Second Lien Conversion Agreement” means that certain note conversion and consent agreement by and among Seller and the Second Lien Noteholders, dated January 13, 2020.
“Second Lien Notes” means the notes issued pursuant to (a) that certain Note Purchase Agreement, dated as of October 22, 2015, by and among the Seller, certain of its affiliates and the purchasers named therein and (b) that certain Note Purchase Agreement, dated as of December 2, 2015, by and among Seller, certain of the Seller’s subsidiaries and the purchasers named therein, in each case, entered into pursuant to the 15% Senior Secured Convertible Notes Due 2020 Indenture, dated as of October 22, 2015, by and among Seller, the guarantors (as defined therein) and Wilmington Trust, National Association, as trustee and collateral agent as of January 6, 2016 and March 24, 2016.
“Second Lien Noteholders” means certain funds affiliated with Mudrick Capital, Whitebox, Highbridge, Aristeia and Wolverine and two additional noteholders.
“Securities Act” means the Securities Act of 1933, as amended.
“Seller” means Hycroft Mining Corporation, a Delaware corporation.
“Seller common stock” means Seller’s common stock, par value $0.001 per share.
“sponsor” means Mudrick Capital Acquisition Holdings LLC, a Delaware limited liability company, which is 100% owned by investment funds and separate accounts managed by Mudrick Capital.
“Sprott Credit Agreement” means that certain amended and restated credit agreement, dated as of May 29, 2020, between Hycroft Mining Holding Corporation, as borrower, MUDS Acquisition Sub, Inc., MUDS Holdco, Inc., Hycroft Resources & Development, LLC, a Delaware limited liability company, and Allied VGH LLC, a Delaware limited liability company, as guarantors, Sprott Private Resource Lending II (Collector), LP, as lender, and Sprott Resource Lending Corp., as arranger, as amended from time to time.
“Sprott Royalty Agreement” means that certain royalty agreement between the Company, Hycroft Resources & Development, LLC, a Delaware limited liability company and Sprott Private Resource Lending II (Co), Inc.
“Subordinated Notes” means the 10% payment-in-kind subordinated notes of the Seller issued pursuant to the 1.25 Lien Exchange Agreement.
“Subscription/Backstop Agreements” means those certain Subscription/Backstop Agreements, dated as of January 13, 2020, by and among the Company and the Initial Subscribers, as amended on May 28, 2020.
“Treasury Regulation” means the regulations promulgated by the U.S. Department of the Treasury pursuant to and in respect of provisions of the U.S. Tax Code.
“trust account” means the trust account of the Company that held the proceeds from the IPO.
“U.S. Holder” means a beneficial owner of the Company’s securities who or that is, for U.S. federal income tax purposes, (i) an individual who is a citizen or resident of the United States, (ii) a corporation (or other entity taxable as a corporation for U.S. federal income tax purposes) organized in or under the laws of the United States, any state thereof of the District of Columbia, (iii) an estate the income of which is subject to U.S. federal income tax regardless of its source, or (iv) a trust, if (a) a court within the United States is able to exercise primary supervision over the administration of the trust or one or more U.S. persons (as defined in the U.S. Tax Code) have authority to control all substantial decisions of the trust or (b) it has a valid election in effect under Treasury Regulations to be treated as a U.S. person.
“U.S. Tax Code” means the Internal Revenue Code of 1986, as amended.

“Warrant Agreement” means the Warrant Agreement, dated February 7, 2018, by and between Mudrick Capital Acquisition Corporation and Continental Stock Transfer & Trust Company, LLC.
“Whitebox” means Whitebox Advisors, LLC.
“Wolverine” means Wolverine Asset Management, LLC.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
The following table sets forth certain information regarding beneficial ownership of our Common Stock, as of April 12, 2022, by (i) each person known by us to be the beneficial owner of more than 5% of our outstanding Common Stock, (ii) each of our NEOs and directors and (iii) all of our executive officers and directors, as a group.
The number of shares of Common Stock beneficially owned by each entity, person, director or executive officer is determined in accordance with the rules of the SEC, and the information is not necessarily indicative of beneficial ownership for any other purpose. The percentage ownership of our Common Stock in the “Percentage of Beneficial Ownership” column in the table is based on 197,029,741 shares of our Common Stock issued and outstanding as of April 12, 2022. Under such rules, beneficial ownership generally includes any shares of Common Stock over which the individual has sole or shared voting power or investment power as well as any shares of Common Stock that the individual has the right to acquire within 60 days of April 12, 2022, through the exercise of Warrants or other rights. Unless otherwise indicated in the footnotes to this table, the Company believes each of the stockholders named in this table has sole voting and investment power with respect to the shares of Common Stock indicated as beneficially owned.
Name and Address of Beneficial Owner	Shares Beneficially Owned	Percentage of Beneficial Ownership
5% or Greater Stockholders
Mudrick Capital Management, L.P. and affiliated entities(1)	37,703,375	17.9%
American Multi-Cinema, Inc.(2)	46,816,480	21.2%
2176423 Ontario Ltd.(3)	23,408,240	11.9%
Named Executive Officers and Directors(4)
Diane R. Garrett, Ph.D.(5)	163,061	*
Stanton K. Rideout(6)	108,683	*
John Henris	0	*
Jeffrey Stieber	0	*
Sean Goodman(7)	0	*
Michael Harrison(8)	42,352	*
Stephen Lang(9)	29,280	*
David Naccarati(10)	29,280	*
Thomas Weng(11)	34,852	*
Marni Wieshofer(12)	34,852	*
All executive officers and directors as a group (8 individuals)(13)	442,360	*

*
Represents less than 1% of the outstanding shares of Common Stock.

(1)
Based on a Schedule 13D filed with the SEC on March 15, 2022 and other information provided to the Company. This includes 13,308,529 shares of Hycroft common stock underlying warrants held by the Mudrick Funds (as defined below). Mudrick Capital Management, L.P. is the investment manager of Mudrick Distressed Opportunity Drawdown Fund, L.P., Mudrick Distressed Opportunity Fund Global L.P., Mudrick Distressed Opportunity Drawdown Fund II, L.P., Mudrick Distressed Opportunity Drawdown Fund II SC, L.P. and certain other separately managed accounts managed by Mudrick Capital Management, L.P. (collectively, the “Mudrick Funds”) and holds voting and dispositive power over the shares of Hycroft common stock held by the Mudrick Funds. Mudrick Capital Management, LLC is the general partner of Mudrick Capital Management, L.P., and Jason Mudrick is the sole member of Mudrick Capital Management, LLC. As such, Mudrick Capital Management, L.P., Mudrick Capital Management, LLC and Jason Mudrick may be deemed to have beneficial ownership of the shares of Hycroft common stock held by the Mudrick Funds. Each such entity or person disclaims any beneficial ownership of the reported shares other than to the extent of any pecuniary interest they may have therein, directly or indirectly. The business address of such holders is 527 Madison Avenue, 6th Floor, New York, New York 10022.

(2)
Based on a Schedule 13D/A filed March 30, 2022, this includes 23,408,240 shares of Common Stock and 23,408,240 shares of Common Stock issuable upon the exercise of outstanding warrants directly held by American Multi-Cinema, Inc., a wholly-owned subsidiary of AMC Entertainment Holdings, Inc. The business address of American Multi-Cinema, Inc. and AMC Entertainment Holdings, Inc. is One AMC Way, 11500 Ash Street, Leawood, Kansas 66211.
(3)
Based on a Schedule 13D/A filed March 28, 2022, this includes 23,408,240 shares of Common Stock and 23,408,240 shares of Common Stock issuable upon exercise of a warrant held by 2176423 Ontario Ltd (“2176423 Ontario”), Eric Sprott controls 2176423 Ontario and has the power to direct the voting and disposition of Common Stock held by the entity through his ownership interests in 2176423 Ontario. The foregoing figure for beneficial ownership excludes 23,408,240 shares of Common Stock underlying warrants held by 2176423 Ontario that are not presently exercisable due to the effect of a beneficial ownership limitation blocker. The business address 2176423 Ontario and Eric Sprott is 200 Bay Street, Suite 2600, Royal Bank Plaza, South Tower, Toronto, Ontario M5J 2J1.

(4)
The business address of each of the listed individuals is 4300 Water Canyon Road, Unit 1, Winnemucca, Nevada 89445.

(5)
Includes (i) 8,000 shares of Common Stock owned by Ms. Garrett’s spouse’s IRA and (ii) 11,539 shares of Common Stock to be converted from Restricted Stock Units on May 27, 2022.

(6)
Includes 6,306 shares of Common Stock to be converted from Restricted Stock Units on May 27, 2022.

(7)
Sean Goodman is an executive officer of AMC Entertainment Holdings, Inc. and an officer and director of its wholly-owned subsidiary American Multi-Cinema, Inc. Mr. Goodman disclaims any beneficial ownership of the shares of our Common Stock and shares of Common Stock issuable upon the exercise of outstanding New Warrants beneficially owned by AMC Entertainment Holdings, Inc.

(8)
Michael Harrison has an indirect pecuniary interest in shares of our Common Stock beneficially owned by Sprott Private Resource Streaming and Royalty (Collector), LP and Sprott Private Resource Lending II (Collector), LP as chief executive officer of Sprott Resource Streaming and Royalty Corp. and/or through his fiduciary role as a Managing Partner of Sprott Private Resource Streaming and Royalty (Collector) LP. Mr. Harrison disclaims any beneficial ownership of the shares of our Common Stock beneficially owned by Sprott Private Resource Streaming and Royalty (Collector), LP. and Sprott Private Resource Lending II (Collector), LP.

(9)
Includes 14,640 shares of Common Stock to be converted from Restricted Stock Units on May 24, 2022. Mr. Lang has elected to defer conversion of the 33,784 Restricted Stock Units awarded to him on May 24, 2021, to the extent they vest, until the date of his separation from service as a Board member.

(10)
Includes 14,640 shares of Common Stock to be converted from Restricted Stock Units on May 24, 2022.

(11)
Includes 10,135 shares of Common Stock to be converted from Restricted Stock Units on May 24, 2022. Mr. Weng has elected to defer conversion of the 20,270 Restricted Stock Units granted to him on May 24, 2021 and 6,730 of the Restricted Stock Units awarded to him on December 4, 2020, to the extent they vest, until the date of his separation from service as a Board member.

(12)
Includes 10,135 shares of Common Stock to be converted from Restricted Stock Units on May 24, 2022.

(13)
Number does not include shares owned by Mr. Stieber who left the Company during 2021 or Mr. Henris who retired from the Company in 2021.

We are not aware of any arrangements that may result in “changes in control” as that term is defined by the provisions of Item 403 of Regulation S-K.

DELINQUENT SECTION 16(a) REPORTS
Section 16(a) of the Securities Exchange Act of 1934 and SEC rules require our directors, executive officers and persons who own more than 10% of any class of our Common Stock to file reports of their ownership and changes in ownership of our Common Stock with the SEC. Based solely on our review of the reports filed during the fiscal year 2021, and on written representations from such reporting persons, we determined that no director, executive officer or beneficial owner of more than 10% of any class of our Common Stock failed to file any report as required under Section 16(a) on a timely basis during fiscal year 2021.

REPORT OF THE AUDIT COMMITTEE
This report of the Audit Committee is required by the SEC and, in accordance with the SEC’s rules, will not be deemed to be part of or incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act or the Exchange Act except to the extent that the Company specifically incorporates this information by reference, and will not otherwise be deemed “soliciting material” or “filed” under either the Securities Act or the Exchange Act.
The principal purpose of the Audit Committee is to oversee the Company’s accounting and financial reporting process and the audit of the Company’s financial statements. The Audit Committee assists the Board in its oversight of (i) the integrity of our accounting and financial reporting processes and the audits of our financial statements; (ii) our system of disclosure controls and internal controls over financial reporting; (iii) our compliance with legal and regulatory requirements; (iv) the qualifications and independence of our independent auditor; (v) the performance of our independent auditor; and (vi) the business practices and ethical standards of the Company. The Audit Committee is responsible for the appointment, compensation, retention and oversight of work of the Company’s independent auditor. The Audit Committee’s function is more fully described in its charter.
Our management is responsible for the preparation, presentation and integrity of our financial statements, for the appropriateness of the accounting principles and reporting policies that we use and for establishing and maintaining adequate internal control over financial reporting. Plante & Moran, PLLC, our independent registered public accounting firm for the year ended December 31, 2021, was responsible for performing an independent audit of our financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2021, and expressing an opinion on the conformity of those financial statements with generally accepted accounting principles.
The Audit Committee has reviewed and discussed with management our audited financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2021.
The Audit Committee has also reviewed and discussed with Plante & Moran, PLLC the audited financial statements in our Annual Report on Form 10-K, as amended for the year ended December 31, 2021. In addition, the Audit Committee discussed with Plante & Moran, PLLC those matters required to be discussed under applicable standards of the Public Company Accounting Oversight Board (the “PCAOB”). Additionally, Plante & Moran, PLLC provided to the Audit Committee the written disclosures and the letter required by applicable requirements of the PCAOB regarding Plante & Moran, PLLC’s communications with the Audit Committee concerning independence. The Audit Committee also discussed with Plante & Moran, PLLC its independence from the Company.
Based upon the review and discussions described above, the Audit Committee recommended to the Board that the audited financial statements be included in the Annual Report on Form 10-K for the year ended December 31, 2021 for filing with the SEC.
THE AUDIT COMMITTEE
MARNI WIESHOFER (Chair)
David Naccarati
Thomas Weng

INDEPENDENT REGISTERED PUBLIC ACCOUNTANT FEES
	For the Years Ended December 31,
	2021	2020 (Including Services Provided to Seller Prior to the Recapitalization Transaction
Audit Fees	$380,500	$259,275
Audit-Related Fees	0	0
Tax Fees	0	0
All Other Fees	60,000	151,904
Principal Accounting Fees and Services of Plante & Moran, PLLC to the Company and Seller
Audit Fees.   Audit fees consist of fees billed for professional services rendered for the audit of our year-end financial statements and services that are normally provided by Plante & Moran, PLLC in connection with regulatory filings. The aggregate fees billed by Plante & Moran, PLLC for professional services rendered for (i) the audit of our annual financial statements, review of the financial information included in our Quarterly Reports on Form 10-Q for the respective periods and other required filings with the SEC for the year ended December 31, 2020 and (ii) the audit of our annual financial statements for the year ended December 31, 2021, review of the financial information included in our Quarterly Reports on Form 10-Q for the respective periods, and review of financial information included in our Form 10-K/A for the year ended December 31, 2020, totaled $239,775 and audit fees, as well as attendance at audit committee meetings. The aggregate fees billed by Plante & Moran, PLLC for professional services rendered for the audit of our annual financial statements of the Company’s 401(k) plan totaled $19,500 and $20,000 for the years ended December 31, 2020 and December 31, 2021.
Audit-Related Fees.   Audit-related services consist of fees billed for assurance and related services that are reasonably related to performance of the audit or review of our financial statements and are not reported under “Audit Fees.” These services include attest services that are not required by statute or regulation and consultations concerning financial accounting and reporting standards. We did not pay Plante & Moran, PLLC for consultations concerning financial accounting and reporting standards during the years ended December 31, 2021 or December 31, 2020.
Tax Fees.   We did not pay Plante & Moran, PLLC for tax planning and tax advice for the years ended December 31, 2021 or December 31, 2020.
All Other Fees.   All other fees consist of fees billed for professional services rendered in association with our securities filings for both of the years ended December 31, 2020 and December 31, 2021.
Pre-Approval Policy
Our Audit Committee charter, adopted in June 2020, requires the Audit Committee to pre-approve any non-audit service provided to us by Plante & Moran, PLLC or any other registered public accounting firm. Because the current Audit Committee charter was not in place in 2019, none of the Plante & Moran, PLLC non-audit fees were pre-approved by Hycroft Mining Corporation. After the June 2020 adoption of our Audit Committee charter, the Audit Committee pre-approved all of Plante & Moran, PLLC’s non-audit fees.

PROPOSAL NO. 2  —  RATIFICATION OF APPOINTMENT OF INDEPENDENT
REGISTERED PUBLIC ACCOUNTING FIRM
We are asking the stockholders to ratify the Audit Committee’s selection of Plante & Moran, PLLC as our independent registered public accounting firm for the fiscal year ending December 31, 2022. The Audit Committee is directly responsible for appointing the Company’s independent registered public accounting firm. The Audit Committee is not bound by the outcome of this vote. However, if the stockholders do not ratify the selection of Plante & Moran, PLLC as our independent registered public accounting firm for the fiscal year ending December 31, 2022, our Audit Committee may reconsider the selection of Plante & Moran, PLLC as our independent registered public accounting firm.
Background
On May 29, 2020, Hycroft Mining Holding Corporation, formerly known as Mudrick Capital Acquisition Corporation (the “Company” or “HYMC” or, prior to the business combination as described below, “MUDS”), consummated the transactions contemplated by the Purchase Agreement, dated as of January 13, 2020, by and among the Company, Acquisition Sub and Seller, as amended by that certain Amendment to Purchase Agreement, dated as of February 26, 2020 (the “Purchase Agreement”). Pursuant to the Purchase Agreement, Acquisition Sub acquired all of the issued and outstanding equity interests of the direct subsidiaries of Seller and substantially all of the other assets and assumed substantially all of the liabilities of Seller. In connection with the completion of the business combination transactions contemplated by the Purchase Agreement, the Company changed its name from Mudrick Capital Acquisition Corporation to Hycroft Mining Holding Corporation.
WithumSmith + Brown, PC (“Withum”) had served as MUDS’ independent registered public accounting firm and had audited MUDS’ financial statements for each of the years ending December 31, 2018 and December 31, 2019. On July 8, 2020, the Company’s audit committee approved the dismissal of Withum as the Company’s independent registered public accounting firm. The reports of Withum on the financial statements as of and for the years ended December 31, 2019 and 2018 of the Company did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainties, audit scope or accounting principles, except that Withum’s report for the fiscal years ended December 31, 2019 and 2018 included an explanatory paragraph indicating that the date for mandatory liquidation and subsequent dissolution raised a substantial doubt about the ability of the Company to continue as a going concern.
During the years ended December 31, 2019 and 2018 and the subsequent interim period through July 8, 2020, there were no disagreements (as defined in Item 304(a)(1)(iv) of Regulation S-K) between the Company and Withum on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Withum, would have caused it to make reference to the subject matter of the disagreements in its report on the Company’s financial statements for such years. During the years ended December 31, 2019 and 2018 and the subsequent interim period through July 8, 2020, there were no “reportable events” (as defined in Item 304(a)(1)(v) of Regulation S-K). The Company provided Withum with a copy of the foregoing disclosures and requested that Withum furnish it with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the statements made by the Company set forth above. A copy of Withum’s letter has been filed by the Company with the SEC on an Amended Current Report on Form 8-K/A filed with the SEC on July 16, 2020.
On July 8, 2020 and December 1, 2020, the Audit Committee approved the engagement of Plante & Moran, PLLC as the Company’s independent registered public accounting firm for the fiscal years ending December 31, 2020 and December 31, 2021, respectively. Plante & Moran, PLLC was the independent registered public accounting firm for Seller prior to the acquisition of substantially all of its assets by the Company in the May 29, 2020 business combination discussed above. In that business combination, Seller was treated for accounting purposes as the acquiror in the transaction and the financial statements of Seller became the financial statements of the Company. During the years ended December 31, 2019 and 2018 and the subsequent period through July 8, 2020, neither the Company nor anyone on the Company’s behalf consulted with Plante & Moran, PLLC regarding the application of accounting principles to a specified transaction (either completed or proposed), the type of audit opinion that might be rendered on our financial statements, or any matter that was either the subject of a “disagreement,” as defined in Item 304(a)(1)(iv) of Regulation S-K, or a “reportable event,” as defined in Item 304(a)(1)(v) of Regulation S-K.
A representative of Plante & Moran, PLLC is currently expected to be present at the Annual Meeting and will have an opportunity to make a statement if he or she desires to do so and will be available to answer appropriate questions from stockholders.
Vote Required
The ratification of the appointment of Plante & Moran, PLLC requires the affirmative vote of the majority of the votes cast by the stockholders present in person (virtually) or represented by proxy and entitled to vote on the matter at the Annual Meeting. Abstentions will have no effect on this proposal, assuming that a quorum is present. Brokers have discretion to vote any uninstructed shares of Common Stock over the ratification of appointment of independent public registered accounting firms.
PROPOSAL NO. 2 — RECOMMENDATION OF THE BOARD OF DIRECTORS
Our Board of Directors recommends a vote “FOR” the ratification of the selection by the Audit Committee of Plante & Moran, PLLC as our independent registered public accounting firm for the year ended December 31, 2022.

PROPOSAL NO. 3 — APPROVE AN AMENDMENT TO THE
HYMC 2020 PERFORMANCE AND INCENTIVE PAY PLAN TO INCREASE THE NUMBER OF SHARES AUTHORIZED FOR ISSUANCE BY 12.0 MILLION SHARES
We are asking the stockholders to approve an amendment to the HYMC 2020 Performance and Incentive Pay Plan (the “Incentive Plan”) to increase the number of shares of common stock authorized for issuance under the Incentive Plan by 12.0 million shares. Other than an increase in the number of shares authorized for issuance under the Incentive Plan, there are no other changes proposed to the Incentive Plan.
The purpose of the Incentive Plan is to promote our success and enhance our value of our by linking the personal interests of employees, directors, and consultants to those of our stockholders and by providing these individuals with an incentive to work to generate superior returns to our stockholders. The Incentive Plan is also intended to provide us with flexibility in creating competitive plans to motivate, attract, and retain the services of employees, directors, and consultants upon whose judgment, interest, and special effort our success is largely dependent.
We believe that our interests and those of the stockholders will be advanced if we can continue to offer our employees, notably at the senior management level, consultants, and directors the opportunity to acquire or increase their proprietary interests in us. We have determined that the number of shares available for issuance under the Incentive Plan should be increased by 12.0 million shares, or roughly 6% of our issued and outstanding shares of Common Stock, so that we may continue our compensation structure and strategy and succession planning process.
Background
On April 18, 2022, the Board unanimously approved the amendment to the Incentive Plan, subject to approval by the stockholders, to increase the number of shares of Common Stock authorized for issuance under the Incentive Plan by 12.0 million shares. The Board has directed the Company to submit this proposal to the stockholders for approval at the Annual Meeting. The Board believes the interests of the Company and its stockholders will be advanced if we continue to offer our employees, including senior management, and non-employee directors the opportunity to acquire or increase their economic interests in the Company. The Board concluded that the Company’s ability to attract, retain, and motivate top quality management is material to the Company’s success and would be enhanced by our continued ability to grant equity compensation under the Incentive Plan. Accordingly, the Board has determined that the number of shares available for issuance under the Incentive Plan should be increased so that we may continue our compensation structure and strategy.
When we adopted the Incentive Plan in connection with the Recapitalization Transaction, we allocated a total of 5% of our issued and outstanding shares, equal to 2,508,002 shares of Common Stock, to the Incentive Plan. Under the Incentive Plan, stock awards are outstanding for substantially all of the authorized shares. As a result, the total number of shares not reserved and available for issuance under the Incentive Plan as of March 31, 2022 was 603,007 shares. If the 12.0 million share increase that is the subject of this Proposal 3 is approved by stockholders at the Annual Meeting, the total number of shares available for future stock awards under the Incentive Plan will be 12,603,007 shares. We are seeking stockholder approval of the amendment to the Incentive Plan in order to comply with the rules of The NASDAQ Stock Market.
Overview
In Proposal No. 3, we are requesting that stockholders approve and adopt an amendment to increase the number of shares of Common Stock authorized for issuance under the Incentive Plan by 12.0 million shares, or approximately 6% of the issued and outstanding shares. Upon its adoption in connection with the Recapitalization Transaction, a number of shares equal to 5% of the issued and outstanding shares of Common Stock immediately following the business combination (after giving effect to the redemptions) was reserved for issuance under the Incentive Plan. The Incentive Plan was approved by the stockholders of the Company on May 29, 2020. The Incentive Plan is described in more detail below. A copy of the Incentive Plan is attached to this proxy statement as Annex A.

Determination to Approve the Increase in Shares Authorized for Issuance under the Incentive Plan
In determining to approve the amendment to the Incentive Plan to increase the number of shares of Common Stock authorized for issuance under the Incentive Plan, the Compensation Committee and our Board considered, among other things the following:
•
Anticipated needs for additional shares for purposes of incentive compensation, considering the estimates for the Company’s needs over the next approximately five to seven years;

•
The relative number of increased shares authorized compared to the number of issued and outstanding shares of Common Stock on the date hereof and potential increases in the number of shares of Common Stock to be issued and outstanding in the future;

•
Expected employee participation and eligibility levels projected over this timeline;

•
Development of our business and employee compensation; and

•
Impact of possible mergers, acquisitions and divestitures on future participation.

Overhang and Burn Rate
We believe in effectively managing our equity compensation programs while minimizing stockholder dilution. For this reason, our Board and Compensation Committee considers both the our “overhang” and “burn rate” in evaluating the impact of grants under our long-term incentive plans on our stockholders.
Overhang
Overhang is generally calculated as the sum of all equity awards outstanding plus shares available for future grants under a plan, divided by the sum of (i) common shares outstanding, (i) all equity awards outstanding, and (iii) shares available for future grant under a plan. The following table provides certain information with respect to the Company’s projected overhang as of March 31, 2022 assuming approval of the proposed increase in authorized shares:
Share Awards Outstanding	1,152,272
Shares Available to Grant following Approval of Increased Authorization	12,000,000
Shares of Common Stock Outstanding	196,803,459
Overhang (Outstanding plus Available to Grant	6.27%
Overhang (Available to Grant only)	5.72%
Burn Rate
Burn rate is calculated as the number of shares granted divided by the weighted average number of shares outstanding, and generally demonstrates the dilutive impact of our equity award program. The table below provides a summary of our burn rate for each of the last two years, as well as the two-year average covering each year in which we were a public company.
	2020	2021
Share Awards Granted	517,234	1,171,869
Impact of Fluctuations in Common Stock Price(1)		1,632,136
Weighted Average Common Stock Outstanding	34,833,213	60,101,499
Burn Rate	1.48%	4.67%
Average Burn Rate		3.08%

(1)
Amounts include liability-based awards for which the number of units awarded is not determined until the vesting date. The number of liability-based award units included in this amount are estimated using the fair market value of the Common Stock at the end of each year.

The historical burn rate described above may not be indicative of what the actual amounts will be in the future.

The HYMC 2020 Performance and Incentive Pay Plan
The purposes of the Incentive Plan are to (i) promote the interests of the Company, its affiliates and its stockholders by using stock-based and cash-based incentives to attract, retain and motivate its management of other persons, including officers, directors, key employees and consultants; (ii) reward such persons’ contributions to the performance of the Company; and (iii) to align their interests with the interests of the Company’s stockholders.
Principal Provisions of the Performance and Incentive Pay Plan
The following summary of the Incentive Plan is not a complete description of the Incentive Plan and is qualified in its entirety by references to the full text of the Incentive Plan, copy of which is attached to this joint proxy statement/prospectus as Annex A.
Term of Incentive Plan.   The Incentive Plan will terminate ten years after its effective date, unless terminated earlier by the Board.
Shares Subject to Incentive Plan.   The total number of shares of Common Stock available for all grants under the Incentive Plan is 2,508,002 shares, which was equal to 5% of the issued and outstanding shares of our Common Stock immediately following the Recapitalization Transaction, and if the proposed amendment to the Incentive Plan is approved by the stockholders at the Annual Meeting, the total number of shares of Common Stock available under the Incentive Plan will be 12,603,007 shares.
Administration.   The Compensation Committee administers the Incentive Plan. The Compensation Committee and has the exclusive authority, subject to the terms of the Incentive Plan, to (i) interpret the terms of the Incentive Plan and any award agreement; (ii) select participants; and (iii) establish the terms and conditions of awards.
Eligibility.   Participants in the Incentive Plan consist of the officers, other key employees, non-employee directors, consultants and advisors of the Company and its subsidiaries and affiliated entities. As of March 31, 2022, the Company had a total of 91 officers, directors, employees and consultants eligible to receive awards under the Incentive Plan. The Compensation Committee, in its discretion, will determine and recommend to the full Board for approval and ratification, the number of shares to be awarded to officers and employees and the specific awards to executive officers, and the time or times when such awards are granted. A “subsidiary” is generally defined as any corporation or entity, other than the Company, in an unbroken chain of corporations or other entities beginning with the Company if each of the corporations, or other entities other than the last corporation or entity in the unbroken chain, owns 50% or more of the voting stock in one of the other corporations in such chain. An “affiliated entity” means any corporation or other entity controlled by the Company and designated by the Compensation Committee as such.
Limitations.   The Incentive Plan provides that the maximum number of shares of Common Stock that may be granted during any calendar year subject to restricted stock or restricted stock unit (“RSU”) awards to any one participant is 1,000,000. In addition, the maximum number of shares that may be issued through stock options (including incentive stock options) or stock appreciation rights during any calendar year to any one participant is 1,000,000. Further, the maximum number of shares that may be issued through awards of performance shares and performance units in any calendar year to any one participant is 1,000,000. The maximum number of shares that may be issued through other stock-based awards in any calendar year to one participant is 250,000. The aggregate maximum amount of any cash-based awards granted in any one calendar year to any one participant is not in excess of $5,000,000.
The maximum number of shares of Common Stock that may be granted to non-employee directors shall be limited to an amount equal to 1,000,000 divided by the Fair Market Value (as such term is defined in the Incentive Plan) of a share of Common Stock on the applicable date of grant. In addition, the maximum aggregate number of shares of Common Stock that may be issued to insiders (such as the Chief Executive Officer, the Chief Financial Officer and Chief Operating Officer, non-employee directors or significant stockholders), whether under the Incentive Plan or any other arrangement, may not exceed 10% of the total number of shares of Common Stock outstanding.

Terms and Conditions of Options.   Each option will be evidenced by an award agreement. The Compensation Committee determines the exercise price of an option at the time it is granted, but that exercise price must equal at least 100% of the fair market value of Common Stock at the time the option is granted. “Fair market value” is generally based on the opening, closing, actual, high, low or average selling price of a share of Common Stock reported on any established stock exchange or national market system including, without limitation, the New York Stock Exchange and NASDAQ on the applicable date, the preceding trading day, the next succeeding trading day, or an average of trading days as determined by the Compensation Committee in its discretion. Notwithstanding the foregoing, if the Common Stock is not traded on an established exchange or national market system, the “Fair Market Value” means as applied to a specific date, the price of a share of Common Stock that is based on the opening, closing, actual, high, low or average selling prices of a share of Common Stock reported on any established stock exchange or national market system including without limitation the New York Stock Exchange and the National Market System of the NASDAQ on the applicable date, the preceding trading day, the next succeeding trading day, or an average of trading days, as determined by the Compensation Committee in its discretion. Unless the Compensation Committee determines otherwise or unless otherwise specified in an award agreement, Fair Market Value shall be deemed to be equal to the closing price of a share of Common Stock on the most recent date on which shares of Common Stock were publicly traded. Notwithstanding the foregoing, if the Common Stock is not traded on any established stock exchange or national market system, the Fair Market Value means the price of a share Common Stock as established by the Compensation Committee acting in good faith based on a reasonable valuation method that is consistent with the requirements of Section 409A of the Internal Revenue Code and the regulations thereunder.
Exercise of Options.   An option vests and becomes exercisable according to the terms specified in the award agreement that covers the option. The Compensation Committee may establish performance measures that must be satisfied as a condition to the grant of an option or to the exercisability of all or a portion of an option. Whether and under what circumstances an option may be exercised after the participant’s death, retirement, disability or other termination of employment are specified in the award agreement. The award agreement also specifies the means of payment that will be permitted. Among the forms of payment that may be permitted under the Incentive Plan are cash, surrender of shares the optionee holds, by requesting that the Company withhold shares otherwise issuable upon exercise of the option, in cash by a broker-dealer acceptable to the Company to whom the optionee has submitted an irrevocable notice of exercise or any combination of the foregoing.
Stock Appreciation Rights.   A stock appreciation right (“SAR”) gives the participant the right to receive the appreciated value in the Common Stock when the SAR vests and the participant exercises it. The exercised SAR will generally be settled in Common Stock, but the award agreement may permit the participant to choose to receive cash instead. The Compensation Committee may also elect to settle the SAR in cash. A SAR may be a freestanding SAR or a tandem SAR. A freestanding SAR is granted by itself. In contrast, a tandem SAR is granted in tandem with an option award.
Restricted Stock and Restricted Stock Units.   The Compensation Committee may grant awards of restricted stock and RSUs under the Incentive Plan. The number of shares of Common Stock, subject to a restricted stock award, the number of share equivalent units subject to an RSU award and the performance measures (if any) and restriction period applicable to a restricted stock award or RSUs will be determined by the Compensation Committee. The award agreement covering a restricted stock award or RSUs will generally provide for: (i) a requirement that participants pay a stipulated purchase price for each share of restricted stock or RSU; (ii) restrictions based on achievement of specific performance goals; (iii) time-based restrictions on vesting; (iv) holding requirements; and/or (v) sale restrictions. Unless otherwise set forth in an award agreement, the holder of a restricted stock award will generally have all rights as a stockholder of the Company, including voting rights and the right to receive dividends. Participants awarded RSUs may in the discretion of the Compensation Committee receive dividend equivalent units that are subject to terms and conditions set by the Compensation Committee.
Performance Shares and Performance Units.   The Compensation Committee may grant performance shares and performance units under the Incentive Plan. The number of performance shares or performance units subject to such awards will be determined by the Compensation Committee. The agreement relating to an award of performance shares or performance units will generally provide for the vesting of such awards if specified performance measures are met during the specified performance period. The award agreement will also specify whether such awards maybe settled in shares of Common Stock, cash, or a combination of both and may specify whether the holder will be entitled to dividend equivalents at the time of payout of a performance share or performance unit award.
Other Stock-Based Awards.   The Compensation Committee may grant other equity-based or equity-related awards, including unrestricted shares of Common Stock that upon grant may be fully vested and non-forfeitable.
Cash-Based Incentive Awards.   The Compensation Committee may grant cash awards subject to the attainment of specified objective performance goals set forth in an award agreement.
Employment or Service Termination.   All of the terms relating to the vesting, exercise, cancellation or other disposition of awards granted under the Incentive Plan upon the holder’s termination of employment or separation from service to the Company, whether because of disability, retirement, death, or other termination will generally be determined by the Compensation Committee. The determination will generally be made at the time of grant the award and will specified in the applicable award agreement.
Transferability of Plan Awards.   Unless otherwise specified in an award agreement, no award will be transferable other than by will or the laws of descent and distribution. In general, except as provided in the preceding sentence, no award may be sold, transferred, assigned, pledged, hypothecated, encumbered or otherwise disposed of (whether by operation of law or otherwise) or be subject to execution, attachment, or similar process.
Amendment, Modification and Termination.   The Board may amend the Incentive Plan as it deems advisable, subject to any requirement of stockholder approval required by applicable law, rule, or regulation, including Section 422 of the Internal Revenue Code. Stockholder approval will be required for any amendment that would (i) increase the maximum number of shares of Common Stock available for issuance under the Incentive Plan, (ii) effect any change inconsistent with Section 409A of the Internal Revenue Code, (iii) extend the term of the Incentive Plan, (iv) reduce the exercise price that would benefit an insider, (v) extend the term of an award granted under the Incentive Plan that would benefit an insider or (vi) remove or exceed insider and non-employee director participation limits imposed under the Incentive Plan. No amendment may impair the rights of a holder of an outstanding award without the consent of the holder. The Board may terminate the Incentive Plan. Termination of the Incentive Plan may not affect the terms or conditions of any award granted prior to termination.
Adjustments.   In the event of any stock split, reverse stock split, stock dividend, recapitalization, reorganization, or other similar change in capitalization or event, or any distribution to holders of Common Stock other than a regular cash dividend, the Compensation Committee will appropriately adjust (i) the number and class of securities available for issuance under the Incentive Plan, (ii) the number and class of securities subject to each outstanding award, (iii) the exercise price of each outstanding option or SAR, (iv) the performance goals and the lengths of performance periods, (v) the limitations on the number of securities that may be awarded to any one participant in any calendar year, as set forth above and (vi) the number of shares that may be granted to non-employee directors and insiders.
Change in Control.   If a change in control, as defined in the Incentive Plan, occurs, the Compensation Committee may, but will not be required to, make adjustments to outstanding awards as it deems appropriate, including electing that each outstanding award will be surrendered to the Company, and that each such award will be cancelled immediately by the Company, with the holder to receive, within a specified period of time from the occurrence of the change in control, a cash payment from the Company. In the event of a change in control, the Compensation Committee may, but will not be required to, substitute for each share of Common Stock available under the Incentive Plan, whether or not then subject to an outstanding award, the number and class of shares into which each outstanding share of Common Stock will be converted pursuant to such change in control. In the event of any such substitution, the purchase price per share in the case of an option and the base price in the case of a SAR will be appropriately adjusted by the Compensation Committee. The Compensation Committee may in its discretion accelerate the vesting of any or all awards upon a change in control.

Summary of U.S. Federal Income Tax Consequences of Participating in the Incentive Plan
The following is a general description of the United States federal income tax consequences to participants and the Company relating to options, SARs, restricted stock, RSUs and other awards that may be granted under the Incentive Plan. The Incentive Plan is not qualified under Section 401(a) of the Internal Revenue Code. This discussion only applies to U.S. citizens and/or residents and does not purport to cover all tax consequences relating to options, SARs, restricted stock, RSUs and other awards.
Non-qualified Stock Options.   A participant generally will not recognize income, and the Company will not be entitled to a deduction from income, at the time of grant of a non-qualified stock option. When the option is exercised, the participant will recognize ordinary income equal to the difference, if any, between the aggregate exercise price paid and the fair market value, as of the date the option is exercised, of the shares received. The participant’s tax basis in shares acquired upon exercise will equal the exercise price paid plus the amount recognized by the participant as ordinary income. The Company will generally be entitled to a federal income tax deduction (which may be limited by the deductibility limit on compensation in excess of $1,000,000 that is paid in any one year to any “covered employee,” as set forth in Section 162(m) of the Internal Revenue Code), in the tax year in which the option is exercised, equal to the ordinary income recognized by the participant as described above. If the participant holds shares acquired through exercise of a non-qualified stock option for more than one year after the exercise of the option, the capital gain or loss realized upon the sale of those shares will be a long-term capital gain or loss. The participant’s holding period for shares acquired upon the exercise of an option will begin on the date of exercise.
Incentive Stock Options.   A participant generally will not recognize income, and the Company will not be entitled to a deduction from income, at the time of grant of an incentive stock option. If the option is exercised during employment, or within three months thereafter (or one year in the case of a permanently and totally disabled employee), the participant will generally not recognize any income and the Company will not be entitled to a deduction. However, the excess of the fair market value of the shares on the date of exercise over the exercise price generally is included in computing the participant’s alternative minimum taxable income.
Generally, if the participant disposes of shares acquired by exercise of an incentive stock option within either two years after the date of grant or one year after the date of exercise, the participant will recognize ordinary income, and the Company will be entitled to a deduction (which may be limited by Section 162(m) of the Internal Revenue Code), equal to the excess of the fair market value of the shares on the date of exercise over the exercise price (limited generally to the gain on the sale). The balance of any gain or loss will be treated as a capital gain or loss to the participant. If shares are disposed of after the two-year and one-year periods described above expire, the Company will not be entitled to any deduction, and the entire gain or loss for the participant will be treated as a long-term capital gain or loss.
Stock Appreciation Rights.   A participant generally will not recognize income, and the Company will not be entitled to a deduction from income, at the time of grant of a SAR. When the SAR is exercised, the participant will recognize ordinary income equal to the difference between the aggregate grant price and the fair market value, as of the date the SAR is exercised, of Common stock. The participant’s tax basis in shares acquired upon exercise of a stock-settled SAR will equal the amount recognized by the participant as ordinary income. The Company will generally be entitled to a federal income tax deduction (which may be limited by Section 162(m) of the Internal Revenue Code), in the tax year in which the SAR is exercised, equal to the ordinary income recognized by the participant as described above. If the participant holds shares acquired through exercise of a stock-settled SAR for more than one year after the exercise of the SAR, the capital gain or loss realized upon the sale of those shares will be a long-term capital gain or loss. The participant’s holding period for shares acquired upon the exercise of a stock-settled SAR will begin on the date of exercise.
Restricted Stock.   Except as described below, a participant generally will not recognize income, and the Company will not be entitled to a deduction from income, at the time of grant of an award of restricted stock. Instead, the participant will recognize income equal to the fair market value of the shares over the purchase price (if any) only at the time the restrictions lapse.
If a participant makes an election pursuant to Section 83(b) of the Internal Revenue Code within 30 days of a grant of restricted stock, the participant will recognize ordinary income at the time of grant in an amount equal to the difference between the fair market value of the restricted shares on the grant date and the amount, if any, paid for such restricted shares. If the participant makes such an election, he or she will not recognize any further income with respect to such shares solely as a result of a later lapse of the restrictions.
If a participant holds the restricted stock as a capital asset after the earlier of either (1) the vesting of such restricted stock or (2) the making of a timely Section 83(b) election with respect to such restricted stock, any subsequent gain or loss will be taxable as long-term or short-term capital gain or loss, depending upon the holding period. For this purpose, the basis in the restricted stock generally will be equal to the sum of the amount (if any) paid for the restricted stock and the amount included in ordinary income as a result of the vesting event or Section 83(b) election, as applicable; provided, however, that, if a participant forfeits restricted stock with respect to which a Section 83(b) election was made prior to vesting, the participant’s capital loss is limited to the amount (if any) paid for such restricted stock.
In general, at the time a participant recognizes ordinary income with respect to the restricted stock, the Company will be entitled to a deduction (which may be limited by Section 162(m) of the Internal Revenue Code) in an amount equal to the ordinary income recognized by the participant.
Taxation of Restricted Stock Units, Performance Shares, Performance Units and Dividend Equivalents.   In general, a participant will not incur any tax upon the grant of either RSUs, performance shares or performance units. However, when the restrictions lapse, the participant will recognize ordinary income in an amount equal to the sum of the cash and the fair market value of any shares received. The participant will generally recognize ordinary income on any dividend equivalents at the time of payment. In each of the foregoing cases, the Company will generally have (at the time the participant recognizes income) a corresponding deduction (which may be limited by Section 162(m) of the Internal Revenue Code).
Taxation of Other Stock-Based Awards.   Other stock-based awards may be granted under the Incentive Plan. Since the amount, character and timing of income recognized in connection with such awards will vary depending upon the specific terms and conditions of such awards, no information regarding the tax consequences of the receipt of such awards may be provided at this time.
Cash Awards.   The participant will generally recognize ordinary income on cash awards at the time of payment. The Company will generally have (at the time the participant recognizes income) a corresponding deduction (which may be limited by Section 162(m) of the Internal Revenue Code).
Tax Withholding.   The obligations of the Company under the Incentive Plan will be conditioned upon proper arrangements being in place with participants in the Incentive Plan for the payment of withholding tax obligations. Unless otherwise determined by the Compensation Committee, withholding tax obligations may be settled with shares of Common Stock, including shares that are part of the award that gives rise to the withholding obligation.
Compliance with Section 409A of the Internal Revenue Code
The American Jobs Creation Act of 2004, enacted on October 22, 2004, revised the federal income tax law applicable to certain types of awards that may be granted under the Incentive Plan. It is intended that any grants made under the Incentive Plan either be exempt from or in compliance with the provisions of Section 409A of the Internal Revenue Code. The Company intends to administer the Incentive Plan and any grants made thereunder in a manner consistent with the requirements of Section 409A to the extent necessary. Any reference to Section 409A will also include any proposed temporary or final regulations, or any other guidance, promulgated with respect to such Section by the U.S. Department of Treasury or the Internal Revenue Service.
Equity Compensation Plan Information Table
The following table sets forth information, as of December 31, 2021, relating to our equity compensation plans pursuant to which equity awards are authorized for issuance.

	Number of securities to be issued upon exercise of outstanding options, warrants, and rights (a)	Weighted-average exercise price of outstanding options, warrants, and rights (b) (1)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (c)
Approved by security holders(2)	2,762,316	$—	—
Not approved by security holders(2)	—	—	—
Total	2,762,316	$—	—

(1)
Weighted-average exercise price is based solely on securities with an exercise price.

(2)
All shares were approved by security holders.

New Plan Benefits
A new plan benefits table for the Incentive Plan and the benefits or amounts that would have been received by or allocated to participants for the last completed fiscal year under the Incentive Plan if it was then in effect, as described in the SEC proxy rules, are not provided because equity awards made under the Incentive Plan are made at the Compensation Committee’s discretion, subject to the terms and conditions of the Incentive Plan. Therefore, the benefits and amounts that will be received or allocated under the Incentive Plan are not determinable at this time.
Vote Required for Approval
The approval of the Incentive Plan Proposal requires that a majority of the votes cast by holders of outstanding shares of Common Stock represented in person or by proxy at the Annual Meeting and entitled to vote thereon vote “FOR” the Incentive Plan Proposal. Failure to vote by proxy or to vote in person at the Annual Meeting will have no effect on the vote. Abstentions will have no effect on the vote for this Proposal No. 3. Brokers do not have discretion to vote any uninstructed shares over the amendment of the Incentive Plan to approve the authorization of additional shares of Common Stock. Therefore, the Board urges you to complete your proxy card or voting instruction card and indicate your vote on this Proposal No. 3.
PROPOSAL NO. 3 — Recommendation of the Board of Directors
THE BOARD RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” THE APPROVAL OF AN AMENDMENT TO THE HYMC 2020 PERFORMANCE AND INCENTIVE PAY PLAN TO INCREASE THE NUMBER OF SHARES AUTHORIZED FOR ISSUANCE BY 12.0 MILLION SHARES

OTHER MATTERS
Submission of Stockholder Proposals for the 2023 Annual Meeting
For any proposal to be considered for inclusion in the Company’s proxy statement and form of proxy for submission to the stockholders at its 2023 annual meeting of stockholders, it must be submitted in writing and comply with the requirements of Rule 14a-8 of the Exchange Act and its bylaws. Such proposals must be received by the Company, c/o Corporate Secretary, at its mailing address at P.O. Box 3030, Winnemucca, Nevada 89446 no later than December 23, 2022.
In addition, our bylaws provide notice procedures for stockholders to nominate a person as a director and to propose business to be considered by stockholders at a meeting. To be timely, a stockholder’s nomination or proposal must be delivered to our principal executive offices not later than the close of business on the 90th nor earlier than the close of business on the 120th day before the anniversary date of the immediately preceding annual meeting of stockholders; provided, however, that in the event that the annual meeting is called for a date that is not within 45 days before or after such anniversary date, notice by the stockholder to be timely must be so received no earlier than the close of business on the 120th day before the meeting and not later than the later of (x) the close of business on the 90th day before the meeting or (y) the close of business on the 10th day following the day on which public announcement of the date of such annual meeting is first made by us. Our bylaws contain additional provisions regarding the content requirements of any such permitted stockholder business and/or director nomination notices.
Accordingly, for our 2023 Annual Meeting, assuming the meeting is held on or about June 2, 2023, notice of a nomination or proposal must be delivered to us no later than March 4, 2023 and no earlier than February 2, 2023.
Nominations and proposals also must satisfy other requirements set forth in our bylaws. The Chairman of the Board may refuse to acknowledge the introduction of any stockholder proposal not made in compliance with the foregoing procedures.
Householding Information
Unless we have received contrary instructions, we may send a single copy of this proxy statement to any household at which two or more stockholders reside if we believe the stockholders are members of the same family. This process, known as “householding,” reduces the volume of duplicate information received at any one household and helps to reduce our expenses. However, if stockholders prefer to receive multiple sets of disclosure documents at the same address this year or in future years, the stockholders should follow the instructions described below. Similarly, if an address is shared with another stockholder and together both of the stockholders would like to receive only a single set of our disclosure documents, the stockholders should follow these instructions:
•
If the shares are registered in the name of the stockholder, the stockholder should contact the Company at its offices at P.O. Box 3030, Winnemucca, Nevada 89446, Attn: Investor Relations Department, to inform the Company of his or her request or by telephone at (210) 621-4200; or

•
If a bank, broker or other nominee holds the shares, the stockholder should contact the bank, broker or other nominee directly.

Where You Can Find More Information
We file annual and quarterly reports, proxy statements and other information with the SEC as required by the Securities Exchange Act of 1934, as amended. We distribute to our stockholders annual reports containing financial statements audited by our independent registered public accounting firm and, upon request, quarterly reports for the first three quarters of each fiscal year containing unaudited financial information. In addition, the reports and other information are filed through Electronic Data Gathering, Analysis and Retrieval (known as “EDGAR”) system and are publicly available on the SEC’s website, located at http://www.sec.gov. We will provide without charge to you, upon written or oral request, a copy of the reports and other information filed with the Securities and Exchange Commission.

Any requests for copies of information, reports or other filings with the SEC should be directed to Hycroft Mining Holding Corporation, P.O. Box 3030, Winnemucca, Nevada 89446, Attn: Investor Relations Department.
By order of the Board of Directors
Diane R. Garrett, Ph.D.
President, Chief Executive Officer and Director

ANNEX A
HYMC 2020 PERFORMANCE AND INCENTIVE PAY PLAN
Effective May 29, 2020

HYMC 2020 PERFORMANCE AND INCENTIVE PAY PLAN
1.
PURPOSE OF PLAN

The Corporation has adopted this Plan to promote the interests of the Corporation, its Affiliated Entities and its stockholders by using stock-based and cash-based incentives to attract, retain and motivate its management and other persons, including officers, Directors, key employees and certain Consultants, to encourage and reward such persons’ contributions to the performance of the Corporation and to align their interests with the interests of the Corporation’s stockholders.
2.
DEFINITIONS

Capitalized terms used in the Plan and not otherwise defined shall have the meanings set forth below: “Affiliated Entity” means any corporation or other entity controlled by the Corporation and designated by the Committee as such.
“Award” or “Awards,” except where referring to a particular category or grant under the Plan, shall include Restricted Stock, Restricted Stock Units, Incentive Stock Options, Non-qualified Stock Options, Stock Appreciation Rights, Performance Shares, Performance Units, Other Stock-Based Awards and Cash-Based Incentive Awards.
“Award Agreement” means either one of the following, in such form as the Committee shall from time to time approve: (i) an agreement entered into by the Corporation and a Participant setting forth the terms and provisions applicable to an Award; or (ii) a written or electronic statement issued by the Corporation to a Participant describing the terms and provisions of an Award. The Committee may provide for the use of non-paper Award Agreement(s) and acceptance and other actions related thereto that involve the use of electronic, internet, intranet or other non-paper means.
“Board” or “Board of Directors” means the board of directors of the Corporation.
“Canadian Taxpayer” means (i) a Participant who is a resident of Canada for purposes of the Tax Act or (ii) a Participant who has exercised employment duties in Canada and whose Award is subject to tax under the Tax Act.
“Cash-Based Incentive Award” means an Award payable in cash as provided pursuant to Article 12.
“Cause” shall mean, with respect to any Participant, (i) any material breach of any agreement with the Corporation, any Subsidiary of the Corporation or an Affiliated Entity, including any restrictive covenant set forth therein, that, if curable, remains uncured for thirty (30) days following written notice from the Corporation; (ii) any act of dishonesty, fraud, theft, embezzlement, fraud or misappropriation of funds with respect to the Corporation, any Subsidiary of the Corporation or an Affiliated Entity (including acceptance of any bribes or kickbacks or other acts of self-dealing); (iii) the commission of a felony or a crime involving moral turpitude; (iv) any intentional, grossly negligent or unlawful misconduct or other willful act or omission that causes material harm to the standing, business or reputation of the Corporation, any Subsidiary of the Corporation or an Affiliated Entity; (v) such Participant’s repeated failure to perform his or her duties to, or to comply with lawful directives, rules or policies, of the Corporation, any Subsidiary of the Corporation or an Affiliated Entity; (vi) the violation of any law regarding employment discrimination or sexual harassment; (vii) the unauthorized dissemination of confidential information of the Corporation or any Subsidiary of the Corporation; (viii) any material misrepresentation or materially misleading omission in any resume or other information regarding such Participant (including such Participant’s work experience, academic credentials, professional affiliations or absence of criminal record) provided by or on behalf of such Participant when applying for employment with the Corporation, any Subsidiary of the Corporation or an Affiliated Entity; (ix) the Participant’s repeated and consistent underperformance based on formal feedback; (x) the Participant’s insubordination and/or breach of Corporation ethics; or (xi) the Participant’s refusal or failure to perform specific directives of the Board or any officer or employee to whom such Participant reports to the extent that such directives are lawful and consistent with the scope and nature of the Participant’s duties and responsibilities as an employee or contractor of the Corporation. A Participant’s employment or engagement with the Corporation also shall be deemed terminated for Cause if the Participant resigns from the Corporation and the Board or the Committee determines in good faith, either before, at the time of, or after such termination, that one or more of the events described above existed as of the time of such resignation. Notwithstanding the foregoing, if the Participant and the Corporation or the Affiliated Entity have entered into an employment or services agreement that defines the term “Cause” (or a similar term), such definition shall govern for purposes of determining whether such Participant has been terminated for Cause for purposes of the Plan.
“Change in Control” shall mean the occurrence of any of the following events, each of which shall be determined independently of the others:
(i) any Person (as defined herein) becomes a “beneficial owner” (as such term is used in Rule 13d-3 promulgated under the Exchange Act) of at least 30% of the stock of the Corporation entitled to vote in the election of directors of the Corporation. For purposes of this definition, the term “Person” is used as such term is used in Sections 13(d) and 14(d) of the Exchange Act;
(ii) the individuals who are Continuing Directors (as hereinafter defined) of the Corporation cease to constitute a majority of the members of the Board of Directors. For purposes of this definition, “Continuing Directors” shall mean the members of the Board on the Effective Date, provided that any person becoming a member of the Board of Directors subsequent to the Effective Date whose election or nomination for election was supported by at least a majority of the directors who then comprised the Continuing Directors shall be considered to be a Continuing Director;
(iii) the stockholders of the Corporation adopt and consummate a plan of complete or substantial liquidation or an agreement providing for the distribution of all or substantially all of the assets of the Corporation;
(iv) the Corporation is a party to a merger, consolidation, amalgamation, plan of arrangement, other form of business combination or a sale of all or substantially all of its assets, with an unaffiliated third party, unless the business of the Corporation following consummation of such merger, consolidation, amalgamation, plan of arrangement or other business combination is continued following any such transaction by a resulting entity (which may be, but need not be, the Corporation) and the stockholders of the Corporation immediately prior to such transaction hold, directly or indirectly, at least 30% of the voting power of the resulting entity; provided, however, that a merger, consolidation, amalgamation, plan of arrangement or other business combination effected to implement a recapitalization of the Corporation (or similar transaction) shall not constitute a Change in Control; or
(v) there is a change in control of the Corporation of a nature that is reported in response to item 5.01 of Current Report on Form 8-K or any similar item, schedule or form under the Exchange Act, as in effect at the time of the change, whether or not the Corporation, is then subject to such reporting requirements.
“Change in Control Price” means, if the Change in Control is the result of a tender or exchange offer, merger or other corporate transaction, the highest price per share of Common Stock paid in such tender or exchange offer, merger or other corporate transaction. Otherwise, “Change in Control Price” means the Fair Market Value of a share of Common Stock upon the Change in Control. To the extent that the consideration paid in any such transaction described above consists all or in part of securities or other non-cash consideration, the value of such securities or other non-cash consideration shall be determined in the sole discretion of the Committee.
“Code” means the U.S. Internal Revenue Code of 1986, as amended.
“Committee” means the Compensation Committee consisting of two or more members of the Board, each of who shall meet the requirements for (i) a “non-employee director” within the meaning of Rule 16b-3 under the Exchange Act and (ii) an “independent director” under the NYSE American and other applicable listing rules and any other required independence standards.
“Common Stock” means the Class A common stock of the Corporation.
“Corporation” means Hycroft Mining Holding Corporation, a Delaware corporation.
“Consultant” means any consultant or advisor if:

(a) the consultant or advisor renders bona fide services to the Corporation or any Affiliated Entity for a period of at least 12 months and, in the reasonable opinion of the Corporation, spends or will spend a significant amount of time and attention on the affairs and business of the Corporation or an Affiliated Entity;
(b) the services rendered by the consultant or advisor are not in connection with the offer or sale of securities in a capital-raising transaction and do not directly or indirectly promote or maintain a market for the Corporation’s securities; and
(c) the consultant or advisor is a natural person who has contracted directly with the Corporation, any Subsidiary of the Corporation or an Affiliated Entity to render such services under a written contract.
“Deferred Payment Date” means, for a Participant, the date after the Period of Restriction to which the Participant has elected to defer payment with respect to a Restricted Stock Unit Award.
“Director” means a member of the Board of Directors who is not an Employee (including any director who has retired as an Employee).
“Effective Date” means May 29, 2020.
“Eligible Person” means any Employee, Director or Consultant of the Corporation, any Subsidiary of the Corporation or of any Affiliated Entity.
“Employee” means any officer or other employee of the Corporation, any Subsidiary of the Corporation or any Affiliated Entity.
“Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.
“Exercise Price” means the price at which the shares of Common Stock underlying an Option or SAR may be purchased upon exercise thereof.
“Expiration Date” means the tenth (10th) anniversary of the Effective Date.
“Fair Market Value” means, as applied to a specific date, the price of a share of HYMC Class Common A Stock that is based on the opening, closing, actual, high, low or average selling prices of a share of HYMC Class Common A Stock reported on any established stock exchange or national market system including without limitation the New York Stock Exchange and the National Market System of the National Association of Securities Dealers, Inc. Automated Quotation System on the applicable date, the preceding trading day, the next succeeding trading day, or an average of trading days, as determined by the Compensation Committee in its discretion. Unless the Compensation Committee determines otherwise or unless otherwise specified in an award agreement, Fair Market Value shall be deemed to be equal to the closing price of a share of HYMC Class Common A Stock on the most recent date on which shares of HYMC Class Common A Stock were publicly traded. Notwithstanding the foregoing, if the HYMC Class Common A Stock is not traded on any established stock exchange or national market system, the Fair Market Value means the price of a share of HYMC Class Common A Stock as established by the Compensation Committee acting in good faith based on a reasonable valuation method that is consistent with the requirements of Section 409A of the Code and the regulations thereunder.
“Incentive Stock Option” or “ISO” means a Stock Option that qualifies as an incentive stock option under Section 422 of the Code.
“Insider” means:
(a) the Chief Executive Officer, Chief Financial Officer and Chief Operating Officer of the Corporation, of a Significant Stockholder of the Corporation or of a major Subsidiary of the Corporation;
(b) a Director, or a director of a Significant Stockholder of the Corporation or of a major Subsidiary of the Corporation;
(c) a person or company responsible for a principal business unit, division or function of the Corporation;

(d) a Significant Stockholder of the Corporation;
(e) a Significant Stockholder based on post-conversion beneficial ownership of the Corporation’s securities and the Chief Executive Officer, Chief Financial Officer and Chief Operating Officer and every director of the Significant Stockholder of the Corporation based on post-conversion beneficial ownership;
(f) a management company that provides significant management or administrative services to the Corporation or a major Subsidiary of the Corporation, every director of the management company, every Chief Executive Officer, Chief Financial Officer and Chief Operating Officer of the management company, and every significant stockholder of the management company;
(g) an individual performing functions similar to the functions performed by any of the insiders described in paragraphs (a) to (f); or
(h) any other insider that:
(i) in the ordinary course receives or has access to information as to material facts or material changes concerning the Corporation before the material facts or material changes are generally disclosed; and
(ii) directly or indirectly exercises, or has the ability to exercise, significant power or influence over the business, operations, capital or development of the Corporation.
“Key Employee” means a Participant if the Participant meets the requirements of Section 416(i)(1)(A)(i), (ii), or (iii) of the Code (applied in accordance with the Regulations and disregarding Section 416(i)(5)) of the Code) at any time during the 12-month period ending on the specified employee identification date (as such term is defined in Section 1.409A-1(i)(3) of the Regulations).
“Non-qualified Stock Option” means a Stock Option that is not an Incentive Stock Option.
“Option” or “Stock Option” means a right to purchase Common Stock granted under Article 8 to an Eligible Person.
“Other Stock-Based Award” means an equity-based or equity-related Award of a type other than those described in Articles 7 — 10, and which is granted pursuant to Article 11.
“Participant” means any Eligible Person who has received an Award under the Plan or such Eligible Person’s successor in interest.
“Performance Period” means the period of time during which performance goals must be met in order to determine the degree of payout and/or vesting with respect to an Award.
“Performance Share” means an Award granted to a Participant pursuant to Article 10, denominated in shares of Common Stock, the value of which at the time it is payable is determined based on actual results of the corresponding performance criteria.
“Performance Unit” means an Award granted to a Participant pursuant to Article 10, denominated in units, the value of which at the time it is payable is determined based on actual results of the corresponding performance criteria.
“Period of Restriction” means the period when Restricted Stock or Restricted Stock Units (or other types of Awards as may be applicable) are subject to a substantial risk of forfeiture (based on the passage of time, the achievement of performance goals, or on the occurrence of other events as determined by the Committee, in its discretion), as provided in the Plan and/or the applicable Award Agreement.
“Permanent Disability” shall mean that the Participant becomes physically or mentally incapacitated or disabled so that the Participant is unable to perform substantially the same services as the Participant performed prior to incurring such incapacity or disability (the Corporation, at its option and expense, being entitled to retain a physician to confirm the existence of such incapacity or disability, and the determination of such physician to be binding upon the Corporation and the Participant), and such incapacity or disability continues for a period of three consecutive months or any six months in any 12-month period or such other period(s) as may be determined by the Committee with respect to any Award; provided, however, that if the

Participant and the Corporation or the Affiliated Entity have entered into an employment or services agreement which defines the term “Permanent Disability” (or a similar term), such definition shall govern for purposes of determining whether such Participant is subject to a Permanent Disability for purposes of the Plan. Notwithstanding the foregoing, (i) for purposes of determining the period during which an Incentive Stock Option may be exercised pursuant to Section 13.2.1 hereof, “Permanent Disability” shall mean “permanent and total disability” as defined in Section 22(e)(3) of the Code and (ii) for purposes of an Award subject to Section 409A, “Permanent Disability” shall mean “disabled” as set forth in Section 409A(a)(2)(C) of the Code.
“Plan” means this HYMC 2020 Performance and Incentive Pay Plan of the Corporation, as amended, supplemented or restated from time to time.
“Plan Term” means the period during which the Plan remains in effect (commencing on the Effective Date and ending on the Expiration Date).
“Regulations” means the regulations, as amended from time to time, which are issued under Section 409A of the Code.
“Reorganization” means any merger, consolidation, sale or other disposition of all or substantially all of the assets of the Corporation or other reorganization.
“Representative” means an executor, administrator, guardian, trustee or other representative of a Participant who has legal authority to exercise such Participant’s Options or Stock Appreciation Rights or rights under other types of Awards on behalf of such Participant or such Participant’s estate.
“Restricted Stock” means Common Stock granted under the Plan which is subject to certain restrictions and to a risk of forfeiture.
“Restricted Stock Unit” means a right granted under the Plan to receive Common Stock, cash or a combination thereof at the end of a specified period (except that Canadian Taxpayers may only receive Common Stock), which is subject to certain restrictions and to a risk of forfeiture.
“Section 409A” means Section 409A of the Code.
“Separation from Service” means separation from service as defined in Section 1.409A-1(h) of the Regulations.
“Significant Stockholder” is a person who, at the time an Award is granted to such person under the Plan, owns more than 10% of the combined voting power of all classes of stock of the Corporation or of any Affiliated Entity (after application of the attribution rules set forth in Treas. Reg. § 1.424-1(d)).
“Specified Employee” means any Participant who, as of the date of the Participant’s Separation from Service, is a Key Employee of the Company but only if any stock of the Company is publicly traded on an established securities market or otherwise. If a Participant is a Specified Employee as of the specified employee identification date, the Participant is treated as a Specified Employee for the entire 12-month period beginning on the specified employee effective date (as such term is defined in Section 1.409A-1(i)(4) of the Regulations). The Committee may, in compliance with the Regulations: (a) elect the definition of compensation which shall be used to determine whether a Participant is a Specified Employee, (b) designate the specified employee identification date, (c) designate the specified employee effective date and (d) make such other determinations as may be necessary, advisable or convenient to determine whether any Participant is a Specified Employee. In the absence of any designation by the Committee, the specified employee identification date shall be December 31 and the specified employee effective date shall be the first day of the fourth month following the specified employee identification date.
“Stock Appreciation Right” or “SAR” means a right of the type described in Article 9.
“Subsidiary” means any subsidiary corporation as defined in Section 424(f) of the Code.
“Tax Act” means the Income Tax Act (Canada).

3.
EFFECTIVE DATE AND TERM OF PLAN

3.1. Term of Plan; Amendment and Restatement. This Plan became effective as of the Effective Date and all Awards shall be governed by the Plan, as amended from time to time in accordance with Article 18. This Plan shall continue in effect until the Expiration Date, at which time the Plan shall automatically terminate.
3.2. Effect on Awards. Awards may be granted during the Plan Term. No Awards may be granted after the Plan Term. Notwithstanding the foregoing, each Award properly granted under the Plan during the Plan Term shall remain in effect after termination of the Plan until such Award has been exercised, terminated or expired, as applicable, in accordance with its terms and the terms of the Plan.
3.3. Stockholder Approval. This Plan will be submitted for approval by the Corporation’s stockholders on no later than May 29, 2020.
4.
SHARES SUBJECT TO THE PLAN AND MAXIMUM AWARDS

4.1. Number of Shares Available for Awards.
4.1.1. Share Authorization. Subject to adjustment as provided in Section 4.3, the maximum number of shares of Common Stock available for issuance to Participants under the Plan on or after the Effective Date (the “Share Authorization”) shall be 2,508,002 shares, which may be issued entirely through Incentive Stock Options or through a combination of any one or more of the forms of Awards permitted under the Plan. The shares of Common Stock available for issuance under the Plan may be authorized and unissued shares or treasury shares.
4.1.2. Shares Available for Future Grant. Shares of Common Stock covered by an Award shall only be counted against the Share Authorization to the extent they are actually issued, provided, that, if any shares of Common Stock subject to an Award are forfeited, an Award expires or otherwise terminates without issuance of shares of Common Stock subject to such Award, or an Award is settled for cash (in whole or in part) or otherwise does not result in the issuance of all or a portion of the shares of Common Stock subject to such Award (including on payment in shares of Common Stock on exercise of a Stock Appreciation Right), such shares of Common Stock shall, to the extent of such forfeiture, expiration, termination, cash settlement or non-issuance, be available again for grant under the Plan. In the event that (i) any Option or other Award granted hereunder is exercised through the tendering of shares of Common Stock (either actually or by attestation) or by the withholding of shares of Common Stock by the Corporation, or (ii) withholding tax liabilities arising from such Option or other Award are satisfied by the tendering of shares of Common Stock (either actually or by attestation) or by the withholding of shares of Common Stock by the Corporation, then in each such case the shares of Common Stock so tendered or withheld shall be added to the shares of Common Stock and available again for grant under the Plan for Awards other than Incentive Stock Options.
4.1.3. Limit on Grants to Directors. Subject to Section 4.1.4, the maximum aggregate number of shares of Common Stock that may be granted to Directors under the Plan shall be limited to 376,200.
4.1.4. Limit on Grants to Insiders. The maximum aggregate number of shares of Common Stock that may be issuable to Insiders under the Plan and all other security based compensation arrangements of the Corporation at any time shall not exceed 10% of the total number of shares of Common Stock then outstanding. The aggregate number of shares of Common Stock that may be issued to Insiders under the Plan and all other security-based compensation arrangements of the Corporation, within a one-year period, shall not exceed 10% of the total number of shares of Common Stock then outstanding.
4.2. Annual Award Limits. The following limits (“Annual Award Limits”) shall apply to grants of such Awards under the Plan, subject to any adjustments pursuant to Section 4.3 or 18.2.
4.2.1. Restricted Stock or Restricted Stock Units. The aggregate maximum number of shares of Common Stock that may be subject to Awards of Restricted Stock or Restricted Stock Units granted in any one calendar year to any one Participant shall be 1,000,000.
4.2.2. Options and SARs. The aggregate maximum number of shares of Common Stock that may be subject to Awards of Options (including ISOs) or SARs granted in any one calendar year to any one Participant shall be 1,000,000.

4.2.3. Performance Shares and Performance Units. The aggregate maximum number of shares of Common Stock that may be subject to Awards of Performance Shares or Performance Units granted in any one calendar year to any one Participant shall be 1,000,000.
4.2.4. Other Stock-Based Awards. The aggregate maximum number of shares of Common Stock that may be subject to Other Stock-Based Awards granted in any one calendar year to any one Participant shall be 1,000,000.
4.2.5. Cash-Based Awards. The aggregate maximum amount of any Cash-Based Awards granted in any one calendar year to any one Participant shall be five million U.S. dollars ($5,000,000).
4.2.6. Awards to Directors. Notwithstanding Section 4.1.3, and subject to Sections 4.2.1 — 4.2.5, the aggregate maximum number of shares of Common Stock that may be granted in any one calendar year to any Director shall be equal to (x) 1,000,000 divided by (y) the Fair Market Value of a share of Common Stock on the date of grant.
4.3. Adjustments in Authorized Shares. If the number of outstanding shares of Common Stock is increased or decreased through a Reorganization, recapitalization, reclassification, stock dividend, stock split, reverse stock split or other similar transaction, an appropriate and proportionate adjustment shall be made in: (i) the number of shares of Common Stock included in the Share Authorization in Section 4.1.1 and the share limitation in Sections 4.1.3 and 4.1.4; (ii) the number of shares of Common Stock that may be issued under outstanding Awards; and (iii) the Award limits specified in Section 4.2. Subject to Section 18.1, in the event that the shares of Common Stock are changed into or exchanged for different kinds of shares or other securities of the Corporation through transactions of the type referenced above, or in the event of an extraordinary cash dividend, the Committee, in its sole discretion, in order to prevent dilution or enlargement of Participants’ rights under the Plan and in order to preserve the intended benefits of the Plan, may substitute or adjust, as applicable, the number and kind of shares or other securities that may be issued under the Plan or under particular forms of Awards, the number and kind of shares or securities subject to outstanding Awards, the Annual Award Limits, and other value determinations applicable to outstanding Awards.
Subject to Section 18.1 and any applicable regulatory approval, the Committee, in its sole discretion, may also make appropriate adjustments in the terms of any Awards under the Plan to reflect such changes or distributions and to modify any other terms of outstanding Awards, including modifications of performance goals and changes in the length of Performance Periods, in order to preserve the intended benefits of the Plan. The determination of the Committee as to the foregoing adjustments, if any, shall be conclusive and binding on Participants under the Plan. No amendment, modification, suspension or termination may impact the distribution of any Award that is subject to Section 409A, except as permitted by such Section.
5.
ADMINISTRATION

5.1. General. The Committee shall be responsible for administering the Plan, subject to this Article 5 and the other provisions of the Plan. The Committee may retain attorneys, consultants, accountants, or other advisors. The Committee, the Corporation, and its officers and directors shall be entitled to rely upon the advice, opinions, or valuations of any such advisors. The fees of any such advisors shall be paid by the Corporation. All actions taken and all interpretations and determinations made by the Committee shall be final and binding on the Participants, beneficiaries, the Corporation, any Subsidiary of the Corporation, any Affiliated Entity and all other interested individuals.
5.2. Authority of the Committee. The Committee shall have full and, except as otherwise expressly provided in the Plan, exclusive power and discretion: (i) to interpret the terms and the intent of the Plan and any Award Agreement or other agreement or document ancillary to or entered into in connection with the Plan, and to adopt such rules, regulations, forms, instruments, and guidelines for administering the Plan as the Committee may deem necessary or proper; (ii) to select Participants; (iii) to establish the terms and conditions of all Awards, including the terms and conditions to be set forth in Award Agreements; (iv) to grant Awards as an alternative to or as the form of payment for grants or rights earned or due under other compensation plans or arrangements of the Corporation; and (v) subject to Article 18, to adopt modifications and amendments to the Plan or any Award Agreement, including without limitation, any that are necessary to comply with the laws of the jurisdictions in which the Corporation and/or its Affiliated Entities operate or may operate.

5.3. Delegation. The Committee, in its sole discretion, may delegate the Committee’s authority and duties under the Plan to the Chief Executive Officer of the Corporation, or to any other committee, in either case to the extent permitted under applicable law, under such conditions and limitations as the Board or the Committee may from time to time establish, except that only the Committee may make any determinations regarding Awards to Participants who are subject to Section 16 of the Exchange Act.
5.4. No Liability. No member of the Board or the Committee or any designee thereof will be liable for any action or inaction with respect to the Plan or any Award or any transaction arising under the Plan or any Award, except in circumstances constituting bad faith of such member.
6.
ELIGIBILITY

Only Eligible Persons shall be eligible to receive Awards under the Plan and may be selected from time to time to receive Awards by the Committee, in its sole and absolute discretion.
7.
RESTRICTED STOCK AND RESTRICTED STOCK UNITS

7.1. Grant of Restricted Stock and Restricted Stock Units. The Committee may grant Restricted Stock Awards and/or Restricted Stock Units to any Eligible Persons, except that a Restricted Stock Award may not be granted to an Eligible Person that is a Canadian Taxpayer.
7.2. Restricted Stock or Restricted Stock Unit Award Agreement. Each Award of Restricted Stock and/or Restricted Stock Units shall be evidenced by an Award Agreement that specifies the material terms of the Award, including, without limitation, the Period(s) of Restriction, the number of shares of Restricted Stock or the number of Restricted Stock Units granted, vesting terms (which can include, without limitation, time-based or performance-based terms) and such other provisions as the Committee shall determine in its discretion.
7.3. Other Restrictions. The Committee may impose such other conditions and/or restrictions on any shares of Restricted Stock or Restricted Stock Units granted pursuant to the Plan as it may deem advisable including, without limitation, time-based restrictions, and/or restrictions under applicable laws, rules and regulations or under the requirements of any stock exchange or market upon which such shares of Common Stock are listed or traded, holding requirements or sale restrictions placed on the shares by the Corporation upon vesting of such shares of Restricted Stock or Restricted Stock Units, a requirement that Participants pay a stipulated purchase price for each share of Restricted Stock or each Restricted Stock Unit, restrictions based upon the achievement of specific performance goals, and/or time-based restrictions on vesting.
Except as otherwise provided in this Article 7, and subject in all cases to the requirements of applicable laws, rules and regulations, shares of Restricted Stock covered by each Restricted Stock Award shall become freely transferable by the Participant after all conditions and restrictions applicable to such shares have been satisfied or lapse (including satisfaction of any applicable tax withholding obligations), and Restricted Stock Units shall be paid in cash, shares of Common Stock, or a combination of cash and shares of Common Stock as the Committee, in its sole discretion shall determine, except that Restricted Stock Units shall only be paid in shares of Common Stock to Canadian Taxpayers.
7.4. Certificate Retention or Legend. To the extent that a certificate is issued to evidence shares of Restricted Stock, the Committee may determine in its sole discretion that such certificate shall: (i) be retained by the Corporation until such time as all conditions and/or restrictions applicable to such shares have been satisfied or lapse; and/or (ii) bear a legend such as the following or as otherwise determined by the Committee in its discretion:
The sale or transfer of shares of Common Stock represented by this certificate, whether voluntary, involuntary, or by operation of law, is subject to certain restrictions on transfer as set forth in the HYMC 2020 Performance and Incentive Pay Plan, and in the associated Award Agreement. A copy of such Plan and Award Agreement may be obtained from Hycroft Mining Holding Corporation.
7.5. Voting Rights. Issued and outstanding shares of Restricted Stock shall at all times possess the same voting rights as all other issued and outstanding shares of Common Stock. A Participant shall have no voting rights with respect to any Restricted Stock Units granted hereunder.

7.6. Dividends and Dividend Equivalents. Except as the Committee determines otherwise with respect to a particular Award and as set forth in the applicable Award Agreement, issued and outstanding shares of Restricted Stock shall be entitled to dividends if, as and when declared by the Board with respect to the Corporation’s shares of Common Stock on the same basis and on the same payment dates as all other issued and outstanding shares of Common Stock. The Committee may, in its discretion, grant dividend equivalents with respect to any Restricted Stock Units. The terms and conditions of such dividend equivalents, including the rate per Restricted Stock Unit, timing of payment and other requirements, shall be established by the Committee in its discretion, subject to the requirements of Article 17 of the Plan; such dividend equivalents may be paid by crediting the Participant’s account with additional Restricted Stock Units, with the number of such additional Restricted Stock Units determined by dividing the amount of the dividend paid on a share of Common Stock by the Fair Market Value of such shares of Common Stock on the date the dividend was paid, multiplied by the number of Restricted Stock Units credited to the Participant’s account; provided, however, that if an Award under the Plan is subject to vesting based upon the achievement of certain performance goals, any dividend and dividend equivalents, if any, with respect to such Award shall be paid only upon and to the extent that the underlying Award vests.
7.7. Section 83(b) Election. The Committee may provide in an Award Agreement that the Award of Restricted Stock is conditioned on the Participant making or refraining from making an election with respect to the Award under Section 83(b) of the Code. If a Participant makes an election pursuant to Section 83(b) of the Code concerning a Restricted Stock Award, the Participant shall be required to promptly file a copy of such election with the Corporation.
7.8. Deferred Payment Date. A Participant who is a Canadian Taxpayer may elect to set a Deferred Payment Date with respect to any Restricted Stock Unit Award. To do so, such Participant must give the Committee written notice of the Deferred Payment Date not later than sixty (60) days prior to the expiration of the Period of Restriction. A Participant shall not be permitted to give or change any such notice after the day which is sixty (60) days prior to the expiration of the Period of Restriction. Participants who are United States-based taxpayers may not elect to set a Deferred Payment Date.
8.
STOCK OPTIONS

8.1. Grant of Stock Options. The Committee may grant Option Awards and determine whether an Option will be an Incentive Stock Option or a Non-qualified Stock Option, whether to couple an SAR with an Option, the number of shares of Common Stock to be subject to each Option, the Exercise Price, the number of installments, if any, in which each Option may vest, the expiration date of each Option and all other terms and conditions of each Option. Incentive Stock Option Awards may be granted only to Participants who are Employees.
8.2. Stock Option Award Agreements. Each Option Award granted pursuant to the Plan shall be evidenced by an Award Agreement that specifies the material terms of the Award, including, without limitation, terms consistent with the following provisions, and such other provisions as the Committee shall determine in its discretion:
8.2.1. Duration. Each Option and all rights associated therewith, shall expire on such date as the Committee may determine, but in no event later than the ten-year anniversary of the date of grant; provided, however, that in the case of an Incentive Stock Option granted to a Significant Stockholder, the date of expiration may in no event be later than the five-year anniversary of the date of grant. Notwithstanding the foregoing, an Option held by a Participant will be subject to a limited extension of 10 business days if so provided in the Award Agreement in the event that the expiration date of the Option held by a Participant falls within a trading “blackout” period imposed by the Corporation and applicable to the Participant.
8.2.2. Exercise Price. The Exercise Price for each share of Common Stock that is the subject of an Option shall be determined by the Committee as of the date of grant, subject to adjustment pursuant to Section 18.2. The exercise price of any Option designated as a Non-qualified Stock Option shall be equal to no less than one hundred percent (100%) of the Fair Market Value of the Common Stock subject to such Option on the date of grant. The exercise price of any Option designated as an Incentive Stock Option shall be equal to (i) no less than one hundred percent (100%) of the Fair Market Value of the

Common Stock subject to such Option on the date of grant, if granted to a Participant other than a Significant Stockholder; and (ii) no less than one hundred ten percent (110%) of the Fair Market Value of the Common Stock subject to such Option on the date of grant, if granted to a Significant Stockholder.
8.2.3. Vesting. Each Option granted under the Plan shall vest and be exercisable in such installments, if any, during the period prior to its expiration date as the Committee shall determine.
8.2.4. No Repricing. Except as otherwise permitted as an adjustment pursuant to Section 18.2 or as approved by the Corporation’s stockholders, the Exercise Price of an Option outstanding under the Plan may not be reduced, whether through amendment, exchange, cancellation and re-grant, repurchase or other method.
8.3. Exercise of Options.
8.3.1. Notice by Participant. Each Participant (or such Participant’s Representative) who desires to exercise an Option shall give advance written notice of such exercise to the Corporation in such form as may be prescribed from time to time by the Committee or the management of the Corporation.
8.3.2. Payment of Exercise Price. Except as described in Section 8.3.3, in the discretion of the Committee, the Exercise Price for Stock Options may be payable in the following ways: (a) by cash or by check payable to the Corporation; (b) in shares of Common Stock (which are owned by the Participant free and clear of all liens and other encumbrances and which are not subject to vesting or other restrictions, including those set forth in Article 7) having an aggregate Fair Market Value on the date of exercise equal to the Exercise Price for the shares being purchased;
(c) by requesting that the Corporation withhold such number of shares of Common Stock then issuable upon the exercise of the Stock Option as will have an aggregate Fair Market Value equal to the Exercise Price for the shares being acquired upon exercise of the Stock Option;
(d) by waiver of compensation due or accrued to the Participant for services rendered;
(e) provided that a public market for the Common Stock exists, and to the extent permitted by the Sarbanes-Oxley Act of 2002 and other applicable law:
(i) through a “same day sale” commitment from the Participant and a broker-dealer that is a member of the Financial Industry Regulatory Authority, Inc. (“FINRA Dealer”) whereby the Participant irrevocably elects to exercise the Stock Option and sell a portion of the shares so purchased to pay the Exercise Price (or a larger number of the shares so purchased), and whereby the FINRA Dealer irrevocably commits upon receipt of such shares to forward the Exercise Price directly to the Corporation (and any excess to the Participant); or
(ii) through a “margin” commitment from the Participant and a FINRA Dealer whereby the Participant irrevocably elects to exercise the Stock Option and to pledge the shares so purchased to the FINRA Dealer in a margin account as security for a loan from the FINRA Dealer in the amount of the purchase price, and whereby the FINRA Dealer irrevocably commits upon receipt of such shares to forward the Exercise Price directly to the Corporation; or
(f) by any combination of the foregoing.
If the Exercise Price for a Stock Option is paid in whole or in part in shares of Common Stock, any portion of the Exercise Price representing a fraction of a share must be paid in cash. When full payment of the Exercise Price has been made to the Corporation, the Participant will be considered for all purposes the owner of the shares with respect to which payment has been made, subject to the restrictions set forth in the Plan or in the Award Agreement.
8.3.3. Payment of Exercise Price — Canadian Participants. Notwithstanding the terms of Section 8.3.2, with respect to Options held by Participants who are residents of Canada for purposes of the Income Tax Act (Canada) or Participants who were granted Options, all or partially, in respect of employment rendered in Canada, the payment of the Exercise Price associated with an Option may only be made in cash or by check payable to the Corporation.

8.3.4. Exercise by Participant’s Spouse. Unless otherwise provided in an Award Agreement, an Option shall be exercisable during the Participant’s lifetime only by the Participant (or, in the case of the incapacity of the Participant, by the Participant’s Representative) regardless of any community property interest therein of the spouse of the Participant, or such spouse’s successors in interest. If the spouse of the Participant shall have acquired a community property interest in such Option, the Participant, or the Participant’s Representative, may exercise the Option on behalf of the spouse of the Participant or such spouse’s successors in interest.
8.4. Special Provisions for Incentive Stock Options. In addition to the limitation applicable to Incentive Stock Options in Section 4.2.2, to the extent that the aggregate Fair Market Value (determined as of the date of grant) of shares of Common Stock underlying an Incentive Stock Option granted to a Participant under the Plan (and any other option plans of the Corporation) that become exercisable for the first time by the Participant during any calendar year exceeds $100,000 (or, if different, the maximum limitation in effect at the time of grant under Section 422 of the Code, or any successor provision), the portion of such Incentive Stock Option in excess of $100,000 (or, if different, such maximum limitation) will be treated as a Non-qualified Stock Option. Except in the case of the Participant’s death or Permanent Disability, the portion of any Incentive Stock Option not exercised within three months after termination of employment with the Corporation and its Affiliated Entities will be treated as a Non-qualified Stock Option.
9.
STOCK APPRECIATION RIGHTS

9.1. Grant of Stock Appreciation Rights. The Committee may grant an Award of Stock Appreciation Rights in connection with an Option Award (“Tandem SAR”) or independently of any Option Award (“Freestanding SAR”).
9.2. SAR Award Agreement. Each SAR Award granted pursuant to the Plan shall be evidenced by an Award Agreement that specifies the material terms of the Award, including, without limitation, terms consistent with the following provisions, and such other provisions as the Committee shall determine in its discretion:
9.2.1. Duration. Each SAR, and all rights associated therewith, shall expire on such date as the Committee may determine, but in no event later than the ten-year anniversary of the date of grant, subject to a limited extension of 10 business days if so provided in the Award Agreement in the event that the expiration date of an Award held by a Participant falls within a trading “blackout” period imposed by the Corporation and applicable to the Participant.
9.2.2. Exercise Price. The Exercise Price for each share of Common Stock that is the subject of a SAR shall be determined by the Committee and shall not be less than the Fair Market Value of a share of Common Stock on the date of grant, subject to adjustment pursuant to Section 18.2.
9.2.3. Vesting. Unless otherwise specified in an Award Agreement, each SAR granted under the Plan shall vest and be exercisable in such installments, if any, during the period prior to its expiration date as the Committee shall determine.
9.2.4. No Repricing. Except as otherwise permitted as an adjustment pursuant to Section 18.2 or as approved by the Corporation’s stockholders, the Exercise Price of a SAR outstanding under the Plan may not be reduced, whether through amendment, exchange, cancellation and re-grant, repurchase or other method.
9.2.5. Exercise of Tandem SAR. A Tandem SAR shall be exercisable to the extent, and only to the extent, the associated Option is exercisable and shall be exercisable only for such period as the Committee may determine. Upon exercise of a Tandem SAR, the Participant shall be required to surrender to the Corporation unexercised the Option to which it relates, or any portion thereof.
9.2.6. Exercise of Freestanding SAR. A Freestanding SAR may be exercised in accordance with the terms of the applicable Award Agreement.
9.2.7. Receipt of Shares or Cash Upon Exercise. Upon exercise of a SAR, the Participant shall receive that number of shares of Common Stock (rounded down to the nearest whole number) having an aggregate value equal to the excess of the Fair Market Value of one share of Common Stock over the Exercise Price per share specified in the applicable Award Agreement, multiplied by the number of shares of Common Stock subject to the SAR, or portion thereof, which is exercised. However, the Committee may elect to settle, or the Award Agreement may permit the Participant to elect to receive (subject to approval by the Committee), any part or all of the Corporation’s obligation arising out of the exercise of the SAR by the payment of cash equal to the aggregate Fair Market Value of that part or all of the shares of Common Stock it would otherwise be obligated to deliver.
10.
PERFORMANCE SHARES AND PERFORMANCE UNITS

10.1. Grant of Performance Shares and Performance Units. The Committee may grant Performance Shares and/or Performance Units to Eligible Persons.
10.2. Performance Share or Performance Unit Award Agreement. Each Award of Performance Shares or Performance Units shall be evidenced by an Award Agreement that specifies the material terms of the Award, including, without limitation, any performance metrics, vesting provisions and expiration date, and such other provisions as the Committee shall determine in its discretion.
10.3. Value of Performance Shares and Performance Units. Each Performance Share shall have an initial value based on one share of Common Stock on the date of grant. Each Performance Unit shall have an initial value that is established by the Committee at the time of grant. The Committee shall set performance metrics in its discretion that, depending on the actual performance results, will determine the number and/or value of the Performance Shares and Performance Units that will be paid to the Participant.
10.4. Earning of Performance Shares and Performance Units. After the applicable Performance Period has ended, the holder of Performance Shares or Performance Units shall be entitled to receive a payout on the value and number of Performance Shares or Performance Units earned by the Participant over the Performance Period, if such payout is due as determined based on the actual results of the corresponding performance criteria.
10.5. Form and Timing of Payment of Performance Shares and Performance Units. Payment of earned Performance Shares and Performance Units shall be made as determined by the Committee and as set forth in the applicable Award Agreements. Subject to the terms of the Plan, the Committee, in its sole discretion, may pay earned Performance Shares and Performance Units in the form of shares of Common Stock or in cash (or a combination thereof) equal to their value, if any, at the end of the applicable Performance Period or as soon as practicable thereafter. Shares of Common Stock may be granted subject to any restrictions deemed appropriate by the Committee, as set forth in the applicable Award Agreements.
10.6. No Dividends Payable. Awards of Performance Shares or Performance Units shall not be entitled to dividends with respect to the Corporation’s shares of Common Stock, but, in the discretion of the Committee, may be entitled to dividend equivalents earned and payable to the extent, and at the time, of any payout of such Award.
11.
OTHER STOCK-BASED AWARDS

The Committee may grant Other Stock-Based Awards (which may include unrestricted shares of Common Stock) in such amounts and subject to such terms and conditions as the Committee determines appropriate, and may include, without limitation, Awards that upon grant are fully vested and non-forfeitable. Such Other Stock-Based Awards may entail the issue or transfer of actual shares of Common Stock or payment in cash or otherwise of amounts based on the value of shares of Common Stock. Each Other Stock-Based Award shall be evidenced by an Award Agreement that specifies the material terms and conditions of the Award, including, without limitation, any restrictions or vesting provisions and whether such Award is entitled to dividends or dividend equivalents, and such other provisions as the Committee shall determine in its discretion.
12.
CASH-BASED INCENTIVE AWARDS

12.1. Eligibility. The Committee may grant annual Cash-Based Incentive Awards to Employees in accordance with this Article 12. The terms of each Cash-Based Incentive Award shall be set forth in an Award Agreement.

12.2. Annual Awards.
12.2.1. Performance Goals. The Committee shall establish objective performance goals for a calendar year Performance Period.
12.2.2. Amount of Awards. In conjunction with the establishment of performance goals, the Committee shall adopt an objective formula for determining the respective amount payable under a Cash-Based Incentive Award if and to the extent the performance goals are attained.
12.3. Payment of Awards. Cash-Based Incentive Awards will be payable to Participants in cash following written certification by the Committee of attainment of the specified performance goals for the applicable Performance Period, provided, however, that such payments shall be made no later than March 15 of the calendar year following the year of the Performance Period.
12.4. Guidelines. The Committee may adopt from time to time written policies for its implementation of this Article 12.
13.
FORFEITURE AND TERMINATION OF EMPLOYMENT OR SERVICE AS A DIRECTOR OR CONSULTANT

13.1. Terms Provided in Award Agreements. Except as otherwise determined by the Committee in connection with particular Awards and set forth in the applicable Award Agreements, the provisions of Sections 13.2 and 13.3 shall apply to outstanding Awards held by a Participant at the time of termination of the Participant’s employment or the termination of a Participant’s service as a Director or Consultant.
13.2. Effect of Termination of Employment on Awards — Employees Only.
13.2.1. Termination. Subject to Section 13.2.2, and except as otherwise provided in an Award Agreement or other written agreement between the Corporation and the Participant, which may be entered into at any time before or after termination of employment of the Participant, in the event of the termination of an Employee Participant’s employment with the Corporation, a Subsidiary of the Corporation or an Affiliated Entity, (i) all of such Participant’s unvested Awards shall expire, terminate and be forfeited, and shall be void for all purposes, immediately on the date such Participant’s employment is terminated; and (ii) all of such Participant’s Awards that are vested on or prior to the date such Participant’s employment is terminated shall not expire for the applicable time period set forth below.
(a) Death or Permanent Disability. In the event such Participant’s employment with the Corporation, a Subsidiary of the Corporation or an Affiliated Entity terminates as a result of death or Permanent Disability, such Participant’s then vested Awards shall not expire until the earlier of (1) the date on which such Awards would have expired in accordance with their terms had such Participant remained employed; and (2) the date that is (A) one hundred eighty (180) days after the Participant’s employment is terminated, if the Award is not an Incentive Stock Option; or (B) twelve (12) months after the Participant’s employment is terminated, if the Award is an Incentive Stock Option.
(b) Termination for Cause. In the event such Participant’s employment with the Corporation, a Subsidiary of the Corporation or an Affiliated Entity terminates for Cause, such Participant’s then vested Awards shall expire, terminate and be forfeited upon the date the Participant’s employment is terminated. If such Participant’s employment is suspended pending an investigation of whether such Participant’s employment should be terminated for Cause, all of such Participant’s rights under any Award shall likewise be suspended during the period of such investigation.
(c) Other Termination. In the event such Participant’s employment with the Corporation, a Subsidiary of the Corporation or an Affiliated Entity terminates for any reason other than as a result of death, Permanent Disability or for Cause, such Participant’s then vested Awards shall not expire until the earlier of (1) the date on which such Awards would have expired in accordance with their terms had such Participant remained employed; and (2) the date that is thirty (30) days after such Participant’s employment is terminated.

13.2.2. Alteration of Vesting and Exercise Periods. Notwithstanding anything to the contrary in Section 13.2.1, the Committee may in its discretion designate shorter or longer periods to claim or otherwise exercise Awards following a Participant’s termination of employment; provided; however, (i) that in no event shall the term to exercise a Stock Option after termination of employment be extended beyond the original maximum term of such Stock Option; and (ii) that any shorter periods determined by the Committee shall be effective only if provided for in the Award Agreement or if such shorter period is agreed to in writing by the Participant. Notwithstanding anything to the contrary herein, Awards shall be claimed or exercisable by a Participant following such Participant’s termination of employment only to the extent that installments thereof had become exercisable on or prior to the date of such termination; provided, however, that the Committee may, in its discretion, elect to accelerate the vesting of all or any portion of any Awards that had not vested on or prior to the date of such termination.
13.3. Effect of Termination of Engagement on Awards — Non-Employees Only.
13.3.1. Termination. Subject to Section 13.3.2, and except as otherwise provided in an Award Agreement or other written agreement between the Corporation and the Participant, which may be entered into at any time before or after termination of the engagement of the Participant, in the event of the termination of the engagement of a Director or Consultant, (i) all of such Participant’s unvested Awards shall expire, terminate and be forfeited, and shall be void for all purposes, immediately on the date such Director’s or Consultant’s engagement is terminated and (ii) all of such Participant’s Awards that are vested on or prior to the date such Participant’s engagement is terminated shall not expire for the applicable time period set forth below.
(a) Death or Permanent Disability. In the event such Participant’s engagement with the Corporation or an Affiliated Entity terminates as a result of death or Permanent Disability, such Participant’s then vested Awards shall not expire until the earlier of (1) the date on which such Awards would have expired in accordance with their terms had such Participant remained engaged; and (2) the date that is one hundred eighty (180) days after the Participant’s engagement is terminated.
(b) Termination for Cause. In the event such Participant’s engagement with the Corporation or an Affiliated Entity terminates for Cause, such Participant’s then vested Awards shall expire, terminate and be forfeited upon the date the Participant’s engagement is terminated. If such Participant’s engagement is suspended pending an investigation of whether such Participant’s engagement should be terminated for Cause, all of such Participant’s rights under any Award shall likewise be suspended during the period of such investigation.
(c) Other Termination. In the event such Participant’s engagement with the Corporation or an Affiliated Entity terminates for any reason other than as a result of death, Permanent Disability or for Cause, such Participant’s then vested Awards shall not expire until the earlier of (1) the date on which such Awards would have expired in accordance with their terms had such Participant remained engaged and (2) the date that is thirty (30) days after such Participant’s engagement is terminated.
13.3.2. Alteration of Vesting and Exercise Periods. Notwithstanding anything to the contrary in Section 13.3.1, the Committee may, in its discretion, designate shorter or longer periods to claim or otherwise exercise Awards following a Director or Consultant Participant’s termination of engagement; provided, however, (i) that in no event shall the term to exercise a Stock Option after termination of an engagement be extended beyond the original maximum term of such Stock Option; and (ii) that any shorter periods determined by the Committee shall be effective only if provided for in the Award Agreement or if such shorter period is agreed to in writing by the Participant. Notwithstanding anything to the contrary herein, Awards shall be claimed or exercisable by a Participant following such Participant’s termination of engagement only to the extent that the installments thereof had become exercisable on or prior to the date of such termination; provided, however, that the Committee may, in its discretion, elect to accelerate the vesting of all or any portion of any Awards that had not vested on or prior to the date of such termination.
14.
REORGANIZATIONS

14.1. Corporate Transactions Not Involving a Change in Control. If the Corporation shall consummate any Reorganization not involving a Change in Control in which holders of shares of Common Stock are entitled to receive in respect of such shares any securities, cash or other consideration (including, without limitation, a different number of shares of Common Stock), each Award outstanding under the Plan shall be subject to adjustment pursuant to and in accordance with Section 4.3.
14.2. Corporate Transactions Involving a Change in Control. Notwithstanding any other provision of the Plan to the contrary, except to the extent otherwise provided in an Award Agreement, in the event of a Change in Control:
(a) The Committee shall have the discretion to terminate and cancel, with or without the payment of any consideration, any or all Awards (or portions thereof) that are not vested as of the date of such Change in Control;
(b) The Committee shall have the discretion to accelerate the vesting of any or all Awards (or portions thereof) that are not vested as of the date of such Change in Control;
(c) The Committee shall have the discretion to remove any restrictions and to terminate any repurchase rights existing with respect to any or all Awards (or portions thereof) as of the date of such Change in Control;
(d) Outstanding Awards shall be subject to any agreement of sale, Reorganization or other corporate transaction that effects such Change in Control, which agreement shall provide for one or any combination of the following:
(i) The continuation of the outstanding Awards by the Corporation, if the Corporation is a surviving corporation;
(ii) The assumption of the outstanding Awards by the surviving corporation or its parent or subsidiary;
(iii) The termination and cancellation, with or without consideration, of any outstanding Award (or portion of any outstanding Award) that is not vested;
(iv) The substitution by the surviving corporation or its parent or subsidiary of equivalent awards for the outstanding Awards; or
(v) Settlement of each share of Common Stock subject to an outstanding Award that is vested for the Change in Control Price (less, to the extent applicable, the per share Exercise Price), or if the per share Exercise Price equals or exceeds the Change in Control Price, the outstanding Award shall terminate and be canceled immediately prior to giving effect to the Change in Control.
(e) In the absence of any agreement of sale, Reorganization or other corporate transaction effecting such Change in Control, each share of Common Stock subject to an outstanding Award that is vested shall be settled for the Change in Control Price less, to the extent applicable, the per share Exercise Price, or, if the per share Exercise Price equals or exceeds the Change in Control Price, the outstanding vested Award shall terminate and be canceled immediately prior to giving effect to the Change in Control, and each unvested Award shall terminate and be canceled immediately prior to giving effect to the Change in Control without the payment of any consideration therefor.
(f) Notwithstanding any provision of the Plan to the contrary, a Participant’s entitlement, if any, to payment pursuant to this Section 14.2 shall be forfeited on the date that is six (6) months following the Change in Control (i) if, by such date, such Participant has not responded to any notice from the Corporation with respect to such Change in Control and has failed to notify the Corporation of a new address to which notices from the Corporation may be delivered in accordance with the terms of the applicable Award Agreement; or (ii) if such Participant fails by such date to provide the Committee with a bank account to which funds can be wired, information necessary for tax withholding or any other information reasonably requested by the Committee.
15.
TRANSFERABILITY OF AWARDS

15.1. Transferability. Unless otherwise provided in an Award Agreement, Awards shall not be transferable either voluntarily or by operation of law other than by will or the laws of descent and distribution; no Awards shall be subject, in whole or in part, to attachment, execution, or levy of any kind; and any purported transfer in violation hereof shall be null and void.
15.2. Domestic Relations Orders. Without limiting the generality of Section 15.1, no domestic relations order purporting to authorize a transfer of an Award or any interest in an Award or to grant the power to exercise an Option or SAR to any person other than a Participant (or his or her Representative) shall be recognized as valid or enforceable.
16.
ARBITRATION

The Committee may, as a condition to granting an Award, require that a Participant agree in writing to submit all disputes or claims arising out of or relating to any such Award to binding arbitration in accordance with such terms as the Committee shall prescribe.
17.
COMPLIANCE WITH SECTION 409A

17.1. Compliance.
17.1.1. General. Any Award that is granted under the Plan shall be designed and administered so that the Award is either exempt from the application of, or compliant with, the requirements of Section 409A.
17.1.2. Terms of Award Agreement. To the extent that the Committee determines that any Award granted under the Plan is subject to Section 409A, the Award Agreement shall include such terms and conditions as the Committee determines, in its discretion, are necessary or advisable to avoid the imposition on the Participant of an additional tax under Section 409A. Notwithstanding any other provision of the Plan or any Award Agreement (unless the Award Agreement provides otherwise with specific reference to this Section): (i) an Award shall not be granted, deferred, accelerated, extended, paid out, settled, substituted, adjusted or modified under the Plan in a manner that would result in the imposition of an additional tax under Section 409A on a Participant; and (ii) if an Award Agreement with a Participant who is Specified Employee provides for the deferral of compensation within the meaning of Section 409A, no distribution or payment of any amount shall be made before a date that is six (6) months following the date of such Participant’s Separation from Service or, if earlier, the date of the Participant’s death.
17.1.3. No Warranty. Although the Corporation intends to administer the Plan so that Awards will be exempt from, or will comply with, the requirements of Section 409A and the Regulations, the Corporation does not warrant that any Award under the Plan will qualify for favorable tax treatment under Section 409A or any other provision of federal, state, local, or non-United States law. Neither the Corporation, its Affiliated Entities nor their respective directors, officers, employees or advisers shall be liable to any Participant (or any other individual claiming a benefit through the Participant) for any tax, interest or penalties the Participant may owe as a result of the grant, holding, vesting, exercise or payment of any Award under the Plan.
17.2. Deferrals. Subject to the requirements of Section 17.1, the Committee may permit or require a Participant to defer such Participant’s receipt of the payment of cash or the delivery of shares of Common Stock that would otherwise be due to such Participant by virtue of the lapse or waiver of restrictions with respect to any Award of a type that may be subject to the deferral provisions of Section 409A and the Regulations. If any such deferral election is required or permitted, the Committee shall, prior to requiring or permitting such deferral election, establish written rules and procedures for such payment deferrals that are intended to comply with the requirements of Section 409A and the Regulations including, without limitation, the time when a deferral election can or must be made, the period of the deferral, and the events that would result in payment of the deferred amount.
18.
AMENDMENT, MODIFICATION, SUSPENSION, AND TERMINATION

18.1. Amendment, Modification, Suspension, and Termination. Subject to Sections 17.1 and 18.3, the Board may, at any time and from time to time, alter, amend, modify, suspend, or terminate the Plan without stockholder approval in whole or in part; provided, however, that, no amendment of the Plan shall be made without stockholder approval if stockholder approval is required by applicable United States or Canadian federal, state, provincial and local laws, rules, regulation, and any governmental or regulatory agency, including the TSX. Furthermore, no amendment, modification, suspension or termination may impact the distribution of any Award that is subject to Section 409A, except as permitted by such Section. For greater certainty, the Corporation shall submit for stockholder approval any amendment of the Plan required to be submitted for stockholder approval by the TSX or that otherwise would:
(a) reduce the Exercise Price that would benefit an Insider;
(b) extend the term of Awards granted under the Plan that would benefit an Insider;
(c) remove or exceed the Insider and Director participation limits imposed by Section 4.1.4 and Sections 4.1.3 and 4.2.6, respectively;
(d) increase the maximum number of shares of Common Stock for which Awards may be granted under the Plan; and
(e) amend this Section 18.1.
For Subsection 18.1(a) — (c), the votes of securities held directly or indirectly by Insiders benefiting directly or indirectly from the amendment shall be excluded. For Subsection 18.1(d) — (e), the votes of securities held directly or indirectly by Insiders entitled to receive a benefit directly or indirectly under the arrangement shall be excluded unless the arrangement contains the Insider and Director participation limits imposed by Section 4.1.4 and Sections 4.1.3 and 4.2.6, respectively.
In addition to the above exclusions, for Subsection 18.1(e), where the amendment will disproportionately benefit one or more Insiders over other participants under the arrangement, the votes of securities held directly or indirectly by those Insiders receiving the disproportionate benefit shall be excluded.
18.2. Adjustment of Awards Upon the Occurrence of Certain Unusual or Nonrecurring Events. Subject to Section 18.1, the Committee may make adjustments in the terms and conditions of, and the criteria included in, Awards in recognition of unusual or nonrecurring events (including, without limitation, the events described in Section 4.3 hereof) affecting the Corporation (or any of its Affiliated Entities) or the financial statements of the Corporation (or any Subsidiary of the Corporation or any of its Affiliated Entities) or of changes in applicable laws, rules, regulations or accounting principles, whenever the Committee determines that such adjustments are appropriate in order to prevent unintended dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan. The determination of the Committee as to the foregoing adjustments, if any, shall be conclusive and binding on Participants under the Plan. No amendment, modification, suspension or termination may impact the distribution of any Award that is subject to Section 409A, except as permitted by such Section.
18.3. Awards Previously Granted. Notwithstanding any other provision of the Plan to the contrary, no termination, amendment, suspension, or modification of the Plan or an Award Agreement shall adversely affect in any material way any Award previously granted under the Plan, without the written consent of the Participant holding such Award.
19.
WITHHOLDING

19.1. Tax Withholding. The Corporation may take such steps as are considered necessary or appropriate for the withholding of any taxes which the Corporation is required to withhold by any law or regulation of any governmental authority whatsoever, without limiting the generality of the foregoing, through (i) the withholding of all or any portion of any payment or (ii) the withholding from the shares of Common Stock to be issued under the Plan a number of whole shares of Common Stock having a Fair Market Value not in excess of the tax withholding requirements based on the maximum statutory rates for the Participant for federal, state, provincial and local tax purposes (including the Participant’s share of payroll or similar taxes) in the applicable jurisdiction. The Corporation, in its discretion, may elect to sell such withheld shares of Common Stock on the market for and on behalf of the Participant or to a broker of the Corporation’s choosing and remit all or a portion of the cash proceeds to the applicable tax authorities to satisfy the applicable withholding requirements. The Participant shall remit to the Corporation in cash any and all applicable withholding taxes that exceed the amount available to the Corporation using whole shares.

19.2. Share Withholding. In the discretion of the Committee, any Award other than Options or SARs may provide that a Participant who is an Employee may elect, in accordance with any conditions set forth in such Award, to satisfy in full the tax withholding obligation by authorizing the Corporation to withhold from the shares of Common Stock to be issued under the Plan a number of whole shares of Common Stock having a Fair Market Value not in excess of the tax withholding requirements based on the maximum statutory rates for the Participant for federal, state, provincial and local tax purposes (including the Participant’s share of payroll or similar taxes) in the applicable jurisdiction (with any remainder to be withheld to be satisfied by the Participant remitting that amount to the Corporation in cash). The Corporation, in its discretion, may sell such withheld shares of Common Stock to a broker of the Corporation’s choosing and remit all or a portion of the cash proceeds to the applicable tax authorities to satisfy the applicable withholding requirements. This election and authorization to withhold shares is intended to comply with the requirements of Rule 10b5‑1(c)(i)(B) of the Exchange Act and to be interpreted to comply with the requirements of Rule 10b5-1(c) of the Exchange Act.
19.3. Option or SAR Withholding. Upon the exercise of a Non-qualified Stock Option or a SAR, the Corporation shall have the right to: (i) require such Participant (or such Participant’s Representative) to pay the Corporation the amount of any taxes which the Corporation may be required to withhold with respect to such exercise; or (ii) deduct from all amounts paid in cash with respect to the exercise of a SAR the amount of any taxes which the Corporation may be required to withhold with respect to such cash amounts. In the discretion of the Committee, any Award may provide that a Participant or such Participant’s Representative may elect to satisfy in full the tax withholding obligations arising from the exercise of an Option or SAR by authorizing the Corporation to withhold from the shares of Common Stock to be issued under the Plan the tax withholding requirements based on the maximum statutory rates for the Participant for federal, state, provincial and local tax purposes (including the Participant’s share of payroll or similar taxes) in the applicable jurisdiction (with any remainder to be withheld to be satisfied by the Participant remitting that amount to the Corporation in cash). The Corporation, in its discretion, may sell such withheld shares of Common Stock to a broker of the Corporation’s choosing and remit all or a portion of the cash proceeds to the applicable tax authorities to satisfy the applicable withholding requirements. No Participant or Participant’s Representative shall have the right to have shares of Common Stock withheld in excess of the tax withholding requirements based on the maximum statutory rates for the Participant for federal, state, provincial and local tax purposes (including the Participant’s share of payroll or similar taxes) in the applicable jurisdiction. Shares of Common Stock used in either of the foregoing ways to satisfy tax withholding obligations will be valued at their Fair Market Value on the date of exercise.
20.
SUCCESSORS

All obligations of the Corporation under the Plan with respect to Awards granted hereunder shall be binding on any successor to the Corporation, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation, or otherwise, of all or substantially all of the business and/or assets of the Corporation.
21.
GENERAL PROVISIONS

21.1. Gender and Number. Except where otherwise indicated by the context, any masculine term used herein also shall include the feminine, the plural shall include the singular, and the singular shall include the plural.
21.2. Severability. In the event that any provision of the Plan shall for any reason be held illegal, invalid or unenforceable in any jurisdiction, or would disqualify the Plan or any Award under any law, rule or regulation deemed applicable by the Committee, such provision shall be construed or deemed amended to the minimum extent necessary to conform to such applicable law, rule or regulation or if it cannot be so construed or deemed amended without, in the determination of the Committee, materially altering the purpose or intent of the Plan or the Award, such provision shall be stricken as to such jurisdiction or Award, and the remainder of the Plan or any such Award shall remain in full force and effect.
21.3. Requirements of Law. The granting of Awards and the issuance of shares of Common Stock under the Plan shall be subject to all applicable laws, rules and regulations, and to such approvals by any governmental agencies or national securities or other stock exchanges as may be required.

21.4. Delivery of Title. The Corporation shall have no obligation to issue or deliver evidence of title for shares of Common Stock issued under the Plan prior to obtaining any approvals from governmental agencies or national securities or other stock exchanges that the Corporation determines are necessary or advisable; and completion of any registration or other qualification of the shares of Common Stock under any applicable securities, “Blue Sky” or other laws that the Corporation determines to be necessary or advisable.
21.5. Inability to Obtain Authority. The inability of the Corporation to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Corporation’s counsel to be necessary to the lawful issuance and sale of any shares of Common Stock hereunder, shall relieve the Corporation of any liability in respect of the failure to issue or sell such shares of Common Stock as to which such requisite authority shall not have been obtained.
21.6. Investment Representations. The Committee may require any individual receiving shares of Common Stock pursuant to an Award under the Plan to represent and warrant in writing that the individual is acquiring the shares of Common Stock for investment and without any present intention to sell or distribute such shares of Common Stock.
21.7. Unfunded Plan. Participants shall have no right, title, or interest whatsoever in or to any investments that the Corporation, any Subsidiary of the Corporation and/or its Affiliated Entities may make to aid it in meeting its obligations under the Plan. Nothing contained in the Plan, and no action taken pursuant to its provisions, shall create or be construed to create a trust of any kind, or a fiduciary relationship between the Corporation and any Participant, beneficiary, legal representative, or any other individual. To the extent that any person acquires a right to receive payments from the Corporation, any Subsidiary of the Corporation or its Affiliated Entities under the Plan, such right shall be no greater than the right of an unsecured general creditor of the Corporation, any Subsidiary of the Corporation or an Affiliated Entity, as the case may be. All payments to be made hereunder shall be paid from the general assets of the Corporation, any Subsidiary of the Corporation or an Affiliated Entity, as the case may be and no special or separate fund shall be established and no segregation of assets shall be made to assure payment of such amounts except as expressly set forth in the Plan.
21.8. No Fractional Shares. No fractional shares of Common Stock shall be issued or delivered pursuant to the Plan or any Award. The Committee shall determine whether cash, Awards, or other property shall be issued or paid in lieu of fractional shares of Common Stock or whether such fractional shares of Common Stock or any rights thereto shall be forfeited or otherwise eliminated.
21.9. Non-Exclusivity of the Plan. The adoption of the Plan shall not be construed as creating any limitations on the power of the Board or Committee to adopt such other compensation arrangements as it may deem desirable for any Participant.
21.10. No Constraint on Corporate Action. Nothing in the Plan shall be construed to: (i) limit, impair, or otherwise affect the Corporation’s, any Subsidiary’s of the Corporation or an Affiliated Entity’s right or power to make adjustments, reclassifications, reorganizations, or changes of its capital or business structure, or to merge or consolidate, or dissolve, liquidate, sell, or transfer all or any part of its business or assets; or (ii) limit the right or power of the Corporation, any Subsidiary of the Corporation or an Affiliated Entity to take any action which such entity deems to be necessary or appropriate.
21.11. Non-Uniform Treatment. The Committee’s determinations under the Plan need not be uniform and may be made by it selectively among Participants or Eligible Persons (whether or not such individuals are similarly situated). Without limiting the generality of the foregoing, the Committee will be entitled, among other things, to make non-uniform and selective determinations, amendments and adjustments, and to enter into non-uniform and selective Award Agreements, as to Participants under the Plan and the terms and conditions applicable to Awards made under the Plan.
21.12. No Employment or Other Continuing Rights. Nothing contained in the Plan (or in any Award Agreement or in any other agreement or document related to the Plan or to Awards granted hereunder) shall confer upon any Eligible Person or Participant any right to continue in the employ (or other business relationship) of the Corporation, any Subsidiary of the Corporation or any Affiliated Entity or constitute any contract or agreement of employment or engagement, or interfere in any way with the right of the Corporation, any Subsidiary of the Corporation or any Affiliated Entity to reduce such person’s compensation or other benefits or to terminate the employment or engagement of such Eligible Person or Participant, with or without Cause. Except as expressly provided in the Plan or in any Award Agreement pursuant to the Plan, the Corporation shall have the right to deal with each Participant in the same manner as if the Plan and any such Award Agreement did not exist, including without limitation with respect to all matters related to the hiring, retention, discharge, compensation and conditions of the employment or engagement of the Participant. Any questions as to whether and when there has been a termination of a Participant’s employment or engagement, the reason (if any) for such termination, and/or the consequences thereof under the terms of the Plan or any Award Agreement shall be determined by the Committee, and the Committee’s determination thereof shall be final and binding.
21.13. References to Successor Statutes, Regulations and Rules. Any reference in the Plan to a particular statute, regulation or rule shall also refer to any successor provision of such statute, regulation or rule.
21.14. Conflicts. In case of any conflict between the Plan and any Award Agreement, the Plan shall control.
21.15. Governing Law. The Plan and each Award Agreement shall be governed by the laws of the State of Delaware, excluding any conflicts or choice of law rule or principle that might otherwise refer construction or interpretation of the Plan to the substantive law of another jurisdiction.

YOUR VOTE IS IMPORTANT. PLEASE VOTE TODAY. Vote by Internet - QUICK EASY IMMEDIATE - 24 Hours a Day, 7 Days a Week or by Mail Your Internet vote authorizes the named proxies to vote your shares in the same manner as if you HYCROFT MINING HOLDING CORPORATION PLEASE DO NOT RETURN THE PROXY CARD IF YOU ARE VOTING ELECTRONICALLY. marked, signed and returned your proxy card. Votes submitted electronically over the Internet must be received by 11:59 p.m., Eastern Time, on June 1, 2022. INTERNET www.cstproxyvote.com Use the Internet to vote your proxy. Have your proxy card available when you access the above website. Follow the prompts to vote your shares. Vote at the Meeting – If you plan to attend the virtual online annual meeting, you will need your 12 digit control number to vote electronically at the annual meeting. To attend the annual meeting, visit: https://www.cstproxy.com/hycroftmining/2022 MAIL – Mark, sign and date your proxy card and return it in the postage-paid envelope provided. PROXY FOLD HERE • DO NOT SEPARATE • INSERT IN ENVELOPE PROVIDED Please mark your votes like this THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSALS 1, 2 AND 3. 1. Election of Directors 3. To adopt and approve an amendment FOR AGAINST ABSTAIN FOR AGAINST ABSTAIN 1. Diane R. Garrett 2. Sean Goodman 3. Michael Harrison 4. Stephen Lang 5. David C. Naccarati 6. Thomas Weng 7. Marni Wieshofer to the HYMC 2020 Performance and Incentive Pay Plan to increase the number of shares available for issuance by 12.0 million shares. 2. To ratify the selection by our audit committee of Plante & Moran, PLLC to serve as our independent registered public accounting firm for the year ending December 31, 2022. FOR AGAINST ABSTAIN CONTROL NUMBER Signature Signature, if held jointly Date , 2022 Note: Please sign exactly as name appears hereon. When shares are held by joint owners, both should sign. When signing as attorney, executor, administrator, trustee, guardian, or corporate officer, please give title as such.

Important Notice Regarding the Internet Availability of Proxy Materials for the Annual Meeting of Stockholders To view the 2022 Proxy Statement, 2021 Annual Report and to Attend the Annual Meeting, please go to: https://www.cstproxy.com/hycroftmining/2022 FOLD HERE • DO NOT SEPARATE • INSERT IN ENVELOPE PROVIDED PROXY THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS HYCROFT MINING HOLDING CORPORATION The undersigned appoints Diane R. Garrett and Stanton K. Rideout, and each of them, as proxies, each with the power to appoint her or his substitute, and authorizes each of them to represent and to vote, as designated on the reverse hereof, all of the shares of common stock of Hycroft Mining Holding Corporation held of record by the undersigned at the close of business on April 6, 2022 at the Annual Meeting of Stockholders of Hycroft Mining Holding Corporation to be held on June 2, 2022, or at any adjournment thereof. THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS INDICATED. IF NO CONTRARY INDICATION IS MADE, THE PROXY WILL BE VOTED IN FAVOR OF ELECTING THE SEVEN NOMINEES TO THE BOARD OF DIRECTORS, AND IN FAVOR OF PROPOSALS 2 AND 3 IN ACCORDANCE WITH THE JUDGMENT OF THE PERSONS
NAMED AS PROXY HEREIN ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. (Continued and to be marked, dated and signed, on the other side)